As filed with the Securities and Exchange Commission on June 4, 2019
Securities Act File No. 33-[___]

Investment Company Act File No. 811-23448

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. ☐

Income eREIT Interval Fund, LLC

(Exact Name of Registrant as Specified in Charter)

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices)

(202)-584-0550
(Registrant’s Area Code and Telephone Number)

Bjorn J. Hall
Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and Address of Agent for Service)

Copies of information to:

Paul J. Delligatti, Esq.

Goodwin Procter LLP
901 New York Avenue, NW

Washington, D.C. 20001

_______________

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fees(1)
Shares of Beneficial Interest	10,000,000	$10.00	$100,000,000	$12,120

(1) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) under the Securities Act of 1933.

PRELIMINARY PROSPECTUS

Subject to completion, dated June 4, 2019

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Income eREIT Interval Fund, LLC

Common Shares ([____])

PROSPECTUS

[____], 2019

The Fund. Income eREIT Interval Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.” The Fund intends to elect to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Mission. Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, owns and operates through its subsidiary Fundrise, LLC, an investment platform both online at www.fundrise.com and through various mobile applications (collectively, the “Fundrise Platform”). Rise Companies believes in leveraging technology to build a better financial system that empowers individuals. With technology, Rise Companies can create a more efficient mechanism than the conventional financial system to invest in real estate and other alternative assets. Enabled by its proprietary technology, the Fundrise Platform aggregates thousands of individuals from across the United States to create the scale of an institutional investor without the high fees and overhead typical of the old-fashioned investment business. Individuals can invest through the Fundrise Platform at ultra-low costs for what Rise Companies believes is a better, more transparent investor experience, while potentially earning attractive risk-adjusted returns from asset classes that have generally been limited to many investors or charged high commissions and premiums for access.

Investment Objective. The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) private commercial real estate (“CRE”) investments, primarily in the form of equity and debt (“Private CRE”), and (ii) publicly traded real estate debt and equity securities (“Publicly Traded Real Estate Securities”). The Fund’s investments in Private CRE may include whole or partial interests in real properties, mortgage debt, mezzanine debt (which is generally indebtedness secured by equity of an entity that owns real estate) and other private real estate investments, such as private equity real estate funds. The Fund’s investments in Publicly Traded Real Estate Securities may include commercial mortgage-backed securities, residential mortgage-backed securities and other equity or debt securities issued by real estate-related companies, REITs or real estate-related investment companies.

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The Fund will gain exposure to its Private CRE through its investments in the securities of wholly owned subsidiaries, joint ventures, or co-investment transactions (collectively, “Real Estate Investment Vehicles”). The Real Estate Investment Vehicles will primarily consist of three types of potential investment structures: (i) wholly owned subsidiaries of the Fund (“Wholly Owned Entities”); (ii) entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”); and (iii) entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Adviser (as defined below), as well as possible unaffiliated third party investors (“Co-Investment Entities”), subject to the receipt of an exemptive order from the SEC. For those investments made through Co-Investment Entities requiring an exemptive order, the Fund is seeking an exemptive order from the SEC to allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Adviser (including the “eREITs®” and “eFundsTM” described below under “Investment Adviser”). However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund and/or the Co-Investment Entities intend to co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund operates as an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding common shares of limited liability company interests (“Shares”) at net asset value (“NAV”). In connection with each repurchase offer, it is likely that the Fund may offer to repurchase only a minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund does not currently intend to list its shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, you should consider the Shares to have limited liquidity. See “Risk Factors – Risks Related to an Investment in the Fund” and “Periodic Repurchase Offers.”

Leverage. The Fund may use leverage to provide additional funds to support its investment activities. The Fund expects to utilize debt financing consisting of property level debt (mortgages on the Fund’s properties that are generally not recourse to the Fund) and entity level debt (non-mortgage debt that is recourse to the Fund). Property level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by real estate owned by such special purpose vehicles, but such property level debt is generally not recourse to the Fund and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. The Fund may also incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings. In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares of limited liability company interests (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance. Currently, the Fund has no intention to issue Preferred Shares. See “Risk Factors – Risks Related to the Fund’s Financing Strategy.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	There is not expected to be any secondary trading market in the Shares.

•	Unlike most closed-end funds, the Shares are not listed on any securities exchange. The Fund will provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%).

•	Shareholders should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.

•	If a Shareholder is able to sell its Shares outside the quarterly repurchase process, the Shareholder likely will receive less than the then-current NAV per Share.

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•	There is no assurance that distributions paid by the Fund will be maintained at a certain level or that dividends will be paid at all.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Investing in Shares is speculative and involves substantial risks. You should purchase Shares of the Fund only if you can afford a complete loss of your investment. See the “Risk Factors” section beginning on page [__] of this Prospectus to read about the more significant risks you should consider before investing in the Fund.

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. Moreover, the Fund’s Shares are subject to restrictions on transferability and may only be transferred or resold in accordance with the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

The Adviser. The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. The Adviser is a wholly-owned subsidiary of the Rise Companies, the Fund’s sponsor, which owns and operates the Fundrise Platform that allows individuals to become investors in equity or debt holders in real estate opportunities that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of real estate investment opportunities using REITs and other real-estate focused investment vehicles (each, an “eREIT®”, which is a registered trademark of Rise Companies) and for-sale housing funds (each, an “eFundTM”) sponsored by Rise Companies that are managed by the Adviser and offered directly to investors online on the Fundrise Platform, without any brokers or selling commissions. The Fund is included among the eREITs® made available through the Fundrise Platform. As of March 15, 2019, the Adviser had approximately $558 million in assets under management.

Securities Offered. The Fund is offering its Shares on a continuous basis up to [____] Shares. The minimum initial investment for Shares of the Fund is $[1,000]. Subsequent investments may be made in any amount. The Fund reserves the right to modify or waive the minimum purchase requirement. Shares are being offered by the Fund at an offering price equal to the Fund’s then-current NAV per Share. Shares are not subject to sales charges. The Fund is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its “best efforts” to sell the Shares. No arrangements have been made to place proceeds in an escrow, trust, or similar account. The Fund intends to distribute its shares primarily through the Fundrise Platform. The Fund will not pay Fundrise, LLC, the owner of the Fundrise Platform, any sales commissions or other remuneration for hosting the offering on the Fundrise Platform. The Fund is currently offering one class of Shares on a continuous basis. The Fund may offer additional classes of Shares in the future. The Fund is seeking an exemptive order from the SEC that will permit the Fund to issue multiple classes of Shares; there is no assurance, however, that the relief will be granted. Until such exemptive order is granted and the Fund registers a new Share class, the Fund will only offer one class of Shares.

	Per Share(1)		Total(1)
Public Offering Price	$	[____]	$	[____]
Sales Charge (Load)(1)		None		None
Proceeds to the Fund (Before Expenses)(2)	$	[____]	$	[____]

(1)	Shares are being offered by the Fund at an offering price equal to the Fund’s then-current NAV per Share. Shares are not subject to sales charges.

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(2)	Assumes all amounts currently registered are sold in the continuous offering. The Fund’s estimated organization and offering costs for the initial 12-month period of investment operations are $[____], or $[____] per Share. All organization and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to an Expense Limitation Agreement between the Fund and the Adviser. Reimbursement payments will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed 1.00% of the aggregate gross offering proceeds from this offering. If the sum of the total unreimbursed amount of such organization and offering costs, plus new costs incurred since the last reimbursement payment, exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the 1.00% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full. See “Fund Expenses.”

This Prospectus provides information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated [____] (the “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The SAI and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Income eREIT Interval Fund, LLC Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fundrise Platform website at www.fundrise.com. The table of contents of the SAI appears on page [____] of this Prospectus. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The SAI, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the LLC Agreement. A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the SEC.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

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Beginning in 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or, if applicable, from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fundrise Platform website at www.fundrise.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (202) 584-0550, by submitting a signed letter of instruction requesting paper reports to Income eREIT Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, or by visiting the Fundrise Platform website at www.fundrise.com. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at (202) 584-0550, by submitting a signed letter of instruction requesting paper reports to Income eREIT Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, or by visiting the Fundrise Platform website at www.fundrise.com. If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary, as applicable.

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PROSPECTUS SUMMARY

This summary does not contain all of the information that a prospective investor should consider before investing in the shares offered pursuant to this Prospectus. Before investing, a prospective investor should carefully read the more detailed information contained or incorporated by reference in this Prospectus and the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

Income eREIT Interval Fund (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is operated as an “interval fund” (as defined below) and continuously offers its common shares of limited liability company interests (“Shares”) at net asset value (“NAV”). The Fund intends to elect to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) private commercial real estate (“CRE”) investments, primarily in the form of equity and debt (“Private CRE”), and (ii) publicly traded real estate debt and equity securities (“Publicly Traded Real Estate Securities”). The Fund’s investments in Private CRE may include whole or partial interests in real properties, mortgage debt, mezzanine debt (which is generally indebtedness secured by equity of an entity that owns real estate) and other private real estate investments, such as private equity real estate funds. The Fund’s investments in Publicly Traded Real Estate Securities may include commercial mortgage-backed securities, residential mortgage-backed securities and other equity or debt securities issued by real estate-related companies, REITs or real estate-related investment companies.

On a long-term basis, under normal market conditions, the Adviser (as defined below) will seek to allocate the Fund’s portfolio generally in accordance with the following targeted percentages of net assets (plus the amount of any borrowings for investment purposes): 60-90% to Private CRE; and 10-40% to Publicly Traded Real Estate Securities and cash or cash equivalents and other short-term investments to facilitate liquidity for periodic repurchases. The Adviser will have the ability to allocate the Fund’s portfolio between Private CRE and Publicly Traded Real Estate Securities, subject to the supervision and direction of the Board.

The Fund will gain exposure to its Private CRE through its investments in the securities of wholly owned subsidiaries, joint ventures, or co-investment transactions (collectively, “Real Estate Investment Vehicles”). The Real Estate Investment Vehicles will primarily consist of three types of potential investment structures: (i) wholly owned subsidiaries of the Fund (“Wholly Owned Entities”); (ii) entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”); and (iii) entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Adviser (as defined below), as well as possible unaffiliated third party investors (“Co-Investment Entities”), subject to the receipt of an exemptive order from the SEC. For those investments made through Co-Investment Entities requiring an exemptive order, the Fund is seeking an exemptive order from the SEC to allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Adviser (including the “eREITs®” and “eFundsTM” described below under “Investment Adviser”). However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund and/or the Co-Investment Entities intend to co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates.

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The Fund may invest in securities issued by private equity real estate funds that may be structured as corporations, limited partnerships or limited liability companies and that hold real estate assets including office, industrial, multifamily and office properties. The Fund seeks, through private equity real estate funds, to focus primarily on private real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 15% of its net assets in pooled investment vehicles, including private equity real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund has not set a limitation on the amount of its investments that it may invest in all other private equity real estate funds (e.g., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity and common equity, and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make, on a limited basis, investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country.

The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Policies and Strategies.”

Investment Adviser

Fundrise Advisors, LLC serves as the investment adviser to the Fund (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. In carrying out these responsibilities, the Adviser also performs certain administrative, fund accounting and shareholder services for the Fund. The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform both online at www.fundrise.com and through various mobile applications (collectively, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in real estate opportunities that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of real estate investment opportunities using REITs and other real estate-focused investment vehicles (each, an “eREIT®”, which is a registered trademark of Rise Companies) and for-sale housing funds (each, an “eFundTM”) sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Fund is included among the eREITs® made available through the Fundrise Platform. As of March 15, 2019, the Adviser had approximately $558 million in assets under management.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) equal to [0.85%] of the Fund’s average daily net assets.

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Expense Limitation

The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related investments, taxes, third-party legal and audit fees, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [____]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect at least through [____], unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board. After its initial one-year term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Closed-End Fund Structure

The Fund has been organized as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly referred to as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%). The Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), although not subject to continuous out-flows (redemptions). The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the Share repurchase program, or, in limited circumstances, as a result of transfers of Shares pursuant to the provisions of the Limited Liability Company Agreement of the Fund, no matter how the Fund performs.

Investor Suitability

An investment in the Fund involves substantial risks and may not be suitable for all investors. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisors should (i) consider the suitability of an investment in the Fund with respect to the investor’s investment objective and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases will occur in the months of March, June, September and December. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date.

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The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Principal Risks

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on his or her investment or that a Shareholder may lose part or all of his or her investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” You should carefully consider the following principal risks before investing in the Fund.

•	The Fund is a new company and has no prior operating history.

•	An investment the Fund’s Shares is not suitable for an investor if he or she needs immediate access to the money invested due to the limitations on repurchases resulting from the Fund’s operation as an interval fund.

•	The Fund has not identified any specific investment that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Fund’s new investments prior to purchasing Shares.

•	No public trading market for Shares will exist and, as a result, an investment in the Shares is illiquid.

•	If a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share. Shareholders are subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. The Shares sold in this offering will not be listed on an exchange. Therefore, if Shareholders purchase shares in this offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their Shares.

•	The Fund will offer to repurchase Shares on a quarterly basis. As a result, Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the Share repurchase program, they may not be able to recover the amount of their investment in the Shares.

•	During a given repurchase offer, it is possible that general economic and market conditions could cause a decline in the NAV per share prior to the repurchase date.

•	Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Fund’s periodic repurchase offers may be at a lower price than the price investors paid for Shares, and the timing of the Fund’s repurchase offers may be at a time that is disadvantageous to Shareholders.

•	If the Fund is unable to find suitable investments, the Fund may not be able to achieve its investment objective or pay distributions. If the Fund pays distributions from sources other than the Fund’s cash flow from operations, the Fund will have less funds available for investments and a Shareholder’s overall return will be reduced.

•	This is a “best efforts” offering, and if the Fund is unable to raise substantial funds, the Fund will be limited in the number and type of investments the Fund makes and the value of a Shareholder’s investment in the Fund will fluctuate with the performance of the specific assets the Fund acquires.

•	Future disruptions in the financial markets or deteriorating economic conditions could adversely impact the market for Private CRE as well as the market for debt-related investments generally, which could hinder the Fund’s ability to implement the Fund’s business strategy and generate returns to Shareholders.

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•	If the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

•	Rise Companies is a development stage company with limited operating history. As a company in the early stages of development, Rise Companies faces increased risks, uncertainties, expenses and difficulties.

•	If the Fund’s techniques for managing risk are ineffective, the Fund may be exposed to unanticipated losses.

•	As a “non-diversified” fund, the Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset.

•	The Fund has not established investment criteria limiting the geographic concentration of the Fund’s investments in Private CRE equity or debt investments and other real estate-related assets. If the Fund’s investments are concentrated in an area that experiences adverse economic conditions, the Fund’s investments may lose value and the Fund may experience losses.

•	A significant portion of the Fund’s portfolio investments will be recorded at fair value as determined in good faith by or under the direction of the Board and, as a result, there may be uncertainty as to the value of these investments.

•	Economic recessions or downturns may have an adverse effect on the Fund’s business, financial condition and results of operations. Global economic, political and market conditions and economic uncertainty may adversely affect the Fund’s business, results of operations and financial condition.

•	The Fund will be exposed to certain risks associated with its Private CRE, including general risks affecting all types of commercial real estate and certain specific risks associated with specific asset classes of Private CRE.

•	By investing in a Real Estate Investment Vehicle, the Fund is indirectly exposed to risks associated with the Real Estate Investment Vehicle’s investments in private real estate.

•	Many of the Fund’s investments are illiquid and the Fund may not be able to vary the Fund’s portfolio in response to changes in economic and other conditions.

•	Declines in the market values of Fund’s investments may adversely affect periodic reported results of operations and credit availability, which may reduce earnings and, in turn, cash available for distribution to Shareholders.

•	A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could harm the Fund’s operations.

•	The leases on the properties underlying the Fund’s investments may not be renewed on favorable terms.

•	Risks of cost overruns and non-completion of the construction or renovation of the properties underlying loans the Fund makes or acquires may materially adversely affect the Fund’s investment.

•	The Fund is exposed to environmental liabilities with respect to properties to which the Fund takes title.

•	If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return.

•	The Private CRE debt investments the Fund originates and invests in could be subject to delinquency, foreclosure and loss, which could result in losses to the Fund.

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•	Competition with third parties in acquiring and originating investments may reduce the Fund’s profitability and the return on a Shareholder’s investment.

•	The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” or “junk bonds,” which may increase its risk of losses;

•	The subordinate Private CRE debt investments the Fund may originate and invest in may be subject to risks relating to the structure and terms of the related transactions, as well as subordination in bankruptcy, and there may not be sufficient funds or assets remaining to satisfy the Fund’s investments, which may result in losses to the Fund.

•	The Fund may invest in mezzanine loans, non-conforming or non-investment grade rated loans, adjustable rate mortgage loans, and collateral debt obligations, which involve greater risk of loss.

•	Changes in interest rates and/or credit spreads could negatively affect the value of the Fund’s investments, which could result in reduced earnings or losses and negatively affect the cash available for distribution to Fund’s Shareholders.

•	The Fund may not have sole decision-making authority over the private equity real estate funds and may be unable to take actions to protect its interests in these investments.

•	The Fund may be subject to additional risks if it fails to meet a capital call from the private equity real estate funds.

•	The private equity real estate funds will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of the 1940 Act’s protective provisions.

•	The Fund may indirectly invest in CRE ownership through private equity real estate funds, which carry with it unique risks, including (i) the ability of the private equity real estate funds to select and manage successful investment opportunities; (ii) the quality of the investments in which a private equity real estate funds invests; (iii) the ability of a private equity real estate fund to liquidate its investments; and (iv) general economic conditions.

•	The Fund’s investments in certain other investment funds will not be subject to the leverage restrictions imposed by the 1940 Act and as a result, the Fund could be effectively leveraged in an amount exceeding the limitations imposed by the 1940 Act.

•	The private equity real estate funds, Real Estate Investment Vehicles and REITs may pursue investment strategies that compete with each other or do not align with those of the Fund.

•	The Fund’s investments in private equity real estate funds and certain Publicly Traded Real Estate Securities may be subject to the credit risks of the borrowers of debt investments held by such private equity real estate funds or certain Publicly Traded Real Estate Securities issuers.

•	The Fund’s investments in the securities of publicly traded REITs will be subject to the risks affecting these REITs directly.

•	The Fund’s investments in the unsecured debt of publicly traded REITs will be subject to the credit risk of those REITs.

•	The Fund may use short-term borrowings to finance its investments and it may need to use such borrowings for extended periods of time to the extent it is unable to access long-term financing. This may expose the Fund to increased risks associated with decreases in the fair value of the underlying collateral, which could have an adverse impact on the Fund’s results of operations.

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•	The Fund may use leverage in connection with its investments of up to 33 1/3% of the Fund’s total assets, including leverage incurred through a Real Estate Investment Vehicle, if any, and the value of the assets purchased with the proceeds of the Fund’s indebtedness, if any, which may increase the risk of loss associated with its investments.

•	The Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Fund’s business, financial condition and results of operations.

•	Failure to qualify as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders.

•	Even if the Fund qualifies as a REIT, the Fund may owe other taxes that will reduce the Fund’s cash flows.

•	REIT distribution requirements could adversely affect the Fund’s liquidity and may force the Fund to borrow funds during unfavorable market conditions.

•	Complying with REIT requirements may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments.

•	Complying with REIT requirements may limit the Fund’s ability to hedge effectively and may cause the Fund to incur tax liabilities.

•	The ability of the Adviser to revoke the Fund’s REIT qualification without Shareholder approval may cause adverse consequences to Shareholders.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

U.S. Federal Income Tax Considerations

The Fund intends to elect to be taxed as a REIT for U.S. federal income tax purposes commencing with the Fund’s taxable year ending December 31, 2019. The Fund believes that it is organized, and expects to operate, in such a manner to qualify for taxation as a REIT. The Fund’s qualification and taxation as a REIT will depend upon its ability to meet on a continuing basis, through actual operating results, distribution levels, and diversity of Share and asset ownership, the various and complex REIT qualification tests imposed under the Code. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, it generally will be allowed to deduct dividends paid to its Shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that it annually distributes to its Shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to its Shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements. See “U.S. Federal Income Tax Considerations.”

Distribution Policy

The Fund intends to make distributions necessary to maintain its qualification as a REIT. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects that it will declare and make them on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional Shares of the Fund under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). The Board may authorize distributions in stock or in excess of those required for the Fund to maintain REIT status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. See “Distribution Policy” and “Dividend Reinvestment Policy.”

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SUMMARY OF FUND EXPENSES

Fees and Expenses of the Fund

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses
Maximum Sales Load (As a Percent of Offering Price)	None
Repurchase Fee (As a Percent of Proceeds)	2.00%[1]
Annual Fund Expenses[2] (as a percentage of net assets attributable to shares)
Management Fees	[0.85	]%
Other Expenses[3]	[_]	%
Property Level Expenses[4]	[_]	%
Total Annual Fund Operating Expenses	[_]	%
Less Fee Waiver and/or Expense Reimbursement[5]	[_]	%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	[_]	%

[1]	The Fund intends to charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase. See “Periodic Repurchase Offers – Repurchase Fee” below.
[2]	Assumes the Fund raises $[__] in proceeds in the first 12 months following commencement of investment operations, resulting in estimated average net assets of approximately $[__]. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the first 12 months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will raise $[__] in proceeds during the first 12 months following commencement of investment operations.
[3]	Other Expenses are based on estimated amounts for the current fiscal year of the Fund.
[4]	Property Level Expenses are based on estimated amounts for the current fiscal year of the Fund. Property Level Expenses include all estimated fees and expenses related to property management, disposition expenses, and any other expenses related to investments in real property of the Fund’s consolidated subsidiaries.
[5]	The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its management fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related investments, taxes, third-party audit and legal, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [____]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect at least through [____], unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board of Directors. After its initial one-year term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $1,000 in the Fund’s Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s Operating Expenses (as described above) remain the same. The Example reflects adjustments made to the Fund’s Operating Expenses due to the Expense Limitation Agreement for the duration of the one year period only. Based on these assumptions your costs would be:

1 Year		3 Years		5 Years		10 Years
$	[__]	$	[__]	$	[__]	$	[__]

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The Example above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example. While the Example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management of the Fund – Management Fee.”

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FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

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THE FUND

Income eREIT Interval Fund (the “Fund”) is a newly organized non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an “interval fund” and continuously offers its common shares of limited liability company interests (“Shares”) at net asset value (“NAV”). The Fund was organized as a Delaware limited liability company on April 5, 2019. As a newly organized entity, the Fund has no operating history. The Fund intends to elect to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.

USE OF PROCEEDS

The Fund will invest the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objective and policies as stated below. The Fund expects that any expenses or fees payable to the Adviser (as defined below), for its services in connection with managing the Fund’s daily affairs will be paid from cash flow from operations. If such fees and expenses are not paid from cash flow (or waived) they will reduce the cash available for investment and distribution and will directly impact the Fund’s NAV. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds in investments that meet its investment objective and policies within approximately three to six months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Assets that cannot be invested promptly in accordance with the Fund’s investment objective and policies, which may be a substantial portion, may be invested in short-term, highly liquid or other authorized investments, subject to the requirements for qualification as a REIT. Such short-term investments will not earn as high of a return as the Fund expects to earn on its real estate and real estate-related investments. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

By investing in the Fund, the Adviser expects that Shareholders may realize (either directly or indirectly) the following potential benefits:

•	Real Estate Access. An investment in the Fund may be appropriate for long-term investors seeking to add real estate exposure to their overall investment portfolio and provides investors an opportunity to access real estate related investments through the Fund, including Private CRE and Publicly Traded Real Estate Securities (each as defined below), all of which will represent an investment in real estate.

•	Real Estate Diversification. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund intends to pursue its investment strategies by strategically investing across a diversified portfolio of the securities of Private CRE and Publicly Traded Real Estate Securities, all of which will represent a an investment in private real estate. The Fund expects that its investments will provide investment exposure across real estate asset classes, property types, positions in the capital structure, and geographic locations; however, the Fund anticipates that it will focus its investments primarily in multifamily and residential real estate. The Fund concentrates its investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate and real estate-related investments. The Fund’s real estate industry concentration policy is fundamental and may not be changed without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Restrictions.”

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•	More Attractive Investment Terms. By taking advantage of volume and other discounts that typically are not available to individual investors, the Investment Adviser believes that the Fund may be able to provide certain economies of scale to investors through a reduction in the fees charged by investing in Real Estate Investment Vehicles and the Private CRE targeted by the Fund and which may not otherwise be permitted or available to individual investors.

•	Proprietary Investment Opportunities. The Adviser intends to provide the Fund with the opportunity to invest in Private CRE. These real estate investment transactions are (i) sourced through the Adviser’s market-leading reputation and relationships; (ii) researched utilizing the Adviser’s extensive real estate market research; and (iii) selected from a pipeline of ideas generated by an expansive range of private real estate investment advisors. Given the combination of the above, the Adviser believes the Fund will benefit from proprietary ideas and deal flow. The Fund, through the relationships of the Adviser, seeks to have access to real estate investments through Private CRE investments that generate attractive risk-adjusted returns, are exclusively available to the Adviser managed accounts, and are otherwise unavailable to individual, non-institutional investors. These proprietary transactions may involve investing with affiliates of the Fund or the Adviser, which will be conducted in accordance with the requirements of the 1940 Act and in compliance with the conditions of any exemptive order granted by the SEC. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates.

Principal Investment Strategies

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) private commercial real estate (“CRE”) investments, primarily in the form of equity and debt (“Private CRE”), and (ii) publicly traded real estate debt and equity securities (“Publicly Traded Real Estate Securities”). The Fund’s investments in Private CRE may include whole or partial interests in real properties, mortgage debt, mezzanine debt (which is generally indebtedness secured by equity of an entity that owns real estate) and other private real estate investments, such as private equity real estate funds. The Fund’s investments in Publicly Traded Real Estate Securities may include commercial mortgage-backed securities, residential mortgage-backed securities and other equity or debt securities issued by real estate-related companies, REITs or real estate-related investment companies.

On a long-term basis, under normal market conditions, the Adviser will seek to allocate the Fund’s portfolio generally in accordance with the following targeted percentages of net assets (plus the amount of any borrowings for investment purposes): [60-90]% to Private CRE; and [10-40]% to Publicly Traded Real Estate Securities and cash or cash equivalents and other short-term investments to facilitate liquidity for periodic repurchases. The Adviser will have the ability to allocate the Fund’s portfolio between Private CRE and Publicly Traded Real Estate Securities, subject to the supervision and direction of the Board.

Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity and common equity, and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country.

The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

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Fund’s Target Investment Portfolio

The Fund executes its investment strategy primarily by seeking to invest in a broad portfolio of investments across two primary asset classes:

•	Private CRE; and

•	Publicly Traded Real Estate Securities.

The Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements, and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Adviser will have sole discretion to make all investments in the Fund. When allocating the Fund’s investments across these asset classes, the Fund will take into account the requirements for qualifying to be taxed as a REIT under the Code.

Underlying CRE Assets of Fund Investments

The Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments. The CRE assets underlying the Fund’s Private CRE and Publicly Traded Real Estate Securities will consist of two broad categories of real estate and four broad types of real estate.

The two broad categories of underlying CRE are:

•	Core

•	Non-Core

The four broad types of underlying CRE are:

•	Office

•	Retail

•	Multifamily

•	Industrial

The Fund may also invest in a variety of other alternative CRE that are not included in the four broad types of CRE.

Categories of Underlying CRE

The two categories of underlying CRE are discussed below.

Core. Core real estate investments are (i) generally limited to well-located properties with significant occupancy rates and (ii) properties that generally utilize a modest amount of leverage (“Core Properties”). These Core Properties provide relatively lower and more stable returns, and are typically located in primary markets and in the main property types (office, retail, multifamily, industrial, and other alternative CRE properties). Core Properties are stable, well-maintained, well-leased, and often “Class A” properties that have investment grade tenants and above-average rents.

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Non-Core. Non-core real estate investments generally present higher risk than Core Properties but with the possibility of higher returns (“Non-Core Properties”). A Non-Core Property typically involves one or more of the following: (i) a property with a greater leasing risk than a Core Property, (ii) acquisition from a distressed seller, and (iii) a property that may be functionally or economically obsolete, require rehabilitation, or forward commitments as to construction or other capital needs. Non-Core Property investing is generally divided into “opportunistic” and “value-added” investing. “Opportunistic” investing typically presents the greatest risk and little or no expected income return, but with the perceived inherent property values that present the potential for a return higher than with Core Property or value-added investing. Opportunistic investing focuses on properties that need significant rehabilitation to realize their potential. These properties may be highly distressed properties, new development projects, or may have significant vacancies at the time of acquisition. In many cases, opportunistic investments are generating little to no current cash flow and include varying degrees of leverage. Much of the return on these investments will be generated on the back-end, in the form of future rental income or the sale or refinancing of the asset. “Value-added” investing typically entails less risk than opportunistic investing (though greater risk than Core Property investing), with limited expected income return and the perceived potential for a total return greater than Core Property investing but less than opportunistic investing. Value-added investing targets properties that unlike opportunistic investing may have in place existing cash flow, but may not be realizing their full cash flow potential due to management or operational problems, required physical improvements or capital constraints. These properties often require enhancement to upgrade them to higher quality properties. A value-added investor may seek to increase the cash flow over time by making improvements or fixing obsolescences or deficiencies to the asset that will allow it to command higher rents, increasing efforts to lease vacant space at the property to quality tenants, or improving the management of the property and thereby increasing customer satisfaction or lowering operating expenses where possible. Once the operator has successfully increased the net operating income at the property, they typically seek to sell the asset to capture the resulting appreciation in value.

Types of Underlying CRE

Although the Fund is not limited in the types of real estate in which it may invest, the Fund expects that it will invest in the following four broad types of real estate, plus other types of alternative CRE that are not included in the four broad types of CRE:

Office. Office sector properties are generally categorized based upon location and quality. Buildings may be located in Central Business Districts or suburbs. Buildings are also classified by general quality and size, ranging from Class A properties which are generally large-scale buildings of the highest-quality to Class C buildings which are below investment grade.

Retail. The retail sector is comprised of five main formats: neighborhood retail, community centers, regional centers, super-regional centers and single-tenant stores. Location, convenience, accessibility and tenant mix are generally considered to be among the key criteria for successful retail investments. Retail leases tend to range from three to five years for small tenants and 10 to 15 years for large anchor tenants. Leases, particularly for anchor tenants, may include a base payment plus a percentage of retail sales. Income and population density are generally considered to be key drivers of local retail demand.

Multifamily. Multifamily properties are generally defined as having five or more dwelling units that are part of a single complex and offered for rental use as opposed to detached single-family residential properties. There are three main types of multifamily properties — garden-style (mostly one-story apartments), low-rise and high-rise. Apartments generally have the lowest vacancy rates of any property type, with the better performing properties typically located in urban markets or locations with strong employment and demographic dynamics.

Industrial. Industrial properties are generally categorized as warehouse/distribution centers, research and development facilities, flex space or manufacturing. The performance of industrial properties is typically dependent on the proximity to economic centers and the movement of trade and goods. In addition, industrial properties typically utilize a triple-net lease structure pursuant to which the tenant is generally responsible for property operating expenses in addition to base rent which can help mitigate the risks associated with rising expenses.

In addition to office, retail, multifamily, and industrial CRE properties, the Fund may also acquire other alternative types of CRE properties, including but not limited to student housing, data centers, self-storage, wireless towers, truck terminals, single family rentals, manufactured housing, hospitality, and medical and healthcare facilities, including hospitals, medical office buildings, senior housing, skilled nursing facilities, assisted living facilities, and research facilities.

Private CRE Equity Investments

The Fund’s Private CRE equity investments will consist of the two broad categories and four broad types of CRE, plus other types of alternative CRE that are not included in the four broad types of CRE, and will be evaluated using the characteristics set forth above in describing the underlying CRE assets. Investments in Private CRE equity investments may be, but need not be required to be, made through a Real Estate Investment Vehicle (as described below).

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As noted above, the Fund will gain exposure to Private CRE through its investments in the securities of wholly owned subsidiaries, joint ventures, or co-investment transactions (collectively, “Real Estate Investment Vehicles”). However, the potential investment structure of the Real Estate Investment Vehicles will also vary. The Real Estate Investment Vehicles may be wholly owned subsidiaries of the Fund or entities in which the Fund has a majority or minority interest. The Real Estate Investment Vehicles will primarily consist of three types of potential investment structures: (i) wholly owned subsidiaries of the Fund (“Wholly Owned Entities”); (ii) entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”); and (iii) entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Adviser, as well as possible unaffiliated third party investors (“Co-Investment Entities”), subject to the receipt of an exemptive order from the SEC. For those investments made through Co-Investment Entities requiring an exemptive order, the Fund is seeking an exemptive order from the SEC to allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Adviser (including the “eREITs®” and “eFundsTM” described below under “Management of the Fund – Investment Adviser”). However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund and/or the Co-Investment Entities intend to co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates. The underlying Private CRE to be held by a Wholly Owned Entity, Joint Venture Entity, or Co-Investment Entity will be evaluated suing the criteria described elsewhere in this prospectus.

The Real Estate Investment Vehicles may be wholly owned subsidiaries of the Fund or entities in which the Fund has a majority or minority interest. The Fund will consolidate any of its wholly owned Real Estate Investment Vehicles for purposes of financial statements, compliance with diversification, borrowings, and concentration requirements and restrictions. The Real Estate Investment Vehicles will also be managed by the Adviser. The Adviser will not receive a fee for managing a Real Estate Investment Vehicle, although the Fund will indirectly incur the Real Estate Investment Vehicle’s operating expenses.

Wholly Owned Entities. The Fund intends to invest in Private CRE through one or more Wholly Owned Entities. Private CRE through these Wholly Owned Entities may include fee simple (i.e., an absolute title to the underlying real estate free of any other claims), leasehold ownership, or a partnership interest in the underlying real estate. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete control of the Underlying Real Estate Investments held by the Wholly Owned Entity and as a result, the Fund will bear all risks associated with the underlying Private CRE. However, the Fund will have greater flexibility as to disposition of a Private CRE investment or the renovation, redevelopment, repositioning, or disposition of an underlying Private CRE investment held by the Wholly Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying Private CRE investment. Further, investments in real estate made through a Wholly Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.

Joint Venture Entities. The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, real estate developers, owners, or other non-affiliated third parties for the purpose of owning or operating Private CRE through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying Private CRE held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.

The Fund has not established safeguards it will apply to, or be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Adviser considers all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to:

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•	the management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture;

•	the Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances;

•	the Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfers; and

•	the Fund’s qualification as a REIT for U.S. federal income tax purposes.

Co-Investment Entities.  Instead of acquiring full ownership of Private CRE investments through a Wholly Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Private CRE or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Private CRE, as applicable, owned by the Co-Investment Entity. The Fund’s ownership in the Co-Investment Entity will be passive in nature, as the Fund may have a greater economic interest but less control rights in the Co-Investment Entity than the affiliate in which the Fund will co-invest alongside. The Fund’s investments in real estate through the securities of a Co-Investment Entity with its affiliates is subject to the requirements of the 1940 Act and receipt of an exemptive order from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Adviser (including the “eREITs®” and “eFundsTM” described below under “Management of the Fund – Investment Adviser”). However, there can be no assurance that the Fund will obtain such relief. Any such exemptive order from the SEC with respect to co-investments will impose extensive conditions on the terms of any co-investment made by an affiliate of the Fund. Certain unaffiliated third parties may also invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest. Prior to obtaining exemptive relief, the Fund and/or the Co-Investment Entities intend to co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates.

Private CRE Debt Investments

The Fund expects that its Private CRE debt investments will be secured by or issued in connection with the two broad categories and four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE. The Fund expects that the Fund will invest in CRE Debt Investments by engaging in any of the following transactions: originating loans and purchasing or participating in other debt investments, purchasing them from third-party sellers, or investing in or purchasing the securities through private equity real estate funds that focus on CRE debt instruments or through the use of a Real Estate Investment Vehicle. Although the Fund generally prefers the benefits of origination, opportunities may arise to purchase Private CRE debt investments, possibly at discounts to par, which will compensate the Fund for the lack of control or structural enhancements typically associated with directly structured investments. The experience of the Adviser in both disciplines will provide the Fund flexibility in a variety of market conditions.

The Fund expects that the Private CRE debt investments will consist of the following types of CRE debt:

Commercial Real Estate Loans. The Fund intends to acquire commercial real estate loans, including loans for for-sale housing, by originating the loans and by purchasing them from third party sellers. Although the Fund generally prefers the benefits of origination, the current market conditions have created situations where holders of Private CRE debt investments may be in distress and are therefore willing to sell at prices that compensate the buyer for the lack of control typically associated with directly structured investments. The experience of the Adviser in making distressed investments greatly augments its capabilities in this area.

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Senior Mortgage Loans. The Fund intends to invest in senior mortgage loans that are predominantly three to five year term loans providing capital for the acquisition, refinancing or repositioning of quality real estate and may be fixed or floating rate loans that immediately provide the Fund with current income, which the Fund refers to as current-pay loans. The Fund expects that its senior mortgage loans will be primarily backed by properties located in the U.S. The Fund may selectively syndicate portions of these loans, including senior or junior participations that will effectively provide permanent financing or optimize returns which may include interest-only portions.

Senior mortgage loans provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times means control of the entire capital structure. Because of these attributes, this type of investment receives favorable treatment from third party rating agencies and financing sources, which should increase the liquidity of these investments.

Subordinated Mortgage Loans, or B-Notes. The Fund may also invest in structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets, commonly referred to as B-Notes, secured by quality real estate properties primarily located in the U.S. The Fund may create subordinated mortgage loans by creating participations of the Fund’s directly originated first mortgage loans generally through syndications of senior interests or co-origination with a senior lender or the Fund may buy such assets directly from third party originators. Further, the Fund expects that the re-emergence of the collateralized mortgage-backed securities market will allow the Fund to originate first mortgage loans to property owners with near-term liquidity issues and will allow the Fund to contribute the senior AAA rated proceeds of the origination for inclusion in securitizations while retaining the subordinate debt at attractive returns. Due to the current credit market weakness and resulting dearth of capital available in this part of the capital structure, the Fund believes that the opportunities to both originate and to buy subordinated mortgage investments from third parties on favorable terms will continue to be attractive.

Investors in subordinated mortgage loans are compensated for the increased risk of such assets from a pricing perspective as compared to first mortgage loans but still benefit from a lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is paid in full. Rights of holders of subordinated mortgage loans are usually governed by participation and other agreements that, subject to certain limitations, typically provide the holders with the ability to cure certain defaults and control certain decisions of holders of senior debt secured by the same properties (or otherwise exercise the right to purchase the senior debt), which provides for additional downside protection and higher recoveries.

Mezzanine Loans. These are loans secured by one or more ownership interests in an entity that directly or indirectly owns commercial real property. The Fund may own mezzanine loans directly or the Fund may hold a participation in a mezzanine loan or a sub-participation in a mezzanine loan. Mezzanine loans may be either short (three to five year) or longer (up to 10 year) terms and may be fixed or floating rate. These loans are predominantly current-pay loans (although there may be a portion of the interest that accrues if cash flow generated by the related property is not sufficient to pay current interest) and may provide for participation in the value or cash flow appreciation of the underlying property, which participation is known as an accrued return (PIK) or “equity kicker” as described below. The Fund believes that opportunities to both originate and to buy mezzanine loans from third parties on favorable terms will continue to be attractive. In the current market, mezzanine loans can be the key piece of capital to bridge the gap between senior debt and borrower equity during a refinance or acquisition. Therefore, the Fund expects to achieve favorable terms — both economic and structural — on the mezzanine loans in which the Fund invests.

Investors in mezzanine loans are compensated for the increased risk of such assets from a pricing perspective and still benefit from the right to foreclose, in many instances more efficiently than senior mortgage debt. Upon a default by the borrower under the mezzanine loan, the mezzanine lender generally can take control on an expedited basis of the property-owning entity, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements that provide such holders with the right to cure certain defaults and control certain decisions of holders of any senior debt secured by the same properties (or otherwise exercise the right to purchase the senior debt), which provides for additional downside protection and higher recoveries.

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Nonetheless, these types of investments involve a higher degree of risk relative to a senior mortgage secured by the underlying real property because the investment may become unsecured as a result of foreclosure by the senior lender if the mezzanine lender is unable to cure senior mortgage defaults. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the mezzanine loan. If a borrower defaults on the Fund’s mezzanine loans or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt has been repaid.

Preferred Equity. Preferred equity is a type of equity secured by the general or limited partner interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Rights of holders of preferred equity are usually governed by partnership agreements.

Private CRE – Private Equity Real Estate Funds

The Fund will invest in securities issued by private equity real estate funds that may be structured as limited partnerships or limited liability companies and that hold real estate assets including office, industrial, multifamily and office properties. Private equity real estate funds are private, institutional investment funds that invest primarily in real estate and real estate-related investments and are managed by institutional asset managers with expertise in investing in real estate and real estate-related investments. The Fund expects that the underlying CRE assets of its private equity real estate funds investments will consist of the two broad categories and the four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE.

The Fund seeks, through the private equity real estate funds, to focus primarily on real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 15% of its net assets in pooled investment vehicles, including private equity real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund has not set a limitation on the amount of its investments that it may invest in all other private equity real estate funds (e.g., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

The Fund intends to identify and invest in various institutional asset managers of private equity real estate funds with expertise in managing portfolios of real estate and real estate-related securities, as applicable. The Adviser will evaluate asset managers based on their experience, expertise, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies. Many private equity real estate funds have large minimum investment size and stringent investor qualification criteria intended to limit their direct investors to mainly institutions such as endowments and pension funds — as such, the Fund enables investors to indirectly invest with experienced institutional investment managers. The Fund intends to utilize this approach to further diversify the portfolio so as to achieve lower volatility and lower correlation to broader markets.

Publicly Traded Real Estate Securities

Publicly Traded Real Estate Securities consist of those of publicly traded REITs, unsecured REIT debt, REIT preferred stock, collateralized mortgage-backed securities (“CMBS”), collateralized debt obligations (“CDOs”), real estate operating companies (“REOCs”), and exchange-traded funds (“ETFs”). The Fund expects that the underlying CRE assets of its Publicly Traded Real Estate Securities investments will consist of the two broad categories and the four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE.

Publicly Traded Real Estate Securities (Equity or Debt). The Fund may choose to invest in REITs, both directly and through its investment in private equity real estate funds that qualify as REITs under the Code. Publicly traded REITs typically own large, diversified pools of CRE properties and employ moderate leverage. Most of these companies specialize in particular property types such as regional malls, office properties, apartment properties and industrial warehouses. Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. They typically pay out all of their taxable income as dividends to shareholders. In turn, shareholders pay the income taxes on those dividends. Corporate bonds issued by these types of REITs are usually rated investment grade and benefit from strong covenant protection.

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Unsecured REIT Debt. The Fund may also acquire senior unsecured debt of publicly traded REITs that acquire and hold real estate. Publicly traded REITs may own large, diversified pools of CRE properties or they may focus on a specific type of property, such as office properties, industrial warehouses, and multifamily or apartment properties). Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. Corporate bonds issued by these types of REITs or their operating partnerships are usually rated investment grade and benefit from strong covenant protection.

REIT Preferred Stock. The Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for the REIT’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

CMBS. CMBS are commercial mortgages which are pooled together in a trust. Accordingly, these securities are subject to all of the risks of the underlying mortgage loans. The commercial mortgage security is structured with credit enhancement to protect against potential cash flow delays and shortfalls. This credit enhancement usually takes the form of allocation of loan losses to investors in reverse sequential order (equity to AAA classes), whereas interest distributions and loan prepayments are usually applied sequentially (AAA classes to equity).

The typical commercial mortgage is a five or ten year loan, with a 30-year amortization schedule and a balloon principal payment due on the maturity date. Most fixed-rate commercial loans have strong prepayment protection and require prepayment penalty fees or defeasance. The loans are structured in this manner to maintain the collateral pool’s cash flow or to compensate the investors from foregone interest collections.

CDOs. CDOs are multiple class debt securities, or bonds, secured by pools of assets, such as mortgage-backed securities, B-Notes, mezzanine loans, REIT debt and credit default swaps. Like typical securities structures, in a CDO, the assets are pledged to a trustee for the benefit of the holders of the bonds. CDOs often have reinvestment periods that typically last for five years during which proceeds from the sale of a collateral asset may be invested in substitute collateral. Upon termination of the reinvestment period, the static pool functions very similarly to a CMBS securitization where repayment of principal allows for redemption of bonds sequentially.

Ratings of Commercial Real Estate-Related Debt Securities. For CMBS and CDOs, the securitization process is governed by one or more of the rating agencies, including Fitch, Moody’s and Standard & Poor’s, who determine the respective bond class sizes, generally based on a sequential payment structure. Bonds that are rated from AAA to BBB by the rating agencies are considered “investment grade.” Bond classes that are subordinate to the BBB class are considered “non-investment” grade. The respective bond class sizes are determined based on the review of the underlying collateral by the rating agencies. The payments received from the underlying loans are used to make the payments on the securities. Based on the sequential payment priority, the risk of nonpayment for the AAA securities is lower than the risk of nonpayment for the non-investment grade bonds. Accordingly, the AAA class is typically sold at a lower yield compared to the non-investment grade classes that are sold at higher yields. The Fund may invest in investment grade classes, non-investment grade classes or the equity of securitizations.

REOCs. The Fund may invest in REOCs, both directly and through its investments in Private CRE. REOCs are companies that invest in real estate and whose shares trade on a public exchange. A REOC is similar to a REIT, except that a REOC will reinvest its earnings, rather than distributing them to unit holders as REITs do. Additionally, REOCs are more flexible than REITs in terms of what types of real estate investments they can make. REOCs will be used by the Fund to generate current income and provide substantial liquidity for the Fund, while having low to moderate correlation to the broader equity markets. The Fund invests in REOCs by purchasing their common stock, preferred stock, debt or warrants.

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ETFs. An ETF typically holds a portfolio of securities or contracts designed to track a particular index, market segment, a commodity, bonds, or a basket of assets like an index fund. They are traded similarly to stocks and listed on major stock exchanges. Potential benefits of ETFs include diversification, cost and tax efficiency, liquidity, marginability, utility for hedging, the ability to go long and short, and (in some cases) quarterly dividends. Most ETFs are index funds, and tracking an index is less expensive than an actively managed fund. Further, most ETF trades take place with other investors, rather than with the fund company. As a result, ETF expense ratios are typically lower than other funds. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

Other Investments

Other Real Estate Investments. The Fund may invest in private issuances of equity or debt securities of public companies; and in a loan, security or other full recourse obligations for which the business of the related obligor is significantly related to real estate. These investments may or may not have a scheduled maturity and are expected to be of longer duration (five-to-ten year terms) than the Fund’s typical portfolio investment. Such investments are expected to be fixed rate (if they have a stated investment rate), and may have accrual structures and provide other distributions or equity participations in overall returns above negotiated levels. These investments are also expected to be collateralized or otherwise backed primarily by U.S. real estate collateral. The Fund does not anticipate allocating a large amount of the Fund’s capital to these investments initially but as market conditions begin to improve the Fund believes that compelling opportunities will arise that should generate significant returns.

Investments in Government Sponsored Programs. If the Fund meets the qualifications established by the FDIC, the Fund may elect to invest in any existing or future programs sponsored by the government to facilitate the investment in assets of the type the Fund seeks to acquire for the Fund’s portfolio, to the extent consistent with the Fund’s investment strategies and objective.

Other Investment Vehicles. In addition to the primary asset classes noted above, the Fund may make investments in other investment vehicles such as closed-end funds, mutual funds and unregistered funds that invest principally, directly or indirectly, in real estate. Shares of closed-end funds are typically listed for trading on major stock exchanges and, in some cases, may be traded in other over-the-counter markets.

Other Possible Investments. Although the Fund expects that most of its investments will be of the types described above, the Fund may make other investments, such as international investments. In fact, the Fund may invest in whatever types of interests in real estate- or debt-related assets that the Fund believes is in its best interests. Although the Fund can purchase any type of interest in real estate- or debt-related assets, the Fund’s conflicts of interest policy and the Limited Liability Company Agreement of the Fund (the “LLC Agreement”) do limit certain types of investments involving the Adviser, Rise Companies, their officers or any of their affiliates.

Investment Process Overview

The Adviser has the authority to make all the decisions regarding the Fund’s investments consistent with the investment guidelines and borrowing policies approved by the Adviser’s Investment Committee and subject to the limitations in the LLC Agreement and the direction and oversight of the Investment Committee. The Adviser’s Investment Committee must approve all investments other than investments in Private CRE debt investments that adhere to the investment guidelines. With respect to investments in Private CRE debt investments, the Adviser Investment Committee has adopted investment guidelines that the Adviser must follow when acquiring such assets the Fund’s behalf without the approval of Adviser’s Investment Committee. The Adviser’s Investment committee will formally review at a duly called meeting the Fund’s investment guidelines on an annual basis and the Fund’s investment portfolio on a quarterly basis or, in each case, more often as they deem appropriate. Changes to the Fund’s investment guidelines must be approved by the Adviser’s Investment Committee.

The Adviser will focus on the origination and select purchasing of Private CRE investments. The Adviser will source its investments from new or existing customers, former and current financing and investment partners, third party intermediaries, competitors looking to share risk and securitization or lending departments of major financial institutions.

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In selecting investments for the Fund, the Adviser will utilize Rise Companies’ established investment and underwriting process, which focuses on ensuring that each prospective investment is being evaluated appropriately. The criteria that the Adviser will consider when evaluating prospective investment opportunities include:

•	macroeconomic conditions that may influence operating performance;
•	real estate market factors that may influence real estate lending and/or economic performance of the underlying real estate collateral;
•	fundamental analysis of the underlying real estate collateral, including tenant rosters, lease terms, zoning, operating costs and the asset’s overall competitive position in its market;
•	the operating expertise and financial strength of the sponsor or borrower;
•	real estate and leasing market conditions affecting the underlying real estate collateral;
•	the cash flow in place and projected to be in place over the term of the loan;
•	the appropriateness of estimated costs and timing associated with capital improvements of the underlying real estate collateral;
•	a valuation of the investment, investment basis relative to its value and the ability to liquidate an investment through a sale or refinancing of the underlying asset;
•	review of third-party reports, including appraisals, engineering and environmental reports;
•	physical inspections of underlying real estate collateral and analysis of markets; and
•	the overall structure of the investment and rights in the loan documentation.

If a potential investment meets the Adviser’s underwriting criteria, the Adviser will review the proposed transaction structure, including security, reserve requirements, cash flow sweeps, call protection and recourse provisions. The Adviser will evaluate the asset’s position within the overall capital structure and its rights in relation to other capital tranches. The Adviser will analyze each potential investment’s risk-return profile and review financing sources, if applicable, to ensure that the investment fits within the parameters of financing facilities and to ensure performance of the underlying real estate collateral.

Investment Strategy and Criteria Used in Selecting Investments

Within the Fund’s investment objective and policies, the Adviser’s Investment Committee will have substantial discretion with respect to the selection of specific investments and the purchase and sale of the Fund’s assets. The Fund believes that successful real estate investment requires the implementation of strategies that permit favorable purchases and originations, effective asset management and timely disposition of those assets. As such, the Adviser has developed a disciplined investment approach that combines the experience of the Adviser’s team of real estate and debt finance professionals with a structure that emphasizes thorough market research, stringent underwriting standards and an extensive down-side analysis of the risks of each investment. The approach also includes active and aggressive management of each asset acquired.

The Adviser believes that active management is critical to creating value. The Adviser will also developed a well-defined exit strategy for each investment the Fund makes. Specifically, the Adviser will assign an exit or refinance timeline to each asset the Fund acquires prior to its purchase as part of the original business plan for the asset. The Adviser will then regularly re-evaluate the exit strategy of each asset in response to the performance of the individual asset, market conditions and the Fund’s overall portfolio objectives to determine the optimal time to sell the asset.

To execute the Fund’s disciplined investment approach, the Adviser’s team of real estate and debt finance professionals take responsibility for the business plan of each investment. The following practices summarize the Fund’s investment approach:

•	Local Market Research – The investment team extensively researches the acquisition and/or origination and underwriting of each transaction, utilizing both real time market data and the transactional knowledge and experience of the team’s network of professionals and in market relationships.

•	Underwriting Discipline – The Fund follows a tightly controlled and managed process to examine all elements of a potential investment, including, with respect to real property, its location, income-producing capacity, prospects for long-range appreciation, income tax considerations and liquidity. Only those assets meeting the Fund’s investment criteria will be accepted for inclusion in the Fund’s portfolio. In an effort to keep an asset in compliance with those standards, the underwriting team remains involved through the investment life cycle of the asset and consults with the other internal professionals responsible for the asset. This team of experts reviews and develops comprehensive reports for each asset throughout the holding period.

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•	Risk Management – Risk management is a fundamental principle in the construction of portfolios and in the management of each investment. Diversification of portfolios by investment type, investment size and investment risk is critical to controlling portfolio-level risk. Operating or performance risks arise at the investment level and often require real estate operating experience to cure. The Adviser’s real estate and debt finance professionals review the operating performance and history of the joint-venture and development partners against projections and provide the oversight necessary to detect and resolve issues as they arise.

•	Asset Management – Prior to the purchase of an individual asset or portfolio, the Adviser closely works with the acquisition and underwriting teams to develop an asset business strategy. This is a forecast of the action items to be taken and the capital needed to achieve the anticipated returns. The Adviser reviews asset business strategies regularly to anticipate changes or opportunities in the market during a given phase of a real estate cycle. The Adviser has designed this process to allow for realistic yet aggressive enhancement of value throughout the investment period.

On-going monitoring of the Fund’s investments will be utilized to assist the Adviser in maintaining portfolio allocations and managing cash in-flows and outflows. The Adviser may strategically rebalance its targeted asset allocation mix according to the current market conditions, but will remain true to its fundamental analysis with respect to each real estate asset class and sector risk, as applicable, over time. The Adviser manages investments over a long-term time horizon while being mindful of the historical context of the capital markets. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Operating Policies

Credit Risk Management. The Fund may be exposed to various levels of credit and special hazard risk depending on the nature of the Fund’s underlying assets and the nature and level of credit enhancements supporting the Fund’s assets. The Adviser and its executive officers will review and monitor credit risk and other risks of loss associated with each investment. In addition, the Fund will seek to diversify its portfolio of assets to avoid undue geographic, issuer, industry and certain other types of concentrations. The Adviser’s Investment Committee will monitor the overall portfolio risk and levels of provision for loss.

Interest Rate Risk Management. To the extent consistent with maintaining the Fund’s qualification as a REIT, the Fund will follow an interest rate risk management policy intended to mitigate the negative effects of major interest rate changes. The Fund intends to minimize the Fund’s interest rate risk from borrowings by attempting to “match-fund”, which means the Adviser will seek to structure the key terms of the Fund’s borrowings to generally correspond to the interest rate term of the Fund’s assets and through hedging activities.

Hedging Activities. The Fund may engage in hedging transactions to protect its investment portfolio from interest rate fluctuations and other changes in market conditions. These transactions may include interest rate swaps, the purchase or sale of interest rate collars, caps or floors, options, mortgage derivatives and other hedging instruments. These instruments may be used to hedge as much of the interest rate risk as the Fund determines is in the best interest of Shareholders, given the cost of such hedges and the need to maintain the Fund’s qualification as a REIT. The Fund may from time to time enter into interest rate swap agreements to offset the potential adverse effects of rising interest rates under certain short-term repurchase agreements. The Fund may elect to bear a level of interest rate risk that could otherwise be hedged when the Adviser believes, based on all relevant facts, that bearing such risk is advisable or economically unavoidable.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Under normal circumstances, the Fund will be exposed to the effect of interest rate changes, price changes and currency fluctuations and may seek to limit these risks by following established risk management policies and procedures including the use of derivatives. To mitigate exposure to variability in interest rates, derivatives may be used primarily to fix the rate on debt based on floating-rate indices and manage the cost of borrowing obligations.

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The Fund may use a variety of commonly used derivative products, including interest rate swaps, caps, collars, floors, options contracts, futures contracts, options (on securities, bonds, currencies, interest rates, indices or swaps), swaps (including interest rate, credit default, equity index and total return swaps) and other swap agreements for investment, hedging and risk management purposes. The Fund may also invest in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a REIT for federal income tax purposes. See “U.S. Federal Income Tax Considerations.”

Leverage

The Fund may use leverage to provide additional funds to support its investment activities. The Fund expects to utilize debt financing consisting of property level debt (mortgages on the Fund’s properties) and entity level debt (non-mortgage debt that is recourse to the Fund). Property level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by real estate owned by such special purpose vehicles, but such property level debt is generally not recourse to the Fund and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. The Fund may also incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings. In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares of limited liability company interests (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance. Currently, the Fund has no intention to issue Preferred Shares.

Ramp-Up Period

The Adviser does not expect to be able to achieve its target allocations until the Fund has raised substantial proceeds in this offering and acquired a broad portfolio of investments. Prior to that time (the “ramp-up period”), the Adviser will balance the goal of achieving the Fund’s portfolio allocation targets with the goal of carefully evaluating and selecting investment opportunities to seek to maximize risk-adjusted returns. Following the end of the ramp-up period, the Adviser believes that the size of the Fund’s portfolio of investments should be sufficient for the Fund to adhere more closely to its allocation targets, although the Adviser cannot predict how long the ramp-up period will last and cannot provide assurances that the Fund will be able to raise sufficient proceeds in this offering to accomplish this objective. Notwithstanding the foregoing, the actual percentage of the Fund’s portfolio that is invested in each investment type may from time to time be outside the target levels provided in this Prospectus due to factors such as a large inflow of capital over a short period of time, the Adviser’s assessment of the relative attractiveness of opportunities, or an increase in anticipated cash requirements or repurchase requests and subject to any limitations or requirements relating to the Fund’s intention to be treated as a REIT for U.S. federal income tax purposes.

Additional Information Regarding Investment Strategies

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

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RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s Shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks of investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Risks Related to an Investment in the Fund

The Fund is a new company and has no prior operating history.

As of the date of this Prospectus, the Fund has no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective, achieve its desired portfolio composition, or raise sufficient capital. The Fund may not be able to attract sufficient assets to fully implement the Fund’s principal investment strategies and achieve investment and trading efficiencies. Additionally, the Adviser only recently began managing capital for a registered investment company, which may increase the risks associated with investments in the Fund.

The Fund has not identified any specific investments that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Fund’s investments prior to purchasing Shares, which makes a Shareholder’s investment more speculative.

Because as of the commencement of the offering neither the Fund nor the Adviser have yet acquired or identified any investments that the Fund may make, the Fund is currently not able to provide an investor with any information to assist in evaluating the merits of any specific future investments that the Fund may make, except for its investment policy, which requires that under normal circumstances the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments. Because Shareholders will be unable to evaluate the economic merit of assets before the Fund invests in them, Shareholders will have to rely entirely on the ability of the Adviser to select suitable and successful investment opportunities. These factors increase the risk that a Shareholder’s investment may not generate returns comparable to the Fund’s competitors.

No public trading market for Shares will exist and, as a result, an investment in the Shares is illiquid. If a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund currently has no plans to list its Shares on a stock exchange or other trading market, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Fund does not have any arrangements with anyone to act as a market maker with respect to its shares. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share. It is also likely that Shares would not be accepted as the primary collateral for a loan. Because of the illiquid nature of the Fund’s Shares, Shareholders should purchase the Shares only as a long-term investment and be prepared to hold them for an indefinite period of time.

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The Fund will offer to repurchase Shares on a quarterly basis. As a result, Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the Share repurchase program, they may not be able to recover the amount of their investment in the Shares.

Limited liquidity is provided to Shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

The NAV of the Fund may fluctuate significantly and there is no assurance that it will not decrease.

The Fund’s NAV may be significantly affected by numerous factors, including the risks described in this Prospectus, many of which are outside of the Fund’s control. There is no guarantee that the Fund’s NAV will not decrease and it may fluctuate significantly.

Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Fund’s periodic repurchase offers may be at a lower price than the price investors paid for Shares, and the timing of the Fund’s repurchase offers may be at a time that is disadvantageous to Shareholders.

The Fund intends to offer to repurchase Shares at a price equal to the NAV per Share on each date of repurchase. Therefore, if the Fund does not experience net capital appreciation and realize gains following the date investors purchase their Shares, any offer price by the Fund to repurchase Shares may be lower than the price investors paid.

If the Fund is unable to raise substantial funds, the Fund will be limited in the number and type of investments the Fund makes and the value of a Shareholder’s investment in the Fund will fluctuate with the performance of the specific assets the Fund acquires.

This offering is being made on a “best efforts” basis, meaning that the Fund is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments, even if the Fund is successful in raising the maximum offering amount. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a shareholder’s investment may be reduced in the event the Fund’s assets under-perform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses, including certain expenses as a public reporting company, regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.

The purchase price at which an investor purchases shares will be based on and subject to changes in the Fund’s NAV per share.

The purchase price at which an investor purchases Shares will be based on and subject to changes in the Fund’s NAV per Share. As a result, in the event of an increase in the Fund’s NAV per Share, an investor’s purchase price may be higher than the per Share price paid by other Shareholders previously, and therefore an investor may receive fewer Shares than if an investor purchased Shares previously.

If the Fund is unable to find suitable investments, the Fund may not be able to achieve its investment objective or pay distributions.

The Fund’s ability to achieve its investment objective and to pay distributions depends upon the performance of the Adviser in the acquisition of the Fund’s investments and the ability of the Adviser to source loan origination opportunities for the Fund. The more money the Fund raises in the continuous offering of its Shares, the greater the Fund’s challenge will be to invest all of the net offering proceeds on attractive terms. In some cases the Fund may also depend upon the performance of third-party loan servicers to service the Fund’s loan investments. Except for the Fund’s investment policy, Shareholders will have no opportunity to evaluate the economic merits or the terms of the Fund’s investments before making a decision to invest in the Fund. Shareholders must rely entirely on the management abilities of the Adviser and the loan servicers the Adviser may select. The Fund cannot assure Shareholders that the Adviser will be successful in obtaining suitable investments on financially attractive terms or that, if the Adviser makes investments on the Fund’s behalf, the Fund’s objective will be achieved. If the Fund, through the Adviser, is unable to find suitable investments promptly, the Fund will hold the proceeds from the continuous offering in an interest-bearing account or invest the proceeds in short-term assets in a manner that is consistent with the Fund’s qualification as a REIT. If the Fund would continue to be unsuccessful in locating suitable investments, the Fund may ultimately decide to liquidate. In the event the Fund is unable to timely locate suitable investments, the Fund may be unable or limited in its ability to pay distributions and the Fund may not be able to meet its investment objective.

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If the Fund pays distributions from sources other than the Fund’s cash flow from operations, the Fund will have less funds available for investments and Shareholders’ overall return will be reduced.

Although the Fund’s distribution policy is to use the Fund’s cash flow from operations to make distributions, the Fund’s organization documents permit the Fund to pay distributions from any source, including offering proceeds, borrowings, or sales of assets. Until the proceeds from this initial offering are fully invested and from time to time during the operational stage, the Fund may not generate sufficient cash flow from operations to fund distributions. If the Fund pays distributions from financings, the net proceeds from this offering or other sources other than the Fund’s cash flow from operations, the Fund will have less funds available for investments in real estate-related assets and the overall return to Shareholders may be reduced. If the Fund funds distributions from borrowings, the Fund’s interest expense and other financing costs, as well as the repayment of such borrowings, will reduce the Fund’s earnings and cash flow from operations available for distribution in future periods, and accordingly Shareholders’ overall return may be reduced. If the Fund funds distributions from the sale of assets or the maturity, payoff or settlement of debt investments, this will affect the Fund’s ability to generate cash flows from operations in future periods.

Future disruptions in the financial markets or deteriorating economic conditions could adversely impact the market for Private CRE as well as the market for debt-related investments generally, which could hinder the Fund’s ability to implement the Fund’s business strategy and generate returns to Shareholders.

The Fund intends to originate and acquire a diversified portfolio of Private CRE and Publicly Traded Real Estate Securities, and other real estate-related assets. Economic conditions greatly increase the risks of these investments. The value of collateral securing any loan investment the Fund may make could decrease below the outstanding principal amount of such loan. In addition, revenues on the properties and other assets underlying any loan investments the Fund may make could decrease, making it more difficult for borrowers to meet their payment obligations to the Fund. Each of these factors would increase the likelihood of default and foreclosure, which would likely have a negative impact on the value of the Fund’s loan investment. More generally, the risks arising from the financial market and economic conditions are applicable to all of the investments the Fund may make. The risks apply to commercial mortgage, mezzanine or bridge loans. They also apply to the debt and equity securities of companies that have investment objectives similar to the Fund’s objective.

Future disruptions in the financial markets or deteriorating economic conditions may also impact the market for the Fund’s investments and the volatility of the Fund’s investments. The returns available to investors in the Fund’s targeted investments are determined, in part, by: (i) the supply and demand for such investments and (ii) the existence of a market for such investments, which includes the ability to sell or finance such investments. During periods of volatility, the number of investors participating in the market may change at an accelerated pace. If either demand or liquidity increases, the cost of the Fund’s targeted investments may increase. As a result, the Fund may have fewer funds available to make distributions to investors. All of the factors described above could adversely impact the Fund’s ability to implement its investment strategy and make distributions to its Shareholders and could decrease the value of an investment in the Fund.

The Fund may suffer from delays in locating suitable investments, which could limit its ability to make distributions and lower the overall return on a Shareholder’s investment.

The Fund relies upon the Adviser’s real estate and debt finance professionals to identify suitable investments. Rise Companies and other Fundrise entities also rely on these professionals for investment opportunities. To the extent that Adviser’s real estate and debt finance professionals face competing demands upon their time in instances when the Fund has capital ready for investment, the Fund may face delays in execution. The Fund could also suffer from delays in locating suitable investments as a result of the Fund’s reliance on the Adviser at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other Fundrise sponsored programs, some of which have investment objectives and employ investment strategies that are similar to those of the Fund. Further, because the Fund is raising a “blind pool” without any pre-selected assets, it may be difficult for the Fund to invest the net offering proceeds promptly and on attractive terms. Delays the Fund encounters in the selection and origination of income-producing loans and other assets would likely limit the Fund’s ability to pay distributions to Shareholders and lower their overall returns. Similar concerns arise when there are prepayments, maturities or sales of the Fund’s investments.

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The Fund’s ability to implement its investment strategy is dependent, in part, upon its ability to successfully conduct the offering through the Fundrise Platform, which makes an investment in the Fund more speculative.

The Fund will conduct the offering primarily through the Fundrise Platform, which is owned by Fundrise, LLC. Only a limited number of real estate investment opportunities have been offered through the Fundrise Platform prior to this offering. Rise Companies has sponsored other real estate investment opportunities under other formats prior to this offering, but this is the initial registered investment company being offered through the Fundrise Platform. The success of this offering, and the Fund’s ability to implement its investment strategy, is dependent upon the Fund’s ability to sell its Shares to investors through the Fundrise Platform. If the Fund is not successful in selling its Shares through the Fundrise Platform, the Fund’s ability to raise proceeds through this offering will be limited and the Fund may not have adequate capital to implement its investment strategy. If the Fund is unsuccessful in implementing its investment strategy, a Shareholder could lose all or a part of his or her investment.

The market in which the Fund participates is competitive and, if the Fund does not compete effectively, the Fund’s operating results could be harmed.

The real estate lending market is competitive and rapidly changing. The Fund expects competition to persist and intensify in the future, which could harm the Fund’s ability to increase volume on the Fundrise Platform.

The Fund’s principal competitors include major banking institutions, private equity funds, real estate investment trusts, as well as online lending platforms that compete with the Fundrise Platform. Competition could result in reduced volumes, reduced fees or the failure of the Fundrise Platform to achieve or maintain more widespread market acceptance, any of which could harm the Fund’s business. In addition, in the future the Fund and the Fundrise Platform may experience new competition from more established internet companies possessing large, existing customer bases, substantial financial resources and established distribution channels. In particular, the Fund’s investment objective and strategies are similar to other REITs and for-sale housing funds sponsored by Rise Companies that are managed and advised by the Adviser. If any of these companies or any major financial institution decided to enter the online lending business, acquire one of the Fund’s existing competitors or form a strategic alliance with one of the Fund’s competitors, the Fund’s ability to compete effectively could be significantly compromised and the Fund’s operating results could be harmed.

Most of the Fund’s current or potential competitors have significantly more financial, technical, marketing and other resources than the Fund does and may be able to devote greater resources to the development, promotion, sale and support of their platforms and distribution channels. The Fund’s potential competitors may also have longer operating histories, more extensive customer bases, greater brand recognition and broader customer relationships than the Fun has. These competitors may be better able to develop new products, to respond quickly to new technologies and to undertake more extensive marketing campaigns. The online real estate investing industry is driven by constant innovation. If the Fund or the Fundrise Platform are unable to compete with such companies and meet the need for innovation, the demand for the Fundrise Platform could stagnate or substantially decline.

The Fund relies on third-party banks and on third-party computer hardware and software. If the Fund is unable to continue utilizing these services, the Fund’s business and ability to service the corresponding project loans may be adversely affected.

The Fund and the Fundrise Platform rely on third-party and FDIC-insured depository institutions to process the Fund’s transactions, including payments of corresponding loans, processing of subscriptions under this offering and distributions to Shareholders. Under the Automated Clearing House (ACH) rules, if the Fund experiences a high rate of reversed transactions (known as “chargebacks”), the Fund may be subject to sanctions and potentially disqualified from using the system to process payments. The Fundrise Platform also relies on computer hardware purchased and software licensed from third parties. This purchased or licensed hardware and software may be physically located off-site, as is often the case with “cloud services.” This purchased or licensed hardware and software may not continue to be available on commercially reasonable terms, or at all. If the Fundrise Platform cannot continue to obtain such services elsewhere, or if it cannot transition to another processor quickly, the Fund’s ability to process payments will suffer and Shareholders’ ability to receive distributions will be delayed or impaired.

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If the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

The Fund’s future depends, in part, on the Adviser’s ability to attract and retain key personnel. The Fund’s future also depends on the continued contributions of the executive officers and other key personnel of the Adviser, each of whom would be difficult to replace. In particular, the Founder/Chief Executive Officer of Rise Companies, who is the Chief Executive Officer of the Adviser, is critical to the management of the Fund’s business and operations and the development of the Fund’s strategic direction. The loss of the services of the Chief Executive Officer or other executive officers or key personnel of the Adviser and the process to replace any of the Adviser’s key personnel would involve significant time and expense and may significantly delay or prevent the achievement of the Fund’s business objectives.

If the Fund’s techniques for managing risk are ineffective, the Fund may be exposed to unanticipated losses.

In order to manage the significant risks inherent in the Fund’s business, the Fund must maintain effective policies, procedures and systems that enable the Fund to identify, monitor and control the Fund’s exposure to market, operational, legal and reputational risks. The Fund’s risk management methods may prove to be ineffective due to their design or implementation or as a result of the lack of adequate, accurate or timely information. If the Fund’s risk management efforts are ineffective, the Fund could suffer losses or face litigation, particularly from the Fund’s clients, and sanctions or fines from regulators. The Fund’s techniques for managing risks may not fully mitigate the risk exposure in all economic or market environments, or against all types of risk, including risks that the Fund might fail to identify or anticipate. Any failures in the Fund’s risk management techniques and strategies to accurately quantify such risk exposure could limit the Fund’s ability to manage risks or to seek positive, risk-adjusted returns. In addition, any risk management failures could cause fund losses to be significantly greater than historical measures predict. The Fund’s more qualitative approach to managing those risks could prove insufficient, exposing the Fund to unanticipated losses in the Fund’s NAV and therefore a reduction in the Fund’s revenues.

Risks Related to Rise Companies and the Fundrise Platform

Rise Companies is a development stage company with limited operating history. As a company in the early stages of development, Rise Companies faces increased risks, uncertainties, expenses and difficulties.

Rise Companies has a limited operating history. In order for the Fund to be successful, the volume of investments and financings originated through the Fundrise Platform will need to increase, which will require Rise Companies to increase its facilities, personnel and infrastructure to accommodate the greater obligations and demands on the Fundrise Platform. The Fundrise Platform is dependent upon the website to maintain current listings and transactions in real estate-related assets. Rise Companies also expects to constantly update its software and website, expand its customer support services and retain an appropriate number of employees to maintain the operations of the Fundrise Platform. If the Fund’s business grows substantially, Rise Companies may need to make significant new investments in personnel and infrastructure to support that growth. If Rise Companies is unable to increase the capacity of the Fundrise Platform and maintain the necessary infrastructure, or if Rise Companies is unable to make significant investments on a timely basis or at reasonable costs, Shareholders may experience delays in receipt of distributions on the Fund’s Shares, periodic downtime of the Fundrise Platform or other disruptions to Fund’s business and operations.

In addition, to continue the development of the Fundrise Platform, Rise Companies will require substantial additional funds. To meet such financing requirements in the future, Rise Companies may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict Rise Companies’ business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Rise Companies is unable to obtain additional funds for the operation of the Fundrise Platform, it may be forced to reduce or terminate its operations, which may adversely affect the Fund’s business and results of operations.

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If the security of Shareholders’ confidential information stored in Rise Companies’ systems is breached or otherwise subjected to unauthorized access, Shareholders’ secure information may be stolen.

The Fundrise Platform may store investors’ bank information and other personally-identifiable sensitive data. The Fundrise Platform is hosted in data centers that are compliant with payment card industry security standards and the website uses daily security monitoring services provided by Symantec Corporation. However, any accidental or willful security breach or other unauthorized access could cause Shareholders’ secure information to be stolen and used for criminal purposes, and Shareholders would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Fundrise Platform and its third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. security breach, whether actual or perceived, would harm the Fund’s reputation, resulting in the potential loss of investors and adverse effect on the value of a Shareholder’s investment in the Fund.

Any significant disruption in service on the Fundrise Platform or in its computer systems could reduce the attractiveness of the Fundrise Platform and result in a loss of users.

If a catastrophic event resulted in a platform outage and physical data loss, the Fundrise Platform’s ability to perform its functions would be adversely affected. The satisfactory performance, reliability, and availability of Rise Companies’ technology and its underlying hosting services infrastructure are critical to Rise Companies’ operations, level of customer service, reputation and ability to attract new users and retain existing users. Rise Companies’ hosting services infrastructure is provided by a third party hosting provider (the “Hosting Provider”). Rise Companies also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the Fundrise Platform will be uninterrupted, error-free or secure. Rise Companies’ operations depend on the Hosting Provider’s ability to protect its and Rise Companies’ systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm the Fund’s systems, criminal acts and similar events. If Rise Companies’ arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, Rise Companies could experience interruptions in its service as well as delays and additional expense in arranging new facilities. Any interruptions or delays in Rise Companies’ service, whether as a result of an error by the Hosting Provider or other third-party error, Rise Companies’ own error, natural disasters or security breaches, whether accidental or willful, could harm the Fund’s ability to perform any services for corresponding project investments or maintain accurate accounts, and could harm Rise Companies’ relationships with users of the Fundrise Platform and Rise Companies’ reputation. Additionally, in the event of damage or interruption, Rise Companies’ insurance policies may not adequately compensate Rise Companies for any losses that the Fund may incur. Rise Companies’ disaster recovery plan has not been tested under actual disaster conditions, and it may not have sufficient capacity to recover all data and services in the event of an outage at a facility operated by the Hosting Provider. These factors could prevent the Fund from processing or posting payments on the corresponding investments, damage Rise Companies’ brand and reputation, divert Rise Companies’ employees’ attention, and cause users to abandon the Fundrise Platform.

Risks Related to the Fund’s Investments Generally

The Fund may not be successful in allocating among its targeted asset classes, and there is no assurance that the Fund’s asset allocation will achieve the Fund’s investment objective or deliver positive returns.

The Fund may not allocate effectively among its targeted asset classes, and its allocations may be unsuccessful in achieving its investment objective. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Adviser to allocate effectively among the Fund’s target investments. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

The Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset.

As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

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The Fund has not established investment criteria limiting the geographic concentration of the Fund’s investments in Private CRE, commercial real estate and other real estate-related assets. If the Fund’s investments are concentrated in an area that experiences adverse economic conditions, the Fund’s investments may lose value and the Fund may experience losses.

Certain Private CRE, investments in commercial real estate and other real estate-related assets in which the Fund invests may be in or secured by a single property or properties in one geographic location. These investments may carry the risks associated with significant geographical concentration. The Fund has not established and do not plan to establish any investment criteria to limit Fund’s exposure to these risks for future investments. As a result, properties underlying the Fund’s investments may be overly concentrated in certain geographic areas, and the Fund may experience losses as a result. A worsening of economic conditions in the geographic area in which the Fund’s investments may be concentrated could have an adverse effect on Fund’s business, including reducing the demand for new financings, limiting the ability of customers to pay financed amounts and impairing the value of the Fund’s collateral.

A significant portion of the Fund’s portfolio investments will be recorded at fair value as determined in good faith by or under the direction of the Board and, as a result, there may be uncertainty as to the value of these investments.

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. A significant portion of the Fund’s portfolio investments will be in the form of securities that are recorded at fair value but that have limited liquidity or are not publicly traded. The fair value of securities and other investments that have limited liquidity or are not publicly traded may not be readily determinable. The fair value of these investments are estimated on a semi-annual basis. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on numerous estimates, the determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The value of the Fund’s Shares could be adversely affected if the determinations regarding the fair value of these investments are materially higher than the values that the Fund ultimately realizes upon their disposal.

Risks Related to Economic Conditions

Economic recessions or downturns may have an adverse effect on the Fund’s business, financial condition and results of operations.

Economic recessions or downturns may result in a prolonged period of market illiquidity, which could have an adverse effect on the Fund’s business, financial condition and results of operations. Unfavorable economic conditions also could reduce investments on the Fundrise Platform by investors and engagement by real estate operators. Periods of economic slowdown or recession, significantly rising interest rates, declining employment levels, decreasing demand for real estate, or the public perception that any of these events may occur, have resulted in and could continue to result in a general decline in acquisition, disposition and leasing activity, as well as a general decline in the value of real estate and in rents. These events could adversely affect the Fund’s demand among investors, which will impact the Fund’s results of operations.

During an economic downturn, it may also take longer for the Fund to dispose of real estate investments, or the disposition prices may be lower than originally anticipated. As a result, the carrying value of such real estate investments may become impaired and the Fund could record losses as a result of such impairment or could experience reduced profitability related to declines in real estate values. These events could adversely affect the Fund’s performance and, in turn, Fund’s business, and negatively impact the Fund’s results of operations.

Negative general economic conditions could continue to reduce the overall amount of sale and leasing activity in the commercial real estate industry, and hence the demand for Fund’s securities, which may in turn adversely affect the Fund’s revenues. The Fund is unable to predict the likely duration and severity of the current disruption in financial markets and adverse economic conditions in the United States and other countries.

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Further downgrades of the U.S. credit rating, impending automatic spending cuts or a government shutdown could negatively impact the Fund’s liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the United States and global financial markets and economic conditions. With the improvement of the U.S. economy, the Federal Reserve may continue to raise interest rates, which would increase borrowing costs and may negatively impact the Fund’s ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to essentially shut down for periods of time. Continued adverse political and economic conditions could have an adverse effect on Fund’s business, financial condition and results of operations.

Global economic, political and market conditions and economic uncertainty may adversely affect the Fund’s business, results of operations and financial condition.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Economic uncertainty can have a negative impact on the Fund’s business through changing spreads, structures and purchase multiples, as well as the overall supply of investment capital. Since 2010, several European Union, or EU, countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries.  Additionally, the precise details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” remain uncertain at this point.  The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.  Further, there is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. The Fund does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on the Fund’s investments. As a result of these factors, there can be no assurance that the Fund will be able to successfully monitor developments and manage the Fund’s investments in a manner consistent with achieving the Fund’s investment objective.

Risks Related to the Fund’s Commercial Real Estate Investments

The Fund’s Private CRE and other real estate-related assets will be subject to the risks typically associated with real estate.

The Fund’s Private CRE debt investments and other real estate-related assets will generally be directly or indirectly secured by a lien on real property that, upon the occurrence of a default on the loan, could result in the Fund acquiring ownership of the property. The Fund will not know whether the values of the properties ultimately securing the Fund’s loans will remain at the levels existing on the dates of origination of those loans. If the values of the mortgaged properties drop, the Fund’s risk will increase because of the lower value of the security associated with such loans. In this manner, real estate values could impact the values of the Fund’s loan investments. The Fund’s investments in Private CRE (including equity investments in real property) may be similarly affected by real estate property values. Therefore, the Fund’s investments will be subject to the risks typically associated with real estate.

The value of real estate may be adversely affected by a number of risks, including: (i) natural disasters such as hurricanes, earthquakes and floods; (ii) acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001; (iii) adverse changes in national and local economic and real estate conditions; (iv) an oversupply of (or a reduction in demand for) space in the areas where particular properties are located and the attractiveness of particular properties to prospective tenants; (v) changes in governmental laws and regulations, fiscal policies and zoning ordinances and the related costs of compliance therewith and the potential for liability under applicable laws; (vi) costs of remediation and liabilities associated with environmental conditions affecting properties; and (vii) the potential for uninsured or underinsured property losses.

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The value of each property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenditures associated with properties (such as operating expenses and capital expenditures) cannot be reduced when there is a reduction in income from the properties. These factors may have a material adverse effect on the ability of the Fund’s borrowers to pay their loans, as well as on the value that the Fund can realize from assets the Fund originates, owns or acquires.

In addition, to the extent the Fund makes equity investments in commercial real estate, such investments will be subject to all of the risks associated with real estate described above.

By investing in a Real Estate Investment Vehicle, the Fund is indirectly exposed to risks associated with the Real Estate Investment Vehicle’s investments in real estate.

Because a Real Estate Investment Vehicle is not registered under the 1940 Act, the Fund, as an investor in the Real Estate Investment Vehicle, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and a Real Estate Investment Vehicle are organized, including the regulations under the Code, could result in the inability of the Fund and/or the Real Estate Investment Vehicle to operate as described in this Prospectus and the SAI and could negatively affect the Fund and it shareholders.

Many of the Fund’s investments are illiquid and the Fund may not be able to vary the Fund’s portfolio in response to changes in economic and other conditions.

The illiquidity of the Fund’s target investments may make it difficult for the Fund to sell such investments if the need or desire arises. The senior mortgage loans, subordinated loans, mezzanine loans, and other loans and investments the Fund may originate or purchase will be particularly illiquid investments due to their short life and the greater difficulty of recoupment in the event of a borrower’s default. In addition, some of the Private CRE debt investments that the Fund may purchase may be traded in private, unregistered transactions and may therefore be subject to restrictions on resale or otherwise have no established trading market. As a result, the Fund expect many of the Fund’s investments will be illiquid, and if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its investments and the Fund’s ability to vary its portfolio in response to changes in economic and other conditions may be relatively limited, which could adversely affect the Fund’s results of operations and financial condition.

Declines in the market values of Fund’s investments may adversely affect periodic reported results of operations and credit availability, which may reduce earnings and, in turn, cash available for distribution to Shareholders.

Some of the Fund’s assets may be classified for accounting purposes as “available-for-sale.” These investments are carried at estimated fair value and temporary changes in the market values of those assets will be directly charged or credited to Shareholders’ equity without impacting net income on the income statement. Moreover, if the Fund determines that a decline in the estimated fair value of an available-for-sale security falls below its amortized value and is not temporary, the Fund will recognize a loss on that security on the income statement, which will reduce the Fund’s earnings in the period recognized.

A decline in the market value of the Fund’s assets may adversely affect the Fund particularly in instances where the Fund has borrowed money based on the market value of those assets. If the market value of those assets declines, the lender may require the Fund to post additional collateral to support the loan. If the Fund were unable to post the additional collateral, the Fund may have to sell assets at a time when it might not otherwise choose to do so. A reduction in credit available may reduce the Fund’s earnings and, in turn, cash available for distribution to Shareholders.

Further, credit facility providers may require the Fund to maintain a certain amount of cash reserves or to set aside unlevered assets sufficient to maintain a specified liquidity position, which would allow the Fund to satisfy its collateral obligations. As a result, the Fund may not be able to leverage the Fund’s assets as fully as it would choose, which could reduce the Fund’s return on equity. In the event that the Fund is unable to meet these contractual obligations, the Fund’s financial condition could deteriorate rapidly.

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Market values of the Fund’s investments may decline for a number of reasons, such as changes in prevailing market rates, increases in defaults, increases in voluntary prepayments for those investments that the Fund has that are subject to prepayment risk, widening of credit spreads and downgrades of ratings of the securities by ratings agencies.

A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could harm the Fund’s operations.

Many of the Fund’s investments may be susceptible to economic slowdowns or recessions, which could lead to financial losses in Fund’s investments and a decrease in revenues, net income and assets. An economic slowdown or recession, in addition to other non-economic factors such as an excess supply of properties, could have a material negative impact on the values of Private CRE, including both commercial real estate and residential real estate properties. Declining real estate values will likely reduce the Fund’s level of new mortgage loan originations, since borrowers often use increases in the value of their existing properties to support the purchase or investment in additional properties. Borrowers may also be less able to pay principal and interest on loans if the real estate economy weakens. Further, declining real estate values significantly increase the likelihood that the Fund will incur losses on the loans in the event of default because the value of the Fund’s collateral may be insufficient to cover the Fund’s cost on the loan. Any sustained period of increased payment delinquencies, foreclosures or losses could adversely affect both the Fund’s net interest income from loans in the Fund’s portfolio as well as the Fund’s ability to originate, sell and securitize loans, which would significantly harm the Fund’s revenues, results of operations, financial condition, business prospects and the Fund’s ability to make distributions to Shareholders.

Insurance may not cover all potential losses on CRE Investments made by the Fund, which may impair the value of the Fund’s assets.

To the extent that it is able to do so, the Fund intends to require that each of its tenants of its Private CRE equity investments and each of the borrowers under Private CRE debt investments obtain comprehensive insurance covering the respective properties, including liability, fire and extended coverage. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes that may be uninsurable or not economically insurable. The Fund may not obtain, or require tenants or borrowers, as applicable, to obtain terrorism insurance if it is deemed commercially unreasonable. Inflation, changes in building codes and ordinances, environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the mortgaged property, which might impair the Fund’s security and decrease the value of the property.

If the Fund overestimates the value or income-producing or incorrectly prices the risks of the Fund’s investments, the Fund may experience losses.

Analysis of the value or income-producing ability of a CRE Property Investment is highly subjective and may be subject to error. The Fund will value its potential Private CRE equity investments based on yields and risks, taking into account estimated future losses on the Private CRE debt investments and the mortgaged property included in the securitization’s pools or select commercial real estate equity investments, and the estimated impact of these losses on expected future cash flows and returns. In the event that the risks relative to the price the Fund pays for a particular investment are underestimated, the Fund may experience losses with respect to such investment.

The leases on the properties underlying the Fund’s investments may not be renewed on favorable terms.

The properties underlying the Fund’s investments could be negatively impacted by the deteriorating economic conditions and weaker rental markets. Upon expiration or earlier termination of leases on these properties, the space may not be relet or, if relet, the terms of the renewal or reletting (including the cost of required renovations or concessions to tenants) may be less favorable than current lease terms. In addition, the poor economic conditions may reduce a tenants’ ability to make rent payments under their leases. Any of these situations may result in extended periods where there is a significant decline in revenues or no revenues generated by these properties. Additionally, if market rental rates are reduced, property-level cash flows would likely be negatively affected as existing leases renew at lower rates. If the leases for these properties cannot be renewed for all or substantially all of the space at these properties, or if the rental rates upon such renewal or reletting are significantly lower than expected, the value of the Fund’s investments may be adversely effected.

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Risks of cost overruns and non-completion of the construction or renovation of the properties underlying loans the Fund makes or acquires may materially adversely affect the Fund’s investment.

The renovation, refurbishment or expansion by a borrower under a mortgaged or leveraged property involves risks of cost overruns and non-completion. Costs of construction or improvements to bring a property up to standards established for the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and if applicable, subsequent leasing of the property not being completed on schedule. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower may experience a prolonged impairment of net operating income and may not be able to make payments on Fund’s investment.

The Fund is exposed to environmental liabilities with respect to properties to which the Fund takes title.

In the course of Fund’s business, the Fund may take title to real estate, and, if the Fund does take title, the Fund could be subject to environmental liabilities with respect to these properties. In such a circumstance, the Fund may be held liable to a governmental entity or to third parties for property damage, personal injury, and investigation and clean-up costs incurred by these parties in connection with environmental contamination, or may be required to investigate or clean up hazardous or toxic substances, or chemical releases, at a property. The costs associated with investigation or remediation activities could be substantial. If the Fund ever become subject to significant environmental liabilities, the Fund’s business, financial condition, liquidity and results of operations could be materially and adversely affected.

If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return.

The Fund may in the future enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. The Fund will not, however, invest in a joint venture in which the Adviser, or any of its directors or officers or any of their affiliated persons (as defined in the 1940 Act) has an interest except as permitted by existing regulatory guidance under the 1940 Act, including SEC interpretive positions, or pursuant to an exemptive order from the SEC and with a determination of the Board (including a majority of the Fund’s directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”)) not otherwise interested in the transaction that such transaction is fair and reasonable to the Fund. The Fund may not have sole decision-making authority and may not be able to take actions to protect its interests in its investments.

In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that joint venture partner. Further, in some instances, the Fund or its joint venture partner may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction. The Fund’s ability to acquire its partner’s interest may be limited if the Fund does not have sufficient cash, available borrowing capacity or other capital resources. In such event, the Fund may be forced to sell its interest in the joint venture when the Fund would otherwise prefer to retain it.

Risks Related to Certain Specific Types of the Fund’s Commercial Real Estate Investments

The Fund will be exposed to certain risks associated with its Private CRE equity investments, including general risks affecting all types of commercial real estate and certain specific risks associated with specific asset classes of Private CRE equity investments.

The Fund has adopted a non-fundamental policy in which it will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a portfolio of private real estate and publicly traded real estate-related investments, which will include Private CRE equity investments. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The Fund will subject to the risks associated with ownership of commercial estate generally. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

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In addition to these general risks associated with Private CRE equity investments, the Fund will also be subject to special risks associated with particular sectors or types of commercial real estate, including, but not limited to, the following:

•	Rental Properties. Rental properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, competition from numerous other retail channels, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, regulatory compliance costs, obsolescence and non-competitiveness.
•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, short-term leases of multifamily units and the risk of declining market rent, significant vacancies which affect the resale value of multifamily properties, competition from other apartment communities for tenants, affordability of single-family homes as an alternative to multifamily housing, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
•	Hospitality Properties. The risks of hospitality or hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hospitality properties tend to be more sensitive to seasonal risks, adverse economic conditions, and competition than many other commercial properties.
•	Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods, and the decline in manufacturing activity in the United States.
•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses (especially licensing and certification requirements for participation in government programs including obtaining certificates of need), adequacy of care, pharmaceutical distribution, reduction in reimbursement rates from third party payors such as Medicare or Medicaid, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
•	Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays, regulatory delays concerning zoning or various licensing requirements, as well as adverse changes in local and national economic and market conditions.
•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
•	Student Housing Properties. Student housing properties are affected by fluctuations in underlying demand, which is tied to student enrollments, as well as short-term and seasonal leasing demands. Other factors affecting student housing include the supply of university-owned housing and the availability and accessibility of transportation. In addition, tuition costs and the ability for students to borrow in morder to fund their studies will impact available income for student housing costs.
•	Data Center Properties. Data center properties are subject to the risk of obsolescence given changing technology and the high investment cost of such assets. Also tenant demand may fluctuate as companies change their needs for information technology investment. Data center properties are also subject to the risks associated with security breaches or the failures of the networks, systems, or technology located within the data centers, and dependence on computer systems due to demographic changes, changes in spending patterns and lease terminations.

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Risks Related to the Fund’s Private CRE Debt Investments

The Private CRE debt investments the Fund originates and invests in could be subject to delinquency, foreclosure and loss, which could result in losses to the Fund.

Private CRE debt investments are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances. In addition, to the extent the Fund originates or acquire adjustable rate mortgage loans, such loans may contribute to higher delinquency rates because borrowers with adjustable rate mortgage loans may be exposed to increased monthly payments if the related mortgage interest rate adjusts upward from the initial fixed rate.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the Fund’s cash flow from operations. The Fund expects that many of the Private CRE debt investments that the Fund originates will be fully or substantially non-recourse. In the event of a default by a borrower on a non-recourse loan, the Fund will only have recourse to the underlying asset (including any escrowed funds and reserves) collateralizing the loan. If a borrower defaults on one of Fund’s Private CRE debt investments and the underlying asset collateralizing the Private CRE debt investments is insufficient to satisfy the outstanding balance of the Private CRE debt investments, the Fund may suffer a loss of principal or interest. In addition, even if the Fund has recourse to a borrower’s assets, the Fund may not have full recourse to such assets in the event of a borrower bankruptcy.

Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the mortgaged property at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. The resulting time delay could reduce the value of the Fund’s investment in the defaulted mortgage loans, impede the Fund’s ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to the Fund on the mortgage loan.

The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” or “junk bonds,” which may increase its risk of losses.

The Fund may invest in unrated or non-investment grade Private CRE debt investments or certain Publicly Traded Real Estate Securities, enter into leases with unrated tenants or participate in subordinate, unrated or distressed mortgage loans. Securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated are often referred to as “high yield” securities or “junk bonds,” and may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the properties underlying the loans or securities, the borrowers’ credit history, the properties’ underlying cash flow or other factors. Because the ability of obligors of properties and mortgages, including mortgage loans underlying CMBS, to make rent or principal and interest payments may be impaired during an economic downturn, prices of lower credit quality investments and Private CRE debt investments or certain Publicly Traded Real Estate Securities may decline. As a result, these investments may have a higher risk of default and loss than investment grade rated assets. The existing credit support in the securitization structure may be insufficient to protect the Fund against loss of principal on these investments. Any loss the Fund may incur may be significant and may reduce distributions and may adversely affect the value of the Shares.

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Competition with third parties in acquiring and originating investments may reduce the Fund’s profitability and the return on a Shareholder’s investment.

The Fund has significant competition with respect to its acquisition and origination of assets with many other companies, including other REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other investors, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If the Fund pay higher prices for investments or originate loans on more generous terms than the Fund’s competitors, the Fund’s returns will be lower and the value of the Fund’s assets may not increase or may decrease significantly below the amount the Fund paid for such assets. If such events occur, Shareholders may experience a lower return on their investments.

The Fund’s investments in subordinated Private CRE debt investments may be subject to losses.

The may acquire or originate subordinated Private CRE debt investments. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy the loan, the Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on the loan or on debt senior to the loan, or in the event of a borrower bankruptcy, the loan will be satisfied only after the senior debt is paid in full. Where debt senior to the loan exists, the presence of intercreditor arrangements may limit the Fund’s ability to amend its loan documents, assign the loans, accept prepayments, exercise the Fund’s remedies (through “standstill periods”), and control decisions made in bankruptcy proceedings relating to borrowers.

The mezzanine loans in which the Fund may invest involves greater risks of loss than senior loans secured by the same properties.

The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the mezzanine loan. If a borrower defaults on Fund’s mezzanine loan or debt senior to the loan, or in the event of a borrower bankruptcy, the mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Investments in non-conforming or non-investment grade rated loans involve greater risk of loss.

Some of the Fund’s investments may not conform to conventional loan standards applied by traditional lenders and either will not be rated or may be rated as non-investment grade by the rating agencies. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the properties underlying the loans, the borrowers’ credit history, the properties’ underlying cash flow or other factors. As a result, these investments may have a higher risk of default and loss than investment grade rated assets. Any loss the Fund incurs may be significant and may reduce distributions to Fund’s Shareholders and adversely affect the value of the Fund’s Shares.

Adjustable rate mortgage loans may entail greater risks of default to lenders than fixed rate mortgage loans.

Adjustable rate mortgage loans may contribute to higher delinquency rates. Borrowers with adjustable rate mortgage loans may be exposed to increased monthly payments if the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate, as applicable, in effect during the initial period of the mortgage loan to the rate computed in accordance with the applicable index and margin. This increase in borrowers’ monthly payments, together with any increase in prevailing market interest rates, after the initial fixed rate period, may result in significantly increased monthly payments for borrowers with adjustable rate mortgage loans, which may make it more difficult for the borrowers to repay the loan or could increase the risk of default of their obligations under the loan.

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The Fund may invest in CDOs and such investments may involve significant risks.

The Fund may invest in CDOs. CDOs are multiple class debt securities, or bonds, secured by pools of assets, such as mortgage-backed securities, B-Notes, mezzanine loans, REIT debt and credit default swaps. Like typical securities structures, in a CDO, the assets are pledged to a trustee for the benefit of the holders of the bonds. Like CMBS, CDOs are affected by payments, defaults, delinquencies and losses on the underlying commercial real estate loans. CDOs often have reinvestment periods that typically last for five years during which proceeds from the sale of a collateral asset may be invested in substitute collateral. Upon termination of the reinvestment period, the static pool functions very similarly to a CMBS securitization where repayment of principal allows for redemption of bonds sequentially. To the extent the Fund invests in the equity securities of a CDO, the Fund will be entitled to all of the income generated by the CDO after the CDO pays all of the interest due on the senior debt securities and its expenses. However, there will be little or no income or principal available to the CDO equity if defaults or losses on the underlying collateral exceed a certain amount. In that event, the value of the Fund’s investment in any equity class of a CDO could decrease substantially. In addition, the equity securities of CDOs are generally illiquid and often must be held by a REIT and because they represent a leveraged investment in the CDO’s assets, the value of the equity securities will generally have greater fluctuations than the values of the underlying collateral.

Changes in interest rates and/or credit spreads could negatively affect the value of the Fund’s investments, which could result in reduced earnings or losses and negatively affect the cash available for distribution to Fund’s Shareholders.

The Fund may invest in fixed-rate debt investments with fixed distribution amounts. Under a normal yield curve, an investment in these instruments will decline in value if long-term interest rates increase or if credit spreads widen. The Fund may also invest in floating-rate debt investments, for which decreases in interest rates or narrowing of credit spreads will have a negative effect on value and interest income. Even though a loan or other debt investment may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the changes in interest rates or credit spreads. Declines in market value may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to Shareholders.

Prepayments can adversely affect the yields on the Fund’s investments.

Prepayments on debt instruments, where permitted under the debt documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond the Fund’s control, and consequently, such prepayment rates cannot be predicted with certainty. If the Fund is unable to invest the proceeds of such prepayments received, the yield on the Fund’s portfolio will decline. In addition, the Fund may acquire assets at a discount or premium and if the asset does not repay when expected, the Fund’s anticipated yield may be impacted. Under certain interest rate and prepayment scenarios the Fund may fail to recoup fully Fund’s cost of acquisition of certain investments.

Investments that are not United States government insured involve risk of loss.

The Fund may originate and acquire uninsured loans and assets as part of its investment strategy. Such loans and assets may include mortgage loans, mezzanine loans and bridge loans. While holding such interests, the Fund is subject to risks of borrower defaults, bankruptcies, fraud, losses and special hazard losses that are not covered by standard hazard insurance. In the event of any default under loans, the Fund bears the risk of loss of principal and nonpayment of interest and fees to the extent of any deficiency between the value of the collateral and the principal amount of the loan. To the extent the Fund suffers such losses with respect to its investments in such loans, the value of the Fund’s Shares may be adversely affected.

With respect to mortgaged properties, options and other purchase rights may affect value or hinder recovery.

A borrower under certain mortgage loans may give its tenants or another person a right of first refusal or an option to purchase all or a portion of the related mortgaged property. These rights may impede the lender’s ability to sell the related mortgaged property at foreclosure or may adversely affect the value or marketability of the property.

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A borrower’s form of entity may cause special risks or hinder the Fund’s recovery.

Since most of the borrowers for the Fund’s Private CRE debt investments are legal entities rather than individuals, the Fund’s risk of loss may be greater than those of mortgage loans made to individuals. Unlike individuals involved in bankruptcies, most of the entities generally do not have personal assets and creditworthiness at stake. The terms of the mortgage loans generally require that the borrowers covenant to be single-purpose entities, although in some instances the borrowers are not required to observe all covenants and conditions that typically are required in order for them to be viewed under standard rating agency criteria as “single-purpose entities.” Borrowers’ organizational documents or the terms of the mortgage loans may limit their activities to the ownership of only the related mortgaged property or properties and limit the borrowers’ ability to incur additional indebtedness. These provisions are designed to mitigate the possibility that the borrowers’ financial condition would be adversely impacted by factors unrelated to the mortgaged property and the mortgage loan in the pool.

The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage. Borrowers that are not single-purpose entities structured to limit the possibility of becoming insolvent or bankrupt, may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because the borrowers may be (i) operating entities with a business distinct from the operation of the mortgaged property with the associated liabilities and risks of operating an ongoing business or (ii) individuals that have personal liabilities unrelated to the property.

Risks Related to the Fund’s Private Equity Real Estate Funds

The Fund may not have sole decision-making authority over the private equity real estate funds and may be unable to take actions to protect its interests in these investments.

Once the Adviser has selected private equity real estate funds in which it intends for the Fund to invest, the Adviser may have limited or no control over the investment decisions made by any such private equity real estate funds, although the Adviser may evaluate regularly each private equity real estate funds and its institutional asset manager to determine whether their respective investment programs are consistent with the Fund’s investment objective. Even though the private equity real estate funds are subject to certain constraints, the asset managers may change aspects of their investment strategies at any time. The Adviser’s ability to withdraw an investment or allocate away from the private equity real estate funds, may be constrained by limitations imposed by the private equity real estate funds, which may prevent the Fund from actively managing its portfolio away from underperforming private equity real estate funds or in uncertain markets. By investing in the Fund, a Shareholder will not be deemed to be an investor in any private equity real estate funds and will not have the ability to exercise any rights attributable to an investor in any such private equity real estate funds related to their investment. Such private equity real estate funds may impose another level of fees, both management and incentive fees, which would result in higher costs for the Fund and, therefore, for the Fund’s Shareholders.

The Fund may be subject to additional risks if it fails to meet a capital call from the private equity real estate funds.

Under the terms of the limited partnership agreements or limited liability company operating agreements, as applicable, of many of the private equity real estate funds in which the Fund intends to invest, the Fund will make commitments to make capital contributions in specified maximum amounts to such private equity real estate funds (each, a “Capital Contribution”) based on notices provided by the private equity real estate funds (each, a “Capital Call”). These Capital Contributions will be made from time to time generally on an as needed basis rather than upfront. The Capital Contributions would be used by the applicable private equity real estate funds to pay specified expenses of the private equity real estate funds and to make investments in a manner consistent with the investment strategy or guidelines established by the applicable private equity real estate funds. As a result, the Fund as an investor in a private equity real estate funds may be required to make a Capital Contribution to such private equity real estate funds without the benefit of an extensive notice period after a Capital Call and without regard to the Fund’s current financial condition and availability of cash to make such Capital Contribution.

The limited partnership agreement or limited liability company operating agreement, as applicable, of the applicable private equity real estate funds may contain detailed provisions regarding the failure of an investor in such private equity real estate funds to honor its Capital Contribution obligation. The consequences that may be imposed upon a defaulting investor in such private equity real estate funds include interest on overdue amounts, a loss of voting rights in the private equity real estate funds as long as the default is continuing, and (in many cases) a forced sale or forfeiture of the defaulting investor’s interest in the private equity real estate funds in favor of the other investors in such private equity real estate funds.

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Because the Fund will have comparatively little notice of when or the amount in which a Capital Call will be made by a private equity real estate funds, and such Capital Call will be required regardless of the financial condition or availability of cash of the Fund, the Fund is subject to the risk that it may default on its obligation to make a Capital Contribution. Should the Fund default on its obligations to make a Capital Contribution, it may be required to pay interest on the overdue amounts, lose its voting rights in the private equity real estate funds, or be subject to a forced sale or forfeiture of all or a portion of its interest in the private equity real estate funds. In such instance, the Fund may experience an adverse effect on its investment in such private equity real estate funds, which could result in a negative impact to the Fund’s Shareholders.

The private equity real estate funds will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of the 1940 Act’s protective provisions.

The private equity real estate funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the private equity real estate funds, including certain corporate governance protections, such as the requirement to have a majority Independent Directors serving on the board, statutory protections against self-dealings and joint transactions by the institutional asset managers and their affiliates, and leverage limitations. Furthermore, some of the institutional asset managers for the private equity real estate funds may not be registered under the Advisers Act, meaning that the Fund will not be able to rely on the statutory protections of that Act either.

Certain private equity real estate fund investments may be short-lived assets and the Fund may not be able to reinvest capital in comparable investments.

Because certain private equity real estate fund investments are short-lived, the Fund may be unable to reinvest the distributions received from the private equity real estate funds in investments with similar returns, which could adversely impact the Fund’s performance.

The private equity real estate funds and REITs may pursue investment strategies that compete with each other or do not align with those of the Fund.

The Fund’s investments in any particular private equity real estate funds could increase the level of competition for the same trades that other private equity real estate funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to invest in or liquidate a position in a particular security at a price consistent with the Fund’s strategy.

The valuations of the Fund’s investments in the private equity real estate funds provided by the institutional asset managers of such private equity real estate funds may not be accurate or reliable.

The valuation of the Fund’s investments in private equity real estate funds will be determined by the institutional asset managers of those private equity real estate funds, which valuation may not be accurate or reliable. While the valuation of the Fund’s publicly traded securities are more readily ascertainable, the Fund’s ownership interests in private equity real estate funds are not publicly traded and the Fund will depend on the institutional asset manager to a private equity real estate funds to provide a valuation of those investments. Moreover, the valuation of the Fund’s investment in a private equity real estate funds, as provided by an institutional asset manager for its assets as of a specific date, may vary from the actual sales price of its assets or any secondary market value price for the underlying fund’s interest, if such investments were sold to a third party.

The Fund’s investments in private equity real estate funds and certain Publicly Traded Real Estate Securities may be subject to the credit risks of the borrowers of debt investments held by such private equity real estate funds or certain Publicly Traded Real Estate Securities issuers.

The Fund’s investments in private equity real estate funds and certain Publicly Traded Real Estate Securities may be subject to the credit risks of any borrowers of the debt investments held by certain of the private equity real estate funds or Publicly Traded Real Estate Securities. There is a risk that borrowers to certain private equity real estate funds or Publicly Traded Real Estate Securities in which the Fund invests will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of an investment and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the investment. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of an investor’s investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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Risks Related to Publicly Traded Real Estate Securities

The Fund’s investments in the securities of publicly traded REITs will be subject to the risks affecting these REITs directly.

The Fund’s investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Investments (directly or indirectly) in REITs will subject the Fund to various risks. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments, as rising interest rates can negatively impact the value of real estate securities. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

The Fund’s investments in the unsecured debt of publicly traded REITs will be subject to the credit risk of those REITs.

The Fund may also acquire senior unsecured debt of publicly traded REITs that acquire and hold real estate. Publicly traded REITs may own large, diversified pools of CRE properties or they may focus on a specific type of property, such as regional malls, office properties, apartment properties and industrial warehouses. Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss.

The Fund will face certain risks specific to its investments in REOCs.

The Fund’s investments in REOCs expose the Fund to unique risks associated with REOCs, including REOC management fees and expenses, volatility in trading markets, and poor performance of the REOC’s holdings. REOCs, like REITs, expose the Fund to the risks of the real estate market. These risks can include: fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REOCs may also be affected by risks similar to investments in debt securities, including changes in interest rates and the quality of credit extended. REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REOC holds could reduce the cash flow needed to make distributions to investors.

The Fund may invest in CMBS, which are subject to several types of risks that may adversely impact the Fund’s performance.

Commercial mortgage-backed securities, or CMBS, are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the mortgage-backed securities the Fund may invest in are subject to all the risks of the underlying mortgage loans, including the risks of prepayment or default.

In a rising interest rate environment, the value of CMBS may be adversely affected when repayments on underlying mortgage loans do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated assets but more sensitive to adverse economic downturns or individual issuer developments. A projection of an economic downturn, for example, could cause a decline in the price of lower credit quality securities because the ability of obligors of mortgages underlying CMBS to make principal and interest payments or to refinance may be impaired. In this case, existing credit support in the securitization structure may be insufficient to protect the Fund against loss of Fund’s principal on these securities. The value of CMBS also may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties.

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CMBS are also subject to several risks created through the securitization process. Certain subordinate CMBS are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBS will not be fully paid. Subordinate securities of CMBS are also subject to greater risk than those CMBS that are more highly rated.

The Fund may not control the special servicing of the mortgage loans included in the CMBS in which the Fund may invest and, in such cases, the special servicer may take actions that could adversely affect the Fund’s interests.

With respect to each series of CMBS in which the Fund may invest, overall control over the special servicing of the related underlying mortgage loans may be held by a directing certificate-holder, which is appointed by the holders of the most subordinate class of CMBS in such series. The Fund may acquire classes of existing series of CMBS where the Fund will not have the right to appoint the directing certificate-holder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificate-holder, take actions that could adversely affect the Fund’s interests.

Certain of the Fund’s Publicly Traded Real Estate Securities investments may be adversely affected by changes in credit spreads.

Certain Publicly Traded Real Estate Securities investments the Fund may invest in are subject to changes in credit spreads. When credit spreads widen, the economic value of the Fund’s investments decrease even if such investment is performing in accordance with its terms and the underlying collateral has not changed.

Commercial real estate equity investments will be subject to risks inherent in ownership of real estate.

Real estate cash flows and values are affected by a number of factors, including competition from other available properties and Fund’s ability to provide adequate property maintenance and insurance and to control operating costs. Real estate cash flows and values are also affected by such factors as government regulations (including zoning, usage and tax laws), interest rate levels, the availability of financing, property tax rates, utility expenses, potential liability under environmental and other laws and changes in environmental and other laws. Commercial real estate equity investments that the Fund make will be subject to such risks.

The Fund will face certain risks specific to its investments in ETFs.

The Fund may invest directly in public securities, including ETFs. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their NAV. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money.

The Fund will incur brokerage costs if it buys or sells shares of an ETF and will also bear its proportionate share of the ETF’s fees and expenses, which are passed through to its shareholders. There can be no assurance that an active trading market for an ETF will develop or be maintained. In addition, there can be no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

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Risks Related to the Fund’s Financing Strategy

The Fund may be unable to obtain financing required to acquire or originate investments as contemplated in its investment strategy, which could compel it to restructure or abandon a particular acquisition or origination and harm its ability to make distributions.

The Fund expects to fund a portion of its investments with financing. The Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital. Access to the capital markets and other sources of liquidity was severely disrupted during the credit crisis and, despite recent improvements, the markets could suffer another severe downturn and another liquidity crisis could emerge. There can be no assurance that any financing will be available to the Fund in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. This may reduce the Fund’s income. To the extent that financing proves to be unavailable when needed, the Fund may be compelled to modify its investment strategy to optimize the performance of the portfolio. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s business and harm the Fund’s ability to operate and make distributions.

The Fund’s performance can be negatively affected by fluctuations in interest rates and shifts in the yield curve may cause losses.

The Fund’s financial performance will be influenced by changes in interest rates; in particular, such changes may affect certain of the Fund’s Private CRE debt investments and Publicly Traded Real Estate Securities to the extent such debt does not float as a result of floors or otherwise. Changes in interest rates, including changes in expected interest rates or “yield curves,” affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. Changes in the level of interest rates also can affect, among other things, the Fund’s ability to acquire certain of the Publicly Traded Real Estate Securities, acquire or originate certain of the Private CRE debt investments at attractive prices and enter into hedging transactions.

Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political conditions, and other factors beyond its control. If market interest rates increase further in the future, the interest rate on any variable rate borrowings will increase and will create higher debt service requirements, which would adversely affect the Fund’s cash flow and could adversely impact the Fund’s results of operations. Interest rate changes may also impact the Fund’s net book value as certain Publicly Traded Real Estate Securities and hedge derivatives, if any, are marked to market each quarter. Generally, as interest rates increase, the value of the Fund’s fixed rate securities decreases, which will decrease the book value of the Fund’s equity.

Furthermore, shifts in the U.S. Treasury yield curve reflecting an increase in interest rates would also affect the yield required on certain of the Publicly Traded Real Estate Securities and therefore their value. For instance, increasing interest rates would reduce the value of the fixed rate assets the Fund holds at the time because the higher yields required by increased interest rates result in lower market prices on existing fixed rate assets in order to adjust the yield upward to meet the market and vice versa. This would have similar effects on the Fund’s Publicly Traded Real Estate Securities portfolio and the Fund’s financial position and operations as a change in interest rates generally.

In a period of rising interest rates, the Fund’s interest expense could increase while the interest it earns on its fixed-rate assets or LIBOR capped floating rate assets would not change, which would adversely affect the Fund’s profitability.

The Fund’s operating results will depend in large part on differences between the income from the Fund’s assets less its operating costs, reduced by any credit losses and financing costs. Income from the Fund’s assets may respond more slowly to interest rate fluctuations than the cost of its borrowings. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Fund’s net income. Increases in these rates may decrease the Fund’s net income and fair value of the Fund’s assets. Interest rate fluctuations resulting in the Fund’s interest expense exceeding the income from the Fund’s assets would result in operating losses for the Fund and may limit the Fund’s ability to make distributions. In addition, if the Fund needs to repay existing borrowings during periods of rising interest rates, it could be required to liquidate one or more of its investments at times that may not permit realization of the maximum return on those investments, which would adversely affect the Fund’s profitability.

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The Fund may use short-term borrowings to finance its investments and it may need to use such borrowings for extended periods of time to the extent it is unable to access long-term financing. This may expose the Fund to increased risks associated with decreases in the fair value of the underlying collateral, which could have an adverse impact on the Fund’s results of operations.

While the Fund expects to seek non-recourse, non-mark-to-market, long-term financing through securitization financing transactions or other structures, such financing may be unavailable to it on favorable terms or at all. Consequently, the Fund may be dependent on short-term financing arrangements that are not matched in duration to its financial assets. Short-term borrowing through repurchase arrangements, credit facilities and other types of borrowings may put the Fund’s assets and financial condition at risk. Any such short-term financing may also be recourse to the Fund, which will increase the risk of its investments. The Fund’s financing structures may economically resemble short-term, floating-rate financing and usually require the maintenance of specific loan-to-collateral value ratios and other covenants. In the event that the Fund is unable to meet the collateral obligations for its short-term financing arrangements, the Fund’s financial condition could deteriorate rapidly.

The Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.

The Fund may finance the origination and acquisition of a portion of its investments with credit facilities, securitization financing transactions and other term borrowings of up to 33 1/3% of the Fund’s total assets, including leverage incurred through the Fund’s wholly owned subsidiaries, if any, and the value of the assets purchased with the proceeds of the Fund’s indebtedness, if any. The use of leverage may substantially increase the risk of loss and may cause the Fund to have higher expenses. The Fund’s ability to execute this strategy depends on various conditions in the financing markets that are beyond its control, including liquidity and credit spreads. The Fund may be unable to obtain financing on favorable terms or, with respect to its investments, on terms that parallel the maturities of the debt originated or acquired, if it is able to obtain financing at all and the lender may terminate or refuse to review any credit facility. If this strategy will not be viable, the Fund will have to find alternative forms of long-term financing for its assets, as secured revolving credit facilities and repurchase agreements may not accommodate long-term financing. This could subject the Fund to more restrictive recourse borrowings and the risk that debt service on less efficient forms of financing would require a larger portion of the Fund’s cash flow, thereby reducing cash available for distribution to the Fund, for the Fund’s operations and for future business opportunities.

The 1940 Act will limit the extent to which the Fund may use borrowings and “uncovered” transactions that may give rise to a form of leverage.

As a closed-end investment company that is registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. Although the Fund does not intend to utilize derivative transactions for speculative purposes, the Fund intends to cover any derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

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In addition to any indebtedness incurred by the Fund, the special purpose vehicles that are wholly-owned by the Fund or any wholly owned subsidiary of the Fund, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the wholly-owned subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the Fund.

To the extent that wholly owned subsidiaries of the Fund directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such wholly owned subsidiaries, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund. Accordingly, it is the Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1/3% of the Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by wholly owned subsidiaries of the Fund.

Hedging against interest rate exposure may adversely affect the Fund’s earnings, limit the Fund’s gains or result in losses, which could adversely affect cash available for distribution to Shareholders.

The Fund may enter into interest rate swap agreements or pursue other interest rate hedging strategies. The Fund’s hedging activity, if any, will vary in scope based on the level of interest rates, the type of portfolio investments held, and other changing market conditions. Interest rate hedging may fail to protect or could adversely affect the Fund because, among other things: (i) interest rate hedging can be expensive, particularly during periods of rising and volatile interest rates; (ii) available interest rate hedging may not correspond directly with the interest rate risk for which protection is sought; (iii) the duration of the hedge may not match the duration of the related liability or asset; (iv) Fund’s hedging opportunities may be limited by the treatment of income from hedging transactions under the rules determining REIT qualification; (v) the credit quality of the party owing money on the hedge may be downgraded to such an extent that it impairs Fund’s ability to sell or assign Fund’s side of the hedging transaction; (vi) the party owing money in the hedging transaction may default on its obligation to pay; and (vii) the Fund may purchase a hedge that turns out not to be necessary, i.e., a hedge that is out of the money.

Any hedging activity the Fund engages in may adversely affect the Fund’s earnings, which could adversely affect cash available for distribution to Shareholders. Therefore, while the Fund may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged or liabilities being hedged may vary materially. Moreover, for a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss.

Credit facilities may contain recourse obligations and any default could materially adversely affect the Fund’s business, liquidity and financial condition.

The Fund may finance certain of its investments through the use of repurchase agreements with one or more financial institutions. Obligations under certain repurchase agreements could be recourse obligations to the Fund and any default thereunder could result in margin calls and further force a liquidation of assets at times when the pricing may be unfavorable to the Fund. The Fund’s default under such repurchase agreements could negatively impact the Fund’s business, liquidity and financial condition.

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The Fund may enter into a variety of arrangements to finance its investments, which may require it to provide additional collateral and significantly impact the Fund’s liquidity position.

The Fund may use a variety of structures to finance its investments. To the extent these financing arrangements contain mark-to-market provisions, if the market value of the investments pledged by the Fund declines due to credit quality deterioration, it may be required by its lenders to provide additional collateral or pay down a portion of its borrowings. In a weakening economic environment, the Fund would generally expect credit quality and the value of the investment that serves as collateral for its financing arrangements to decline, and in such a scenario, it is likely that the terms of its financing arrangements would require partial repayment from it, which could be substantial. Posting additional collateral to support its financing arrangements could significantly reduce the Fund’s liquidity and limit its ability to leverage its assets. In the event the Fund does not have sufficient liquidity to meet such requirements, its lenders can accelerate its borrowings, which could have a material adverse effect on the Fund’s business and operations.

Lenders may require the Fund to enter into restrictive covenants relating to its operations, which could limit the Fund’s ability to make distributions.

When providing financing, a lender may impose restrictions on the Fund that affect its distribution and operating policies and its ability to incur additional borrowings. Financing arrangements that the Fund may enter into may contain covenants that limit its ability to further incur borrowings and restrict distributions to the shareholders or that prohibit it from discontinuing insurance coverage or replacing the Investment Adviser. Credit facilities the Fund may enter into may contain financial covenants, including a minimum unrestricted cash covenant. These or other limitations would decrease the Fund’s operating flexibility and its ability to achieve its operating objectives, including making distributions.

Risks Related to Regulatory Matters

The Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Fund and any of its subsidiaries will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Fund will be subject to regulation by the SEC, the Internal Revenue Service (“IRS”), and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Fund fails to comply with any of the regulations that apply to its business, the Fund could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Fund’s lack of compliance with applicable law could result in, among other penalties, the Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Fund’s business and financial condition. The Fund’s internal policies may not be effective in all regards and, further, if the Fund fails to comply with its internal policies, it could be subjected to additional risk and liability. However, the Adviser, the Fund and their affiliates do not provide investment advice regarding the decision to invest in, hold or sell the Fund’s Shares.

Recent legislative and regulatory initiatives have imposed restrictions and requirements on financial institutions that could have an adverse effect on the Fund’s business.

The financial industry is becoming more highly regulated. There has been, and may continue to be, a related increase in regulatory investigations of the trading and other investment activities of registered investment companies. Such investigations may impose additional expenses on the Fund, may require the attention of senior management of the Adviser and may result in fines if the Fund is deemed to have violated any regulations.

As Internet commerce develops, federal and state governments may adopt new laws to regulate Internet commerce, which may negatively affect the Fund’s business.

As Internet commerce continues to evolve, increasing regulation by federal and state governments becomes more likely. The Fund’s and the Fundrise Platform’s business could be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to lending. The cost to comply with such laws or regulations could be significant and would increase the Fund’s operating expenses, and the Fund may be required to pass along those costs to the Fund’s borrowers in the form of increased fees, which could negatively impact the Fund’s ability to make loans or other real estate investments. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of commercial financing, which would adversely affect the viability of the Fundrise Platform.

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Laws intended to prohibit money laundering may require Fundrise to disclose investor information to regulatory authorities.

The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) requires that financial institutions establish and maintain compliance programs to guard against money laundering activities, and requires the Secretary of the U.S. Treasury (“Treasury”) to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject certain pooled investment vehicles to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require Fundrise or its service providers to share information with governmental authorities with respect to prospective investors in connection with the establishment of anti-money laundering procedures. Such legislation and/or regulations could require the Fund to implement additional restrictions on the transfer of the Fund’s Shares to comply with such legislation and/or regulations. The Fund reserves the right to request such information as is necessary to verify the identity of prospective shareholders and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. In the event of delay or failure by a prospective shareholder to produce any information required for verification purposes, an application for, or transfer of, the Fund’s Shares may be refused. The Fund will not have the ability to reject a transfer of the Fund’s Shares where all necessary information is provided and any other applicable transfer requirements, including those imposed under the transfer provisions of the LLC Agreement, are satisfied.

The Fund’s ability to enter into transactions with its affiliates will be restricted.

The Fund is prohibited under the 1940 Act from participating in certain joint transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund and the Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund or the Adviser; or (iii) any person in which the Fund, the Adviser or a person controlling or under common control with the Fund or the Adviser owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same CRE debt, equity and/or securities investments, without the prior approval of the SEC. If a person, directly or indirectly, holds 5% or more of the outstanding voting securities of the Fund or the Adviser, or is under common control with the Fund or the Adviser, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates.

In addition, the Fund will not be permitted to co-invest with certain entities affiliated with or managed by the Adviser in transactions originated by the Adviser or its affiliates unless it first obtains an exemptive order from the SEC, co-invests alongside the Adviser or its affiliates in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates, or is otherwise permitted to do so. There can be no assurance that the Fund would obtain such exemptive order, that such relief would be on terms favorable to the Fund, or that the Fund and the Adviser will be able to rely on such exemptive relief for certain potential transaction structures. The Fund may incur losses in the event that the Fund will not be able to fully comply (or will be deemed not to be in compliance) with the extensive conditions imposed by the exemptive order. The Fund would adopt procedures reasonably designed to ensure compliance with the exemptive order and the Board would also oversee risk relative to such compliance.

Prior to obtaining exemptive relief, the Fund may co-invest with the Adviser and its affiliates only in accordance with existing regulatory guidance and applicable allocation policies, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. Under the Adviser’s allocation of investment opportunities procedures, in the event of demand among the Adviser’s clients, including the Fund, exceeding the available allocation of investment opportunities, the Adviser will determine whether to reduce a client’s access to the investment opportunity based on the Adviser’s allocation policy and procedures then in effect. As a result of these procedures, certain clients may be given priority with respect to certain investment opportunities. Unless the Fund obtains an exemptive order from the SEC, the Fund will not be able to invest alongside any other client of the Adviser in any investment opportunities presented by the Adviser to its clients.

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In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, the Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate, subject to each of the Adviser’s then-current allocation policies and any applicable exemptive orders, and to the Adviser’s obligations to allocate opportunities in a fair and equitable manner consistent with its fiduciary duties owed to the Fund and other accounts advised by the Adviser, if any, and policies related to approval of investments. Even if the Fund does obtain such exemptive relief, the conditions imposed by the SEC in granting such relief may preclude the Fund from transactions in which it would otherwise be entitled to engage.

Risks Related to the Fund’s Status as a REIT

Failure to qualify as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders.

The Fund believes that its organization, prior and proposed ownership and method of operation will enable the Fund to meet the requirements for qualification and taxation as a REIT. However, the Fund cannot assure Shareholders that it will qualify as such. This is because qualification as a REIT involves the application of highly technical and complex provisions of the Code as to which there are only limited judicial and administrative interpretations and involves the determination of facts and circumstances not entirely within Fund’s control. Future legislation, new regulations, administrative interpretations or court decisions may significantly change the tax laws or the application of the tax laws with respect to qualification as a REIT or the U.S. federal income tax consequences of such qualification.

If the Fund fails to qualify as a REIT in any taxable year, the Fund will face serious tax consequences that will substantially reduce the funds available for distributions to Shareholders because: (i) the Fund would not be allowed a deduction for dividends paid to shareholders in computing Fund’s taxable income and would be subject to U.S. federal income tax at regular corporate rates; and (ii) unless the Fund is entitled to relief under certain U.S. federal income tax laws, the Fund could not re-elect REIT status until the fifth calendar year after the year in which the Fund failed to qualify as a REIT.

In addition, if the Fund fails to qualify as a REIT, the Fund will no longer be required to make distributions. As a result of all these factors, the Fund’s failure to qualify as a REIT could impair the Fund’s ability to expand the Fund’s business and raise capital, and it would adversely affect the value of the Fund’s Shares. See “U.S. Federal Income Tax Considerations” for a discussion of certain U.S. federal income tax considerations relating to the Fund and its Shares.

Even if the Fund qualifies as a REIT, the Fund may owe other taxes that will reduce the Fund’s cash flows.

Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain U.S. federal, state and local taxes on the Fund’s income and assets, on taxable income that the Fund does not distribute to its Shareholders, on net income from certain “prohibited transactions,” and on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes. For example, to the extent the Fund satisfies the 90% distribution requirement but distribute less than 100% of the Fund’s REIT taxable income, the Fund will be subject to U.S. federal corporate income tax on the Fund’s undistributed taxable income and gain. The Fund also will be subject to a 4% nondeductible excise tax if the actual amount that the Fund distributes to its Shareholders in a calendar year is less than a minimum amount specified under the Code. As another example, the Fund is subject to a 100% “prohibited transaction” tax on any gain from a sale of property that is characterized as held for sale, rather than investment, for U.S. federal income tax purposes, unless the Fund complies with a statutory safe harbor or earn the gain through a taxable REIT subsidiary (a “TRS”). Further, any TRS that the Fund establishes will be subject to regular corporate U.S. federal, state and local taxes. Any of these taxes would decrease cash available for distribution to Shareholders.

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REIT distribution requirements could adversely affect the Fund’s liquidity and may force the Fund to borrow funds during unfavorable market conditions.

In order to maintain the Fund’s REIT status and to meet the REIT distribution requirements, the Fund may need to borrow funds on a short-term basis or sell assets, even if the then-prevailing market conditions are not favorable for these borrowings or sales. In addition, the Fund may need to reserve cash (including proceeds from this offering) to satisfy the Fund’s REIT distribution requirements, even though there are attractive investment opportunities that may be available. To qualify as a REIT, the Fund generally must distribute to Fund’s Shareholders at least 90% of the Fund’s net taxable income each year, excluding capital gains. In addition, the Fund will be subject to corporate income tax to the extent the Fund distributes less than 100% of its taxable income including any net capital gain. The Fund intends to make distributions to Fund’s Shareholders to comply with the requirements of the Code for REITs and to minimize or eliminate the Fund’s corporate income tax obligation to the extent consistent with the Fund’s business objectives. The Fund’s cash flows from operations may be insufficient to fund required distributions, for example as a result of differences in timing between the actual receipt of income and the recognition of income for U.S. federal income tax purposes, the effect of non-deductible capital expenditures, limitations on interest expense and net operating loss deductibility, the creation of reserves or required debt service or amortization payments. The Fund generally is required to accrue income from mortgage loans, mortgage-backed securities, and other types of debt instruments currently over the term of the asset, even if the Fund does not receive the cash payments corresponding to such income until later periods. Thus, all or a part of the anticipated increase in yield on the loans the Fund holds that are attributable to deferred interest, exit fees and/or equity participation features generally must be accrued currently notwithstanding that the corresponding cash payment is deferred or uncertain. The insufficiency of Fund’s cash flows to cover the Fund’s distribution requirements could have an adverse impact on the Fund’s ability to raise short- and long-term debt or sell equity securities in order to fund distributions required to maintain the Fund’s REIT status. In addition, the Fund will be subject to a 4% nondeductible excise tax on the amount, if any, by which distributions paid by the Fund in any calendar year are less than the sum of 85% of the Fund’s ordinary income, 95% of Fund’s capital gain net income and 100% of Fund’s undistributed income from prior years. To address and/or mitigate some of these issues, the Fund may make taxable distributions that are in part paid in cash and in part paid in the Fund’s Shares. In such cases Shareholders may have tax liabilities from such distributions in excess of the cash they receive. The treatment of such taxable share distributions is not clear, and it is possible the taxable share distribution will not count towards Fund’s distribution requirement, in which case adverse consequences could apply.

If the Fund fails to invest a sufficient amount of the net proceeds from selling the Fund’s Shares in real estate assets within one year from the receipt of the proceeds, the Fund could fail to qualify as a REIT.

Temporary investment of the net proceeds from sales of the Fund’s Shares in short-term securities and income from such investment generally will allow the Fund to satisfy various REIT income and asset requirements, but only during the one-year period beginning on the date the Fund receives the net proceeds. If the Fund is unable to invest a sufficient amount of the net proceeds from sales of the Fund’s Shares in qualifying real estate assets within such one-year period, the Fund could fail to satisfy one or more of the gross income or asset tests and/or the Fund could be limited to investing all or a portion of any remaining funds in cash or cash equivalents. If the Fund fails to satisfy any such income or asset test, unless the Fund is entitled to relief under certain provisions of the Code, the Fund could fail to qualify as a REIT.

If the Fund forms a taxable REIT subsidiary (TRS), the Fund’s overall tax liability could increase.

Any TRS the Fund forms will be subject to U.S. federal, state and local income tax on its taxable income. Accordingly, although the Fund’s ownership of any TRSs may allow the Fund to participate in the operating income from certain activities that the Fund could not participate in without violating the REIT income tests requirements of the Code or incurring the 100% tax on gains from prohibited transactions, the TRS through which the Fund earns such operating income or gain will be fully subject to corporate income tax. The after-tax net income of any TRS would be available for distribution to the Fund; however, any dividends received by the Fund from its domestic TRSs will only be qualifying income for the 95% REIT income test, not the 75% REIT income test.

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Although the Fund’s use of TRSs may partially mitigate the impact of meeting certain requirements necessary to maintain the Fund’s qualification as a REIT, there are limits on the Fund’s ability to own and engage in transactions with TRSs, and a failure to comply with the limits would jeopardize the Fund’s REIT qualification and may result in the application of a 100% excise tax.

A REIT may own up to 100% of the stock or securities of one or more TRSs. A TRS may hold assets and earn income that would not be qualifying assets or income if held or earned directly by a REIT. A TRS also may sell assets without incurring the 100% tax on prohibited transactions. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more TRSs. The rules impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm’s-length basis. The Fund may jointly elect with one or more subsidiaries for those subsidiaries to be treated as TRSs for U.S. federal income tax purposes. These TRSs will pay U.S. federal, state and local income tax on their taxable income, and their after-tax net income will be available for distribution to the Fund but is not required to be distributed to the Fund. The Fund will monitor the value of its respective investments in any TRSs the Fund may form for the purpose of ensuring compliance with TRS ownership limitations and intend to structure the Fund’s transactions with any such TRSs on terms that the Fund believes are arm’s-length to avoid incurring the 100% excise tax described above. There can be no assurance, however, that the Fund will be able to comply with the 20% TRS limitation or to avoid application of the 100% excise tax.

Dividends payable by REITs generally do not qualify for reduced tax rates under current law.

The maximum U.S. federal income tax rate for certain qualified dividends payable to U.S. Shareholders that are individuals, trusts and estates generally is 20%. Dividends payable by REITs, however, are generally not eligible for the reduced rates and therefore may be subject to a 37% maximum U.S. federal income tax rate on ordinary income when paid to such Shareholders. The more favorable rates applicable to regular corporate dividends under current law could cause investors who are individuals, trusts and estates or are otherwise sensitive to these lower rates to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the stock of REITs, including the Fund’s Shares. However, for taxable years beginning before January 1, 2026, non-corporate taxpayers may deduct up to 20% of “qualified REIT dividends.” Qualified REIT dividends eligible for this deduction generally will include the Fund’s dividends received by a non-corporate U.S. Shareholder that the Fund does not designate as capital gain dividends and that are not qualified dividend income.

Complying with REIT requirements may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments.

To qualify as a REIT, the Fund must continually satisfy tests concerning, among other things, the sources of the Fund’s income, the nature and diversification of Fund’s assets, the amounts the Fund distributes to its Shareholders and the ownership of the Fund’s Shares. The Fund may be required to make distributions to its Shareholders at disadvantageous times or when the Fund does not have funds readily available for distribution. Thus, compliance with the REIT requirements may, for instance, hinder the Fund’s ability to make certain otherwise attractive investments or undertake other activities that might otherwise be beneficial to the Fund and its Shareholders, or may require the Fund to borrow or liquidate investments in unfavorable market conditions and, therefore, may hinder Fund’s investment performance. As a REIT, at the end of each calendar quarter, at least 75% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities and qualified “real estate assets.” The remainder of the Fund’s investments in securities (other than cash, cash items, U.S. Government securities, securities issued by a TRS and qualified real estate assets) generally cannot include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer. In addition, in general, no more than 5% of the value of Fund’s total assets (other than cash, cash items, U.S. Government securities, securities issued by a TRS and qualified real estate assets) can consist of the securities of any one issuer, no more than 20% of the value of Fund’s total securities can be represented by securities of one or more TRSs, and no more than 25% of the value of Fund’s total assets may be represented by debt instruments of publicly offered REITs that are not secured by mortgages on real property or interests in real property. After meeting these requirements at the close of a calendar quarter, if the Fund fails to comply with these requirements at the end of any subsequent calendar quarter, the Fund must correct the failure within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions to avoid losing Fund’s REIT qualification. As a result, the Fund may be required to liquidate from the Fund’s portfolio or forego otherwise attractive investments. These actions could have the effect of reducing the Fund’s income and amounts available for distribution to Shareholders.

The Fund may be restricted from acquiring, transferring or redeeming certain amounts of the Fund’s Shares.

In order to maintain Fund’s REIT qualification, among other requirements, no more than 50% in value of the Fund’s outstanding Shares may be owned, directly or indirectly, by five or fewer individuals, as defined in the Code to include certain kinds of entities, during the last half of any taxable year, other than the first year for which a REIT election is made. To assist the Fund in qualifying as a REIT, Fund’s LLC Agreement contains an aggregate Share ownership limit and a common Shares ownership limit. Generally, any of the Fund’s Shares owned by affiliated owners will be added together for purposes of the aggregate Share ownership limit, and any common Shares owned by affiliated owners will be added together for purposes of the common Shares ownership limit.

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If anyone attempts to transfer or own Shares in a way that would violate the aggregate Share ownership limit or the common Shares ownership limit (or would prevent the Fund from continuing to qualify as a REIT), unless such ownership limits have been waived by the Adviser, those Shares instead will be deemed transferred to a trust for the benefit of a charitable beneficiary and will be either redeemed by the Fund or sold to a person whose ownership of the Shares will not violate the aggregate Share ownership limit or the common Shares ownership limit and will not prevent the Fund from qualifying as a REIT. If this transfer to a trust fails to prevent such a violation or the Fund’s disqualification as a REIT, then the initial intended transfer or ownership will be null and void from the outset. Anyone who acquires or owns Shares in violation of the aggregate Share ownership limit or the common Shares ownership limit, unless such ownership limit or limits have been waived by the Adviser, or the other restrictions on transfer or ownership in the LLC Agreement, bears the risk of a financial loss when the Shares are redeemed or sold, if the NAV of the Fund’s Shares falls between the date of purchase and the date of repurchase.

Our limits on ownership of the Fund’s Shares also may require the Fund to decline redemption requests that would cause other Shareholders to exceed such ownership limits. In addition, in order to comply with certain of the distribution requirements applicable to REITs the Fund will decline to honor any redemption request that the Fund believes is a “dividend equivalent” redemption as discussed in “U.S. Federal Income Tax Considerations – Repurchase of Shares.”

The failure of a mezzanine loan to qualify as a real estate asset could adversely affect the Fund’s ability to qualify as a REIT.

The Fund may acquire mezzanine loans, for which the Internal Revenue Service, or the IRS, has provided a safe harbor but not rules of substantive law. Pursuant to the safe harbor, if a mezzanine loan meets certain requirements, it will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% income test. To the extent that any of the Fund’s mezzanine loans do not meet all of the requirements for reliance on the safe harbor, such loans may not be real estate assets and could adversely affect the Fund’s REIT status.

The Fund intends to make certain other investments through Real Estate Investment Vehicles (with rights to receive preferred economic returns) and may invest in “kickers” with respect to certain investments that the Fund determines to hold outside of a TRS. The character of such investments for REIT purposes may depend on the assets and operations of the issuer, which the Fund generally will not control. Thus, no assurance can be given that any such issuer will not operate in a manner that causes the Fund to fail an income or asset test requirement. In addition, the proper treatment of certain investments, including investments through Real Estate Investment Vehicles (with rights to receive preferred economic returns) and “kickers,” for U.S. federal income tax purposes is unclear. If the IRS were to successfully challenge the Fund’s characterization of an investment, it could adversely affect the Fund’s REIT status.

Complying with REIT requirements may limit the Fund’s ability to hedge effectively and may cause the Fund to incur tax liabilities.

The REIT provisions of the Code substantially limit the Fund’s ability to hedge the Fund’s liabilities. Generally, income from a hedging transaction the Fund enter into to manage risk of interest rate changes with respect to borrowings made or to be made to acquire or carry real estate assets or to offset certain other positions does not constitute “gross income” for purposes of the 75% or 95% gross income tests, provided certain circumstances are satisfied. To the extent that the Fund enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the gross income tests. As a result of these rules, the Fund may need to limit the Fund’s use of advantageous hedging techniques or implement those hedges through a TRS. This could increase the cost of the Fund’s hedging activities because the Fund’s TRS would be subject to tax on income or gains resulting from hedges entered into by it or expose the Fund to greater risks associated with changes in interest rates than the Fund would otherwise want to bear. In addition, losses in the Fund’s TRSs will generally not provide any tax benefit, except for being carried forward for use against future taxable income in the TRSs.

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The ability of the Adviser to revoke the Fund’s REIT qualification without Shareholder approval may cause adverse consequences to Shareholders.

The LLC Agreement provides that the Adviser may revoke or otherwise terminate the Fund’s REIT election, without the approval of Shareholders, if it determines that it is no longer in the Fund’s best interest to qualify as a REIT. If the Fund ceases to be a REIT, the Fund will not be allowed a deduction for dividends paid to Shareholders in computing the Fund’s taxable income and will be subject to U.S. federal income tax at regular corporate rates, as well as state and local taxes, which may have adverse consequences on the Fund’s total return to Shareholders.

The IRS may take the position that gains from sales of property are subject to a 100% prohibited transaction tax.

The Fund may have to sell assets from time to time to fund redemption requests, to satisfy the Fund’s REIT distribution requirements, to satisfy other REIT requirements, or for other purposes. It is possible that the IRS may take the position that one or more sales of Fund’s properties may be a prohibited transaction, which is a sale of property held by the Fund primarily for sale in the ordinary course of the Fund’s trade or business. If the Fund is deemed to have engaged in a prohibited transaction, the Fund’s gain from such sale would be subject to a 100% tax. The Code sets forth a safe harbor under which a REIT may, under certain circumstances, sell property without risking the imposition of the 100% tax, but there is no assurance that the Fund will be able to qualify for the safe harbor. The Fund does not intend to hold property for sale in the ordinary course of business, but there is no assurance that the IRS will not challenge Fund’s position, especially if the Fund makes frequent sales or sales of property in which the Fund has short holding periods. For example, the Fund could be subject to this tax if it were to dispose of or securitize loans (or portions thereof) in a manner that was treated as a sale of the loans for U.S. federal income tax purposes. Therefore, in order to avoid the prohibited transactions tax, the Fund may choose not to engage in certain sales of loans at the REIT level (and may conduct such sales through a TRS), and may limit the structures the Fund utilizes for any securitization transactions, even though the sales or structures might otherwise be beneficial to the Fund.

Legislative or regulatory action related to federal income tax laws could adversely affect Fund’s Shareholders and/or the Fund’s business.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was enacted. The TCJA makes major changes to the Code, including a number of provisions of the Code that affect the taxation of REITs and their stockholders. The effect of certain of the significant changes made by the TCJA is highly uncertain, and administrative guidance will be required in order to fully evaluate the effect of many provisions. The effect of any technical corrections with respect to the TCJA could have an adverse effect on the Fund or its Shareholders. Investors should consult their tax advisors regarding the implications of the TCJA on their investment in the Fund’s Shares.

In addition, in recent years, numerous legislative, judicial and administrative changes have been made to the federal income tax laws applicable to investments in REITs and similar entities. Additional changes to tax laws and regulations are likely to continue to occur in the future, and the Fund cannot assure Shareholders that any such changes will not adversely affect the taxation of a Shareholder or will not have an adverse effect on an investment in the Fund’s Shares. Shareholders are urged to consult with their own tax advisors with respect to the potential effect that the TCJA or other legislative, regulatory or administrative developments and proposals could have on their investment in the Fund’s Shares.

A portion of the Fund’s distributions may be treated as a return of capital for U.S. federal income tax purposes, which could reduce the basis of a Shareholder’s investment in the Fund’s Shares and may trigger taxable gain.

A portion of the Fund’s distributions may be treated as a return of capital for U.S. federal income tax purposes. As a general matter, a portion of the Fund’s distributions will be treated as a return of capital for U.S. federal income tax purposes if the aggregate amount of the Fund’s distributions for a year exceeds Fund’s current and accumulated earnings and profits for that year. To the extent that a distribution is treated as a return of capital for U.S. federal income tax purposes, it will reduce a holder’s adjusted tax basis in the holder’s Shares, and to the extent that it exceeds the holder’s adjusted tax basis will be treated as gain resulting from a sale or exchange of such Shares.

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The Fund’s ability to provide certain services to the Fund’s tenants may be limited by the REIT rules, or may have to be provided through a TRS.

As a REIT, the Fund generally cannot hold interests in rental property where tenants receive services other than services that are customarily provided by landlords, nor can the Fund derives income from a third party that provides such services. If services to tenants at properties in which the Fund holds an interest are limited to customary services, those properties may be disadvantaged as compared to other properties that can be operated without the same restrictions. However, the Fund can provide such non-customary services to tenants or share in the revenue from such services if the Fund does so through a TRS, though income earned through the TRS will be subject to corporate income taxes.

The Adviser and its affiliates have limited experience managing a portfolio of assets owned by a REIT.

REITs are subject to numerous complex requirements in order to maintain their REIT status, including income and asset composition tests. The Adviser and its affiliates have limited experience managing a portfolio in the manner intended to comply with such requirements. To the extent the Adviser and its affiliates manage the Fund in a manner that causes the Fund to fail to qualify as a REIT, it could adversely affect the value of the Fund’s Shares.

The Fund’s qualification as a REIT and avoidance of 100% tax may depend on the characterization of loans that the Fund makes as debt for U.S. federal income tax purposes.

For U.S. federal income tax purposes, the IRS or a court may treat a loan with sufficient equity characteristics as equity for tax purposes. The Fund may obtain equity participation rights with respect to the Fund’s loans, and the Fund may make loans with relatively high loan-to-value ratios and/or high yields, which are among the features that can cause a loan to be treated as equity for U.S. federal income tax purposes. Although the Fund intends to structure each of the Fund’s loans so that the loan should be respected as debt for U.S. federal income tax purposes, it is possible that the IRS or a court could disagree and seek to recharacterize the loan as equity. Recharacterization of one of the Fund’s loans as equity for U.S. federal income tax purposes generally would require the Fund to include its share of the gross assets and gross income of the borrower in the Fund’s REIT asset and income tests. Inclusion of such items could jeopardize the Fund’s REIT status. Moreover, to the extent the Fund’s borrowers hold their assets as dealer property or inventory, if the Fund is treated as holding equity in a borrower for U.S. federal income tax purposes, the Fund’s share of gains from sales by the borrower would be subject to the 100% tax on prohibited transactions (except to the extent earned through a TRS).

The failure of a loan to qualify as an obligation secured by a mortgage on real property within the meaning of the REIT rules could adversely affect the Fund’s ability to qualify as a REIT.

The Fund may make investments in loans whose qualification as a real estate mortgage loan for REIT purposes is uncertain or which are treated in part as qualifying mortgage loans and in part as unsecured loans. The failure of a loan that the Fund treated as a qualifying mortgage loan to qualify as such for REIT purposes could cause the Fund to fail one or more of the REIT income or asset tests, and thereby cause the Fund to fail to qualify as a REIT unless certain relief provisions also apply.

In general, interest income accrued on a loan that is secured by real property and personal property during a taxable year constitutes qualifying mortgage interest in its entirety for purposes of the 75% gross income test only if the loan is secured by a mortgage on real property with a value (at the time the Fund committed to acquire the loan) at least equal to the highest outstanding principal amount of the loan during such taxable year. In the case of loans to improve or develop real property, the value of the real property collateral when the Fund commits to acquire a loan is deemed to include the reasonably estimated cost of the improvements or developments (other than personal property) which will secure the loan and which will be constructed from the proceeds of the loan. Subject to a limited exemption, if the outstanding principal balance of a mortgage loan during the taxable year exceeds the deemed value of the real property securing the loan at the time the Fund committed to acquire the loan, a portion of the interest accrued during the year will not be qualifying mortgage interest for the 75% income test and a portion of such loan likely will not be a qualifying real estate asset. In that case, the Fund could earn income that is not qualifying for the 75% income test and be treated as holding a non-real estate investment in whole or part, which could result in the Fund’s failure to qualify as a REIT. However, a mortgage loan secured by both real property and personal property will be treated as a wholly qualifying real estate asset and all interest will be qualifying income for purposes of the 75% income test if the fair market value of such personal property does not exceed 15% of the total fair market value of all such property, even if the real property collateral value is less than the outstanding principal balance of the loan.

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The “taxable mortgage pool” rules may increase the taxes that the Fund or its Shareholders may incur, and may limit the manner in which the Fund effects future securitizations.

Any borrowings incurred by the Fund could result in the creation of taxable mortgage pools for U.S. federal income tax purposes. Except as provided below, the Fund generally would not be adversely affected by the characterization as a taxable mortgage pool so long as the Fund owns 100% of the equity interests in a taxable mortgage pool. Certain categories of Shareholders, however, such as non-U.S. Shareholders eligible for treaty or other benefits, shareholders with net operating losses, and certain U.S. tax-exempt shareholders that are subject to unrelated business income tax, could be subject to increased taxes on a portion of their dividend income from the Fund that is attributable to the taxable mortgage pool. In addition, to the extent that the Fund’s Shares are owned by tax-exempt “disqualified organizations,” such as certain government-related entities and charitable remainder trusts that are not subject to tax on unrelated business income, the Fund may incur a corporate level tax on a portion of the Fund’s income from the taxable mortgage pool. In that case, the Fund may reduce the amount of the Fund’s distributions to any disqualified organization whose Share ownership gave rise to the tax. Moreover, the Fund would be precluded from selling equity interests in these securitizations to outside investors, or selling any debt securities issued in connection with these securitizations that might be considered to be equity interests for U.S. federal income tax purposes. These limitations may prevent the Fund from using certain techniques to maximize the Fund’s returns from securitization transactions.

MANAGEMENT OF THE FUND

Board of Directors

Pursuant to the LLC Agreement, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board consists of [____] Directors, [____] of whom are not “interested person” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”). The Directors are subject to removal or replacement in accordance with Delaware law and the LLC Agreement. The Directors serving on the Board were elected by the initial Shareholder of the Fund. The SAI provides additional information about the Directors.

Investment Adviser

The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. The Adviser is a wholly owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform both online at www.fundrise.com and through various mobile applications (collectively, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in real estate opportunities that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of real estate investment opportunities using REITs and other real estate-focused investment vehicles (each, an “eREIT®”, which is a registered trademark of Rise Companies) and for-sale housing funds (each, an “eFundTM”) sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Fund is included among the eREITs® made available through the Fundrise Platform. As of March 15, 2019, the Adviser had approximately $558 million in assets under management.

Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. In carrying out these responsibilities, the Adviser also performs certain administrative, fund accounting and shareholder services for the Fund. The Adviser and its officers and directors are not required to devote all of their time to the Fund’s business and are only required to devote such time to the Fund’s affairs as their duties require. The Fund will follow investment guidelines adopted by the Adviser and the investment and borrowing policies set forth in this Registration Statement unless they are modified by the Adviser. The Adviser may establish further written policies on investments and borrowings and will monitor the Fund’s administrative procedures, investment operations and performance to ensure that the policies are fulfilled.

Experience of the Management Team

As of December 31, 2018, Rise Companies had facilitated or originated approximately 245 real estate assets through the various Fundrise Platform investment opportunities in both eREITs® and eFundsTM with aggregate purchase prices of approximately $3.2 billion, excluding 3 World Trade Center (this asset is excluded because while the amount of equity invested in the project was similar to other investments made by Rise Companies, the aggregate purchase price of 3 World Trade Center was much greater relative to Rise Companies’ other investments, and would greatly inflate the aggregate purchase price of the other assets disclosed). Of the $3.2 billion aggregate real estate purchase prices, Rise Companies offered through its Fundrise Platform investment opportunities approximately $658 million, consisting of approximately $229 million of CRE loan assets, $215 million of investments in CRE (primarily through majority owned subsidiaries with rights to receive preferred economic returns) and $214 million of CRE common equity investments. The portfolios included in the Fundrise Platform investment opportunities are diversified by investment size, security type, property type and geographic region. As a result of the depth and thoroughness of its underwriting process, the extensive investing experience of its management team and its strong performance record in managing a diverse portfolio of assets, the Fund believes Rise Companies has earned a reputation as a leading real estate manager, which has allowed it to access funding from a broad base of investors.

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Responsibilities of the Adviser

The Adviser performs its duties and responsibilities pursuant to the Investment Management Agreement between the Fund and the Adviser. The responsibilities of the Adviser include the following:

Investment Advisory, Origination and Acquisition Services

•	approve and oversee the Fund’s overall investment strategy, which will consist of elements such as investment selection criteria, diversification strategies and asset disposition strategies;
•	serve as the Fund’s investment and financial manager with respect to originating, investing in and managing a diversified portfolio of CRE loans, CRE and other real estate-related assets;
•	adopt and periodically review the Fund’s investment guidelines;
•	approve and oversee the Fund’s debt financing strategies;
•	approve joint ventures, limited partnerships and other such relationships with third parties;
•	approve any potential liquidity transaction;
•	obtain market research and economic and statistical data in connection with the Fund’s investments and investment objective and policies;
•	oversee and conduct the due diligence process related to prospective investments;
•	prepare reports regarding prospective investments that include recommendations and supporting documentation necessary for the Adviser’s Investment Committee to evaluate the proposed investments; and
•	negotiate and execute approved investments and other transactions.

Offering Services

•	the development of this Registration Statement, including the determination of its specific terms;
•	preparation and approval of all marketing materials to be used by the Fund relating to the continuous offering of the Fund’s Shares;
•	the negotiation and coordination of the receipt, collection, processing and acceptance of subscription agreements, commissions, and other administrative support functions;
•	creation and implementation of various technology and electronic communications related to the continuous offering of the Fund’s Shares; and
•	all other services related to the continuous offering of the Fund’s Shares.

Asset Management Services

•	investigate, select, and, on the Fund’s behalf, engage and conduct business with such persons as the Adviser deems necessary to the proper performance of its obligations under the Investment Management Agreement;
•	monitor applicable markets and obtain reports (which may be prepared by the Adviser or its affiliates) where appropriate, concerning the value of the Fund’s investments;
•	monitor and evaluate the performance of the Fund’s investments, provide daily management services to the Fund and perform and supervise the various management and operational functions related to the Fund’s investments;

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•	formulate and oversee the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of investments on an overall portfolio basis; and
•	coordinate and manage relationships between the Fund and any joint venture partners.

Accounting and Other Administrative Services

•	manage and perform the various administrative functions necessary for the Fund’s day-to-day operations;
•	provide or arrange for administrative services, legal services, office space, office furnishings, personnel and other overhead items necessary and incidental to the Fund’s business and operations;
•	provide financial and operational planning services and portfolio management functions;
•	maintain accounting data and any other information concerning the Fund’s activities as will be required to prepare and to file all periodic financial reports and returns required to be filed with the SEC and any other regulatory agency, including annual financial statements;
•	maintain all appropriate company books and records;
•	oversee tax and compliance services and risk management services and coordinate with appropriate third parties, including independent accountants and other consultants, on related tax matters;
•	make, change, and revoke such tax elections on behalf of the Fund as the Adviser deems appropriate, including, without limitation, (i) making an election be treated as a REIT or to revoke such status and (ii) making an election to be classified as an association taxable as a corporation for U.S. federal income tax purposes;
•	supervise the performance of such ministerial and administrative functions as may be necessary in connection with the Fund’s daily operations;
•	provide the Fund with all necessary cash management services;
•	manage and coordinate with the transfer agent, if any, the process of making distributions and payments to Shareholders;
•	evaluate and obtain adequate insurance coverage based upon risk management determinations;
•	provide timely updates related to the overall regulatory environment affecting the Fund, as well as managing compliance with regulatory matters;
•	evaluate the Fund’s corporate governance structure and appropriate policies and procedures related thereto; and
•	oversee all reporting, record keeping, internal controls and similar matters in a manner to allow the Fund to comply with applicable law.

Shareholder Services

•	determine the Fund’s distribution policy and authorize distributions from time to time;
•	manage communications with the Fund’s Shareholders, including answering phone calls, preparing and sending written and electronic reports and other communications; and
•	establish technology infrastructure to assist in providing Shareholder support and services.

Financing Services

•	identify and evaluate potential financing and refinancing sources, engaging a third party broker if necessary;
•	negotiate terms of, arrange and execute financing agreements;
•	manage relationships between the Fund and its lenders, if any; and
•	monitor and oversee the service of the Fund’s debt facilities and other financings, if any.

Disposition Services

•	evaluate and approve potential asset dispositions, sales or liquidity transactions; and
•	structure and negotiate the terms and conditions of transactions pursuant to which the Fund’s assets may be sold.

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The Adviser has entered into a Shared Services Agreement with Rise Companies pursuant to which the Adviser will be provided with access to, among other things, Rise Companies’ portfolio management, asset valuation, risk management and asset management services as well as administration services addressing legal, compliance, investor relations and information technologies necessary for the performance by the Adviser of its duties under Investment Management Agreement in exchange for a fee representing the Adviser’s allocable cost for these services. The fee paid by the Adviser pursuant to the Shared Services Agreement will not constitute a reimbursable expense under the Investment Management Agreement. However, under the Shared Services Agreement, Rise Companies will be entitled to receive reimbursement of expenses incurred on behalf of the Fund or the Adviser that the Fund is required to pay to the Adviser under the Investment Management Agreement.

Management Fee

Pursuant to Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable quarterly in arrears at the annual rate of [0.85%] of the average daily value of the Fund’s net assets.

Approval of the Investment Management Agreement

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s [semi-]annual report on Form N-CSR[S] for the [period/fiscal year] ending [____], which will be publicly filed with the SEC.

Adviser’s Investment Committee

The Adviser has established an Investment Committee comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The Investment Committee is responsible for (1) considering and approving each investment made by the Fund, (2) establishing the Fund’s investment strategies and policies and overseeing the Fund’s investments, and the investment activity of other accounts and funds held for the benefit of the Fund, and (3) overseeing the investment activities of certain of the Fund’s Real Estate Investment Vehicles.

The members of the Investment Committee serve as the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund. Each has served as a portfolio manager to the Fund since inception.

The members of the Investment Committee, and their professional background and experience, are as follows:

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and Director of Rise Companies since its inception on March 14, 2012. As of the date of this Prospectus, Mr. Miller is also serving as Interim Chief Financial Officer and Treasurer of the Adviser. In December 2011, Mr. Miller started Popularise LLC, a real estate crowdsourcing website, which he currently manages. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, DC, most notably known for developing Gallery Place, Washington Harbour, Georgetown Park, and Potomac Mills. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned is BA in Public Policy and Economics from Duke University.

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Alex King Davidson – has served as Senior Vice President of Real Estate of Rise Companies since May 2015. Previously, Mr. Davidson has worked in real estate development with the national developer Opus Corporation, real estate investment and acquisitions with Clark Enterprises and investment banking with Bank of America Merrill Lynch. Mr. Davidson has a Master of Business Administration from the University of Virginia, Master of Science in Real Estate from Johns Hopkins University and Bachelor of Arts from Washington and Lee University.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As the Fund had not commenced operations as of this Prospectus, and except as noted below, the Fund does not know of any control persons of the Fund as of that date.

Fundrise, LP has provided the initial investment in the Fund. For so long as Fundrise, LP has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public that Fundrise, LP’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

Other Information

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing services to the Fund pursuant to the Investment Management Agreement. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

•	Corporate, organizational and offering costs relating to the offerings of Shares;

•	the cost of calculating the NAV of Shares, including the cost of any third party pricing or valuation services;

•	the cost of effecting sales and repurchases of Shares and other securities;

•	the Management Fee;

•	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses;

•	fees and expense associated with the selection, acquisition or origination of real estate properties, construction, real estate development, special servicing of non-performing assets (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in real estate;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

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•	transfer agent and custodial fees;

•	Distributor costs (if any);

•	fees and expenses associated with marketing efforts;

•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	fees and expenses of the Independent Directors;

•	the costs of preparing, printing and mailing reports, notices and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

•	fidelity bond, Directors and officers/errors and omissions liability insurance and other insurance premiums;

•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund or the Independent Directors of the Fund);

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

•	all other expenses incurred by the Fund or the Adviser in connection with administering the Fund’s business; and

•	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this Prospectus, the Adviser will be reimbursed by the Fund, for any of the above expenses that it pays on behalf of the Fund. Subject to the 1940 Act and agreement by the Board, Rise Companies or its affiliates may receive acquisition or origination fees from co-investors, joint ventures, borrowers or property holding entities in connection with the acquisition or origination of Private CRE investments that are funded by the Fund. The Fund will not be entitled to these fees.

Expense Limitation

The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related investments, taxes, third-party audit and legal, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [____]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect at least through [____], unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board. After its initial one-year term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware limited liability company, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser.

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The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organization and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement. Reimbursement payments will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed 1.00% of the aggregate gross offering proceeds from this offering. If the sum of the total unreimbursed amount of such organization and offering costs, plus new costs incurred since the last reimbursement payment, exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the 1.00% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Shares is based on the Fund’s NAV. The NAV of Shares of the Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time). The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV next calculated after the Fund receives your order in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day.

The Board has approved procedures pursuant to which the Fund will value its investments and has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio investments for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sale prices of an instrument. Where no such closing price or sale price is reported or when quoted values are deemed by the Adviser not to represent fair value, the Fund’s assets will be valued at their fair market value as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation or pricing service (“Pricing Services”), provided that the Adviser shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Adviser deems to be reliable in determining fair value under the circumstances. The Adviser will be responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Fund’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s assets and liabilities as it deems necessary to exercise its oversight responsibility.

Instances in which quoted values may not be deemed to reflect fair value could include (i) thinly traded securities, (ii) lack of liquidity or depth in the market for the security, and (iii) a security in which market price does not reflect fair value, in the Adviser’s opinion. When pricing securities using these methods, the Fund (with the assistance of its Pricing Services and other service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the Investment Management Agreement, has agreed to provide the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures. The Fund’s fair value guidelines include the consideration of pricing information from one or more Pricing Services, which information is monitored by the Adviser. The Board oversees the Adviser’s implementation of the fair value guidelines established by the Board.

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In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, uses various valuation techniques. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgement in determining fair value for certain financial instruments.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) continually monitor and evaluate the appropriateness of their fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio.

The factors that may be considered when valuing the Fund’s CRE investments, where a market price is not readily available, include: (1) estimated values of each of commercial real estate assets and investments, as determined by the Adviser, including related liabilities, based upon (a) market capitalization rates, comparable sales information, interest rates, net operating income, (b) with respect to debt, default rates, discount rates and loss severity rates, (c) for properties that have development or value add plans, progress along such development or value add plan, and (d) in certain instances reports of the underlying real estate provided by a Pricing Service, (2) the price of liquid assets for which third party market quotes are available, (3) accruals of periodic distributions and (4) estimated accruals of operating revenues and expenses.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on the Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example and as discussed in further detail below, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and the Adviser (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Adviser or its affiliates.

The officers and directors of the Adviser and the key real estate and debt finance professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities. These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV.

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The Fund relies on the Adviser’s executive officers and Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key real estate and debt finance professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, including offerings that acquire or invest in commercial real estate equity investments, including multifamily properties, commercial real estate loans, and other select real estate-related assets. Rise Companies has previously organized similar Fundrise Platform investment opportunities. These additional programs may have investment criteria that compete with the Fund.

If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ real estate and debt finance professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following: (i) the investment objectives and criteria of Rise Companies and the other Fundrise entities; (ii) the cash requirements of Rise Companies and the other Fundrise entities; (iii) the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment; (iv) the policy of Rise Companies or the other Fundrise entities relating to leverage; (v) the anticipated cash flow of the asset to be acquired; (vi) the income tax effects of the purchase on Rise Companies or the other Fundrise entities; (vii) the size of the investment; and (viii) the amount of funds available to Rise Companies or the Fundrise entities. If a subsequent event or development causes any investment, in the opinion of Rise Companies’ real estate and debt finance professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Fund) will have any duty, responsibility or obligation to refrain from: (i) engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity; (ii) doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity; (iii) engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity; (iv) establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or (v) making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated. The Fund will not be able to participate in most allocation of investment opportunities by the Adviser pursuant to the preceding procedures until it first obtains an exemptive relief order from the SEC. Prior to obtaining relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates.

The Fund relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Fund believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

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The Adviser and its affiliates will receive fees from the Fund. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to: (i) the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates, or the shared services agreement between the Adviser and Rise Companies; (ii) public offerings of Shares by the Fund, which will likely entitle the Adviser to an increased Management Fee, acquisition fees, origination fees, and other fees; (iii) acquisitions of investments and originations of loans at higher purchase prices, which entitle the Adviser to higher acquisition fees, origination fees and asset management fees regardless of the quality or performance of the investment or loan and, in the case of acquisitions of investments from other Fundrise entities, might entitle affiliates of the Adviser to disposition fees in connection with services for the seller; (iv) borrowings up to or in excess of the Fund’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser; (v) whether and when the Fund seeks to list its Shares on a stock exchange or other trading market; (vi) whether the Fund seeks shareholder approval to internalize the Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Rise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and (vii) whether and when the Fund merges or consolidates its assets with other companies, including companies affiliated with the Adviser.

The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of: (i) Rise Companies; (ii) the Adviser; (iii) Fundrise, LLC; (iv) other investment programs sponsored by Rise Companies; and (v) other Fundrise entities. As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.

As the Fund is conducting the continuous offering of the Fund’s Shares without the aid of an independent principal underwriter, Shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent principal underwriter in connection with the offering of securities. The Fund will enter into a license agreement with Rise Companies pursuant to which Rise Companies will grant the Fund a non-exclusive, royalty free license to use the name “Fundrise.”

PERIODIC REPURCHASE OFFERS

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases will occur in the months of March, June, September and December. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

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Determination of Repurchase Offer Amount

The Board of Directors, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be between 5% and 25% of the total number of shares outstanding on the Repurchase Request Deadline.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date. Written instructions with respect to each Shareholder’s tender of shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the Shareholder Notification.

The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good order any point before the Repurchase Request Deadline.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may visit the Fundrise Platform website at www.fundrise.com to learn the current NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. The NAV per Share may change materially between the time that the Shareholder Notification is sent to Shareholders and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed above under “Determination of Net Asset Value.”

Repurchase Fee

The Fund intends to charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated direct or indirect costs incurred by the Fund in connection with the repurchase of Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. A Shareholder who tenders its Shares for repurchase within the holding period specified below should expect to be subject to a repurchase fee based on the following amounts:

Holding Period from Date of Purchase	Repurchase Fee (as a percent of proceeds)[1]
Less than 3 Years	2.00%
3 Years to 4 Years	1.50%
4 Years to 5 Years	1.00%
More than 5 Years	0.00%

[1]	If applicable, payment of the repurchase fee will be made by reducing the repurchase proceeds.

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The Fund may waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. Your financial advisor or other financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other financial intermediary for details.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter in order to ensure the repurchase of a specific number of Shares, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when and/or in the amount that you desire.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Independent Directors. The Fund may suspect or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a REIT under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. The Fund will send to its Shareholders notice of any suspension or postponement and notice of any renewed repurchase offer after a suspension or postponement.

Liquidity Requirements

From the time the Fund distributes or publishes each Shareholder Notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and these liquidity requirements. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to seek to ensure compliance.

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Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn, would reduce the Fund’s NAV.

Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “U.S. Federal Income Tax Considerations” below.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to his or her Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights pursuant to certain conditions and restrictions in the LLC Agreement. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future.

DISTRIBUTION POLICY

The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects to declare and make them on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Any distributions the Fund makes will be at the discretion of the Board, and will be based on, among other factors, the Fund’s present and reasonably projected future cash flow. The Fund expects that the Board will set the rate of distributions at a level that will be reasonably consistent and sustainable over time. Shareholders will be entitled to declared distributions on each of their Shares from the time the Shares are issued to the Shareholder until such Shares are repurchased by the Fund as described in “Periodic Repurchase Offers.”

The Fund is required to make distributions sufficient to satisfy the requirements for qualification as a REIT for U.S. federal income tax purposes. Generally, income distributed will not be taxable to the Fund under the Code if the Fund distributes at least 90% of its REIT taxable income each year (computed without regard to the dividends paid deduction and the Fund’s net capital gain). Distributions will be authorized at the discretion of the Board, in accordance with the Fund’s earnings, present and reasonably projected future cash flows and general financial condition. The Board’s discretion will be directed, in substantial part, by the Fund’s obligation to comply with the REIT requirements and to avoid U.S. federal income and excise taxes on retained income and gains.

The Fund is not prohibited from distributing its own securities in lieu of making cash distributions to Shareholders. The LLC Agreement also gives the Fund the right to distribute other assets rather than cash. The receipt of the Fund’s securities or assets in lieu of cash distributions may cause Shareholders to incur transaction expenses in liquidating the securities or assets. The Fund does not have any current intention to list its Shares on a stock exchange or other trading market, nor is it expected that a public market for the Shares will develop. The Fund also do not anticipate that it will distribute other assets in kind.

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Although the Fund’s goal is to fund the payment of distributions solely from cash flow from operations, the Fund may pay distributions from other sources, including the net proceeds of the offering, cash advances by the Adviser, cash resulting from a waiver of fees or reimbursements due to the Adviser, borrowings in anticipation of future operating cash flow and the issuance of additional Shares, and the Fund has no limit on the amounts it may pay from such other sources. If the Fund funds distributions from financings or the net proceeds from the offering, the Fund will have less funds available for investment in real estate and real estate-related investments. The Fund expects that its cash flow from operations available for distribution will be lower in the initial stages of the offering until the Fund has raised significant capital and made substantial investments. Further, because the Fund may receive income at various times during its fiscal year and because the Fund may need cash flow from operations during a particular period to fund expenses, the Fund expects that during the early stages of the Fund’s operations and from time to time thereafter, the Fund may declare distributions in anticipation of cash flow that the Fund expects to receive during a later period and these distributions would be paid in advance of the Fund’s actual receipt of these funds. In these instances, the Fund expects to look to third party borrowings, the offering proceeds or other sources to fund its distributions. Additionally, the Fund will make certain payments to the Adviser for services provided to the Fund. See “Management of the Fund – Fund Expenses.” Such payments will reduce the amount of cash available for distributions. Finally, payments to fulfill repurchase requests under the Share repurchase program will also reduce funds available for distribution to remaining Shareholders.

The Fund’s distributions will constitute a return of capital to the extent that they exceed the Fund’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes. To the extent that a distribution is treated as a return of capital for U.S. federal income tax purposes, it will reduce a Shareholder’s adjusted tax basis in the Shareholder’s Shares, and to the extent that it exceeds the Shareholder’s adjusted tax basis will be treated as gain resulting from a sale or exchange of such Shares.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

The Board may authorize distributions in stock or in excess of those required for the Fund to maintain REIT status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy (elect not to reinvest in Shares) on behalf of such participating Shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Fund by visiting the Fundrise Platform website at www.fundrise.com. Such notice must be received by the Fund fifteen (15) days prior to the distribution date of the distribution or the Shareholder will receive such distribution in Shares through the dividend reinvestment policy. A Shareholder may designate all or none of his or her Shares for inclusion in the policy, provided that distributions will be reinvested only with respect to Shares designated for reinvestment under the policy.

When the Fund declares a distribution, the Adviser, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share.

Neither the Adviser nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

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The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations.” The Fund reserves the right to amend or terminate the dividend reinvestment policy, including the right to suspend or limit at any time the ability of Shareholders to reinvest distribution. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants. All correspondence concerning the dividend reinvestment policy should be directed to the Fund by visiting the Fundrise Platform website at www.fundrise.com.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relating to the Fund’s qualification and taxation as a REIT and the acquisition, holding, and disposition of the Fund’s Shares. For purposes of this section, references to the “Fund” means only the Fund and not its subsidiaries or other lower-tier entities, except as otherwise indicated. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. The summary is also based upon the assumption that the operation of the Fund, and of any subsidiaries and other lower-tier affiliated entities, will be in accordance with its applicable organizational documents and as described in this Registration Statement. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular Shareholder in light of its investment or tax circumstances or to Shareholders subject to special tax rules.

Except to a limited extent noted below, this summary does not address state, local or non-U.S. tax considerations. This summary assumes that Shareholders will hold the Fund’s Shares as capital assets, within the meaning of Section 1221 of the Code, which generally means as property held for investment.

For the purposes of this summary, a U.S. person is a beneficial owner of the Fund’s Shares who for U.S. federal income tax purposes is: (i) a citizen or resident of the United States; (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of a political subdivision thereof (including the District of Columbia); (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For the purposes of this summary, a U.S. Shareholder is a beneficial owner of the Fund’s Shares who is a U.S. person. A tax exempt organization is a U.S. person who is exempt from U.S. federal income tax under Section 401(a) or 501(a) of the Code. For the purposes of this summary, a non-U.S. person is a beneficial owner of the Fund’s Shares who is a nonresident alien individual or a non-U.S. corporation for U.S. federal income tax purposes, and a non-U.S. shareholder is a beneficial owner of the Fund’s Shares who is a non-U.S. person. The term “corporation” includes any entity treated as a corporation for U.S. federal income tax purposes, and the term “partnership” includes any entity treated as a partnership for U.S. federal income tax purposes.

The information in this section is based on the current Code, current, temporary and proposed Treasury Regulations, the legislative history of the Code, current administrative interpretations and practices of the IRS, including its practices and policies as endorsed in private letter rulings, which are not binding on the IRS except in the case of the taxpayer to whom a private letter ruling is addressed, and existing court decisions. Future legislation, regulations, administrative interpretations and court decisions could change current law or adversely affect existing interpretations of current law, possibly with retroactive effect. Any change could apply retroactively. The Fund has not obtained any rulings from the IRS concerning the tax treatment of the matters discussed below. Thus, it is possible that the IRS could challenge the statements in this discussion that do not bind the IRS or the courts and that a court could agree with the IRS.

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Taxation of the Fund

The Fund intends to elect to be taxed as a REIT under the Code, commencing with the taxable year ending December 31, 2019. A REIT generally is not subject to U.S. federal income tax on the income that it distributes to its stockholders if it meets the applicable REIT distribution and other requirements for qualification. The Fund believes that it will be organized, owned and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and that the Fund’s proposed ownership, organization and method of operation will enable the Fund to meet the requirements for qualification and taxation as a REIT under the Code. However, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations (including with respect to matters that the Fund may not control or for which it is not possible to obtain all the relevant facts) and the possibility of future changes in the Fund’s circumstances or applicable law, no assurance can be given that the Fund will so qualify for any particular year or that the IRS will not challenge the Fund’s conclusions with respect to its satisfaction of the REIT requirements.

Qualification and taxation as a REIT depends on the Fund’s ability to meet, on a continuing basis, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code. In addition, the Fund’s ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which the Fund invests, which the Fund may not control. The Fund’s ability to qualify as a REIT also requires that the Fund satisfy certain asset and income tests, some of which depend upon the fair market values of assets directly or indirectly owned by the Fund or which serve as security for loans made by the Fund. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT. For additional information regarding the taxation of the Fund, see the SAI.

Taxation of REITs in General

Provided that the Fund qualifies as a REIT, the Fund will generally be entitled to a deduction for dividends that the Fund pays and, therefore, will not be subject to U.S. federal corporate income tax on the Fund’s net taxable income that is currently distributed to Shareholders. This treatment substantially eliminates the “double taxation” at the corporate and Shareholder levels that results generally from investment in a corporation. Rather, income generated by a REIT is generally taxed only at the Shareholder level, upon a distribution of dividends by the REIT.

Even if the Fund qualifies for taxation as a REIT, the Fund will be subject to U.S. federal income taxation as follows:

•	The Fund will be subject to regular U.S. federal corporate tax on any undistributed income, including capital gain and undistributed cashless income such as accrued but unpaid interest.
•	If the Fund has net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.
•	If the Fund elects to treat property that the Fund acquire in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” the Fund may thereby avoid (1) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (2) treating any income from such property as non-qualifying for purposes of the REIT gross income tests discussed below, provided however, that the gain from the sale of the property or net income from the operation of the property that would not otherwise qualify for the 75% income test but for the foreclosure property election will be subject to U.S. federal corporate income tax at the highest applicable rate (currently 21%).
•	If the Fund fails to satisfy the 75% gross income test or the 95% gross income test but nonetheless maintains its qualification as a REIT because other requirements are met, the Fund will be subject to a 100% tax on an amount equal to (1) the greater of (A) the amount by which the Fund fails the 75% gross income test or (B) the amount by which the Fund fails the 95% gross income test, as the case may be, multiplied by (2) a fraction intended to reflect profitability.
•	If the Fund fails to satisfy any of the REIT asset tests, other than a failure of the 5% or 10% REIT asset tests that do not exceed a statutory de minimis amount as described more fully below, but the Fund’s failure is due to reasonable cause and not due to willful neglect and the Fund nonetheless maintain its REIT qualification because of specified cure provisions, the Fund will be required to pay a tax equal to the greater of $50,000 or the highest corporate tax rate of the net income generated by the non-qualifying assets during the period in which the Fund failed to satisfy the asset tests.
•	If the Fund fails to satisfy any provision of the Code that would result in the Fund’s failure to qualify as a REIT (other than a gross income or asset test requirement) and the violation is due to reasonable cause and not due to willful neglect, the Fund may retain the Fund’s REIT qualification but the Fund will be required to pay a penalty of $50,000 for each such failure.

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•	If the Fund fails to distribute during each calendar year at least the sum of (1) 85% of the Fund’s REIT ordinary income for such year, (2) 95% of the Fund’s REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods (or the required distribution), the Fund will be subject to a 4% excise tax on the excess of the required distribution over the sum of (A) the amounts actually distributed (taking into account excess distributions from prior years), plus (B) retained amounts on which income tax is paid at the corporate level.
•	The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet record-keeping requirements intended to monitor the Fund’s compliance with rules relating to the composition of Shareholders.
•	A 100% excise tax may be imposed on some items of income and expense that are directly or constructively paid between the Fund and any TRS, and any other TRSs the Fund may own if and to the extent that the IRS successfully adjusts the reported amounts of these items because the reported amounts were not consistent with arm’s length amounts.
•	If the Fund acquires appreciated assets from a corporation that is not a REIT in a transaction in which the adjusted tax basis of the assets in the Fund’s hands is determined by reference to the adjusted tax basis of the assets in the hands of the non-REIT corporation, the Fund may be subject to tax on such appreciation at the highest U.S. federal corporate income tax rate then applicable if the Fund subsequently recognize gain on a disposition of any such assets during the 5-year period following their acquisition from the non-REIT corporation.
•	The Fund may elect to retain and pay U.S. federal income tax on the Fund’s net long-term capital gain. In that case, a Shareholder would include its proportionate share of the Fund’s undistributed long-term capital gain in its income (to the extent the Fund makes a timely designation of such gain to the Shareholder), would be deemed to have paid the tax that it paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the Shareholder’s basis in the Fund’s Shares.
•	The Fund may own subsidiaries that will elect to be treated as TRSs and the Fund may hold equity interests in the Fund’s borrowers or other investments through such TRSs, the earnings of which will be subject to U.S. federal corporate income tax.
•	The Fund will generally be subject to tax on the portion of any excess inclusion income derived from an investment in residual interests in real estate mortgage investment conduits (“REMICs”) or “taxable mortgage pools” to the extent the Fund’s stock is held in record name by specified tax exempt organizations not subject to tax on unrelated business tax income (“UBTI”) or non-U.S. sovereign investors.

In addition, the Fund may be subject to a variety of taxes other than U.S. federal income tax, including state, local, and non-U.S. income, franchise property and other taxes.

Requirements for Qualification as a REIT

The Fund intends to elect to be taxable as a REIT for U.S. federal income tax purposes for the Fund’s taxable year ending December 31, 2019 and for all subsequent taxable years. In order to have so qualified, the Fund must meet and continue to meet the requirements relating to the Fund’s organization, ownership, sources of income, nature of assets and distributions of income to stockholders.

The Code defines a REIT as a corporation, trust or association:

1.	that is managed by one or more trustees or directors;
2.	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;
3.	that would be taxable as a domestic corporation but for its election to be subject to tax as a REIT under Sections 856 through 860 of the Code;
4.	that is neither a financial institution nor an insurance company subject to specific provisions of the Code;
5.	commencing with its second REIT taxable year, the beneficial ownership of which is held by 100 or more persons during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months;

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6.	in which, commencing with its second REIT taxable year, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly, by five or fewer “individuals” as defined in the Code to include specified entities (the “5/50 Test”);
7.	that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year that has not been terminated or revoked and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;
8.	that has no earnings and profits from any non-REIT taxable year at the close of any taxable year;
9.	that uses the calendar year for U.S. federal income tax purposes, and complies with the record-keeping requirements of the Code and the regulations promulgated thereunder; and
10.	that meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions.

For purposes of condition (1), “directors” generally means persons treated as “directors” for purposes of the 1940 Act. The Fund’s Shares are generally freely transferable, and the Fund believes that the restrictions on ownership and transfers of the Shares do not prevent the Fund from satisfying condition (2). Although the Fund is organized as a limited liability company, for U.S. federal income tax purposes the Fund elected to be classified as a corporation in compliance with condition (3). The Fund believes that the Shares sold in this offering will allow the Fund to timely comply with condition (6). However, depending on the number of Shareholders who subscribe for Shares in the offering and the timing of subscriptions, the Fund may need to conduct an additional offering of Shares to timely comply with (5). For purposes of determining stock ownership under condition (6) above, a certain stock bonus, pension, or profit sharing plan, a supplemental unemployment compensation benefits plan, a private foundation and a portion of a trust permanently set aside or used exclusively for charitable purposes generally are each considered an individual. A trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust generally are treated as holding shares of a REIT in proportion to their actuarial interests in the trust for purposes of condition (6) above.

To monitor compliance with the Share ownership requirements, the Fund is generally required to maintain records regarding the actual ownership of the Fund’s Shares. Provided the Fund complies with these recordkeeping requirements and that the Fund would not otherwise have reason to believe the Fund fails the 5/50 Test after exercising reasonable diligence, the Fund will be deemed to have satisfied the 5/50 Test. In addition, the LLC Agreement provides restrictions regarding the ownership and transfer of Shares, which are intended to assist the Fund in satisfying the Share ownership requirements described above.

For purposes of condition (9) above, the Fund will use a calendar year for U.S. federal income tax purposes, and the Fund intends to comply with the applicable recordkeeping requirements.

Distributions to Shareholders

The following discussion describes taxation of Shareholders on distributions from the Fund in years in which the Fund qualifies to be taxed as a REIT.

Provided that the Fund qualifies as a REIT, distributions made to the Fund’s taxable U.S. Shareholders out of the Fund’s current or accumulated earnings and profits, and not designated as capital gain dividends, will generally be taken into account by them as ordinary dividend income and will not be eligible for the dividends received deduction for corporations. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. Shareholders who receive dividends from taxable subchapter C corporations. However, for taxable years before January 1, 2026, non-corporate taxpayers may deduct up to 20% of “qualified REIT dividends.” Qualified REIT dividends eligible for this deduction generally will include the Fund’s dividends received by a non-corporate U.S. Shareholder that the Fund does not designate as capital gain dividends and that are not qualified dividend income. If the Fund fails to qualify as a REIT, such Shareholders may not claim this deduction with respect to dividends paid by the Fund. As discussed above, if the Fund realizes excess inclusion income from a residual interest in REMIC or a taxable mortgage pool and allocate such excess inclusion income to a taxable U.S. Shareholder, that income cannot be offset by net operating losses of such Shareholder.

Distributions from the Fund that are designated as capital gain dividends will be taxed to U.S. Shareholders as long-term capital gains, to the extent that they do not exceed the Fund’s actual net capital gain for the taxable year, without regard to the period for which the U.S. Shareholder has held the Fund’s Shares. To the extent that the Fund elects under the applicable provisions of the Code to retain the Fund’s net capital gains, U.S. shareholders will be treated as having received, for U.S. federal income tax purposes, the Fund’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the Fund on such retained capital gains. U.S. Shareholders will increase their adjusted tax basis in the Fund’s Shares by the difference between their allocable share of such retained capital gain and their share of the tax paid by the Fund. Corporate U.S. Shareholders may be required to treat up to 20% of some capital gain dividends as ordinary income. Long-term capital gains are generally taxable at maximum U.S. federal rates of 20% in the case of U.S. Shareholders who are individuals and 21% for corporations. Capital gains attributable to the sale of depreciable real property held for more than 12 months generally are subject to a 25% maximum U.S. federal income tax rate for U.S. Shareholders who are individuals, to the extent of previously claimed depreciation deductions.

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Distributions from the Fund in excess of its current or accumulated earnings and profits will not be taxable to a U.S. Shareholder to the extent that they do not exceed the adjusted tax basis of the U.S. Shareholder’s Shares in respect of which the distributions were made, but rather will reduce the adjusted tax basis of these Shares. To the extent that such distributions exceed the adjusted tax basis of a U.S. Shareholder’s Shares, they will be treated as gain from the disposition of the Shares and thus will be included in income as long-term capital gain, or short-term capital gain if the Shares have been held for one year or less.

To the extent that the Fund has available net operating losses and capital losses carried forward from prior tax years, such losses, subject to limitations, may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. Such losses, however, are not passed through to U.S. Shareholders and do not offset income of U.S. Shareholders from other sources, nor do they affect the character of any distributions that are actually made by the Fund.

Dispositions of Shares

In general, capital gains recognized by individuals and other non-corporate U.S. Shareholders upon the sale or disposition of the Fund’s Shares will be subject to tax at capital gains rates, if such Shares were held for more than one year, and will be taxed at ordinary income rates if such Shares were held for one year or less. Gains recognized by U.S. Shareholders that are corporations are subject to U.S. federal corporate income tax, whether or not classified as long-term capital gains.

Capital losses recognized by a U.S. Shareholder upon the disposition of Shares held for more than one year at the time of disposition will be considered long-term capital losses (or short-term capital losses if the shares have not been held for more than one year), and are generally available only to offset capital gain income of the U.S. Shareholder but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year). In addition, any loss upon a sale or exchange of Shares by a U.S. Shareholder who has held the Shares for six months or less, after applying holding period rules, will be treated as a long-term capital loss to the extent of distributions received from the Fund that were required to be treated by the U.S. Shareholder as long-term capital gain.

Repurchase of Shares

A repurchase of Shares will be treated under Section 302 of the Code as a taxable distribution unless the repurchase satisfies one of the tests set forth in Section 302(b) of the Code enabling the repurchase to be treated as a sale or exchange of the repurchased Shares. A repurchase that is not treated as a sale or exchange will be taxed in the same manner as regular distributions (e.g., ordinary dividend income to the extent paid out of earnings and profits unless properly designated as a capital gain dividend), and a repurchase treated as a sale or exchange will be taxed in the same manner as other taxable sales discussed above.

The repurchase will be treated as a sale or exchange if it (i) is “substantially disproportionate” with respect to the Shareholder, (ii) results in a “complete termination” of the Shareholder’s interest in the Fund, or (iii) is “not essentially equivalent to a dividend” with respect to the Shareholder, all within the meaning of Section 302(b) of the Code. In determining whether any of these tests have been met, Shares considered to be owned by the Shareholder by reason of certain constructive ownership rules set forth in the Code, as well as Shares actually owned, must generally be taken into account. Because the determination as to whether any of the alternative tests of Section 302(b) of the Code is satisfied with respect to any particular repurchase will depend upon the facts and circumstances as of the time the determination is made and the constructive ownership rules are complicated, prospective Shareholders are advised to consult their own tax advisers to determine such tax treatment.

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If a repurchase of Shares is treated as a distribution that is taxable as a dividend, the amount of the distribution would be measured by the amount of cash and the fair market value of the property received by the repurchasing Shareholder. In addition, although guidance is sparse, the IRS could take the position that Shareholders who do not participate in any repurchase treated as a dividend should be treated as receiving a constructive stock distribution taxable as a dividend in the amount of the increased percentage ownership in the Fund as a result of the repurchase, even though such Shareholder did not actually receive cash or other property as a result of such repurchase. The amount of any such constructive dividend would be added to the non-repurchasing Shareholder’s basis in his or her Shares. It also is possible that under certain technical rules relating to the deduction for dividends paid, the IRS could take the position that repurchases taxed as dividends impair the Fund’s ability to satisfy the Fund’s distribution requirements under the Code. To avoid certain issues related to the Fund’s ability to comply with the REIT distribution requirements, the Fund has implemented procedures designed to track Shareholders’ percentage interests in the Fund’s Shares and identify any such dividend equivalent redemptions, and the Fund will decline to effect a repurchase to the extent that the believes that it would constitute a dividend equivalent redemption. However, there can be no assurance that the Fund will be successful in preventing all dividend equivalent redemptions.

Treatment of Tax Exempt U.S. Shareholders

U.S. tax exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. However, they are subject to taxation on their UBTI. While many investments in real estate may generate UBTI, the IRS has ruled that regular distributions from a REIT to a tax exempt entity do not constitute UBTI. Based on that ruling, and provided that (1) a tax exempt U.S. Shareholder has not held the Fund’s Shares as “debt financed property” within the meaning of the Code (that is, where the acquisition or holding of the property is financed through a borrowing by the tax exempt Shareholder) and (2) the Fund does not hold REMIC residual interests or interests in a taxable mortgage pool that gives rise to “excess inclusion income,” distributions from the Fund and income from the sale of the Fund’s Shares generally should not give rise to UBTI to a tax exempt U.S. Shareholder. Excess inclusion income from REMIC residual interests or interests in a taxable mortgage pool, if any, that the Fund allocates to a tax-exempt U.S. Shareholder will be treated as UBTI (or, in the case of a disqualified organization, taxable to us).

Tax exempt U.S. Shareholders that are social clubs, voluntary employee benefit associations, or supplemental unemployment benefit trusts exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), or (c)(17) of the Code, respectively, are subject to different UBTI rules, which generally will require them to characterize distributions from the Fund as UBTI.

A pension trust (1) that is described in Section 401(a) of the Code, (2) is tax exempt under Section 501(a) of the Code, and (3) that owns more than 10% of the Fund’s stock could be required to treat a percentage of the dividends from the Fund as UBTI if the Fund is a “pension-held REIT.” The Fund will not be a pension-held REIT unless (1) either (A) one pension trust owns more than 25% of the value of the Fund’s stock, or (B) a group of pension trusts, each individually holding more than 10% of the value of the Fund’s stock, collectively owns more than 50% of such stock; and (2) the Fund would not have satisfied the 5/50 Test but for a special rule that permits the Fund to “look-through” such trusts to the ultimate beneficial owners of such trusts in applying the 5/50 Test.

Tax exempt U.S. shareholders are urged to consult their tax advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of owning the Fund’s Shares.

U.S. Taxation of Non-U.S. Shareholders

In general, non-U.S. Shareholders will not be considered to be engaged in a U.S. trade or business solely as a result of their ownership of the Fund’s Shares. In cases where a non-U.S. Shareholder’s investment in the Fund’s Shares is, or is treated as, effectively connected with the non-U.S. Shareholder’s conduct of a U.S. trade or business, dividend income received in respect of Shares and gain from the sale of Shares generally will be “effectively connected income” (“ECI”) subject to U.S. federal income tax at graduated rates in the same manner as if the non-U.S. Shareholder were a U.S. Shareholder, and such dividend income may also be subject to the 30% branch profits tax (subject to possible reduction under a treaty) on the income after the application of the income tax in the case of a non-U.S. Shareholder that is a corporation. Additionally, non-U.S. Shareholders that are nonresident alien individuals who are present in the U.S. for 183 days or more during the taxable year and have a “tax home” in the U.S. are subject to a 30% withholding tax on their capital gains.

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Backup Withholding and Information Reporting

The Fund will report to its U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Under the backup withholding rules, a U.S. Shareholder may be subject to backup withholding with respect to dividends paid unless the holder is a corporation or comes within other exempt categories and, when required, demonstrates this fact or provides a taxpayer identification number or social security number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. Shareholder that does not provide his or her correct taxpayer identification number or social security number may also be subject to penalties imposed by the IRS. Backup withholding is not an additional tax. In addition, the Fund may be required to withhold a portion of dividends or capital gain distribution to any U.S. Shareholder who fails to certify their non-foreign status.

The Fund must report annually to the IRS and to each non-U.S. Shareholder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. Shareholder resides under the provisions of an applicable income tax treaty. A non-U.S. Shareholder may be subject to backup withholding unless applicable certification requirements are met.

Payment of the proceeds of a sale of the Fund’s Shares within the United States is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. Shareholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person) or the holder otherwise establishes an exemption. Payment of the proceeds of a sale of the Fund’s Shares conducted through certain U.S. related financial intermediaries is subject to information reporting (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. Shareholder and specified conditions are met or an exemption is otherwise established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following descriptions of the Fund’s Shares, certain provisions of Delaware law and certain provisions of the LLC Agreement are summaries and are qualified by reference to Delaware law and the LLC Agreement, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part. Reference should be made to the LLC Agreement on file with the SEC for the full text of these provisions.

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Shares

The Fund is a Delaware limited liability company organized on April 5, 2019 under the Delaware Limited Liability Company Act (“Delaware LLC Act”), issuing limited liability company interests. The limited liability company interests in the Fund will be denominated in common shares of limited liability company interests (“Shares”) and, if created in the future, preferred shares of limited liability company interests (“Preferred Shares”). The LLC Agreement provides that the Fund may issue an unlimited number of Shares.

All of the Shares offered by this Registration Statement will be duly authorized and validly issued. Upon payment in full of the consideration payable with respect to the Shares, as determined by the Adviser, the holders of such Shares will not be liable to the Fund to make any additional capital contributions with respect to such Shares (except for the return of distributions under certain circumstances as required by Sections 18-215, 18-607 and 18-804 of the Delaware LLC Act). Holders of Shares have no conversion, exchange, sinking fund or appraisal rights, no pre-emptive rights to subscribe for any securities of the Fund and no preferential rights to distributions. However, holders of Shares will be eligible to participate in the Fund’s Share repurchase program, as described in “Periodic Repurchase Offers.”

The Fund intends to make distributions necessary to maintain its qualification as a REIT. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects that it will declare and make them on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional Shares of the Fund under the Fund’s dividend reinvestment policy. See “Dividend Reinvestment Policy.”

The Fund intends to have a December 31 fiscal year end. In addition, the Fund intends to elect to be taxed as a REIT for U.S. federal income tax purposes commencing with the Fund’s taxable year ending December 31, 2019.

Share Classes

The Fund is currently offering one class of Shares on a continuous basis. The Fund may offer additional classes of Shares in the future. The Fund intends to apply for exemptive relief from the SEC that will permit the Fund to issue multiple classes of Shares; there is no assurance, however, that the relief will be granted. Until such exemptive relief is granted and the Fund registers a new Share class, the Fund will only offer one class of Shares.

Preferred Shares

Section 215(e) of the Delaware LLC Act specifically authorizes the creation of ownership interests of different classes of limited liability company interests, having such relative rights, powers and duties as the limited liability company agreement may provide, and may make provision for the future creation in the manner provided in the limited liability company agreement of additional classes of membership interests. In accordance with this provision, the LLC Agreement provides that the Board is, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorized to provide for the issuance from time to time of an unlimited amount of one or more classes or series of Preferred Shares. Unless otherwise required by law or by any stock exchange, if applicable, any such authorized Preferred Shares will be available for issuance without further action by the Fund’s Shareholders.

The Board is authorized to fix the number of Preferred Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series and without Shareholder approval, provided that every issuance of Preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of Preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such Preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of Preferred Shares, if any are issued, must be entitled as a class to elect two Directors at all times and to elect a majority of the Directors if distributions on such Preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding Preferred Shares. As of the date of this Registration Statement, no Preferred Shares are outstanding and the Fund has no current plans to issue any Preferred Shares.

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The Fund could issue a class or series of Preferred Shares that could, depending on the terms of the class or series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of holders of Shares might believe to be in their best interests or in which holders of Shares might receive a premium for their Shares.

Voting Rights

The Fund’s Shareholders will have voting rights only with respect to matters on which a vote of Shareholders is required by the 1940 Act, the LLC Agreement or a resolution of the Board. Each outstanding Share entitles the holder to one vote on all matters submitted to a vote of Shareholders. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. The LLC Agreement provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the LLC Agreement or a resolution of the Board specifying a greater or lesser vote requirement, the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders. There will be no cumulative voting in the election of Directors. Under the LLC Agreement, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Liquidation Rights

In the event of a liquidation, termination or winding up of the Fund, whether voluntary or involuntary, the Fund will first pay or provide for payment of the Fund’s debts and other liabilities, including the liquidation preferences of any class of preferred Shares. Thereafter, holders of the Fund’s Shares will share in the Fund’s funds remaining for distribution pro rata in accordance with their respective interests in the Fund.

Agreement to be Bound by the LLC Agreement; Power of Attorney

By purchasing a Share, you will be admitted as a member of the Fund and will be bound by the provisions of, and deemed to be a party to, the LLC Agreement. Pursuant to the LLC Agreement, each Shareholder and each person who acquires a Share from a Shareholder grants to the Adviser a power of attorney to, among other things, execute and file documents required for the Fund’s qualification, continuance or dissolution. The power of attorney also grants the Adviser the authority to make certain amendments to, and to execute and deliver such other documents as may be necessary or appropriate to carry out the provisions or purposes of, the LLC Agreement.

Limitation of Liability and Indemnification

Pursuant to the LLC Agreement, Directors and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Director’s or officer’s duty.

Except as otherwise provided in the LLC Agreement, the Fund will indemnify and hold harmless any current or former Director or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Director or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Director or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Directors and officers prior to a final determination regarding entitlement to indemnification as described in the LLC Agreement.

Pursuant to the LLC Agreement, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

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Amendment of the LLC Agreement

Subject to the provisions of the 1940 Act, pursuant to the LLC Agreement, the Board may amend the LLC Agreement without any vote of Shareholders.

Termination and Dissolution

The Fund will continue as a limited liability company until terminated under the LLC Agreement. The Fund will dissolve upon: (i) the election of the Board to dissolve the fund; (ii) the sale, exchange or other disposition of all or substantially all of the Fund’s assets; (iii) the entry of a decree of judicial dissolution of the Fund; or (iv) at any time that the Fund no longer has any Shareholders, unless the Fund’s business is continued in accordance with the Delaware LLC Act.

Restrictions on Ownership and Transfer

In order for the Fund to qualify as a REIT under the Code, Shares of the Fund must be owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to be a REIT has been made) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the Fund’s outstanding Shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made). To qualify as a REIT, the Fund must satisfy other requirements as well.

To assist the Fund in qualifying as a REIT, the LLC Agreement, subject to certain exceptions, contains restrictions on the number and value of the Fund’s Shares and the number and value of Shares of the Fund that a person may own. The LLC Agreement provides that generally no person may own, or be deemed to own by virtue of certain attribution provisions of the Code, either more than 9.8% in value or in number of the Fund’s Shares, whichever is more restrictive, or more than 9.8% in value or in number of the Fund’s Shares, whichever is more restrictive. Accordingly, no person may own, or be deemed to own, more than 9.8% in value or in number of the Fund’s Shares, whichever is more restrictive. These limits collectively are referred to as the “ownership limit.” An individual or entity that becomes subject to the ownership limit or any of the other restrictions on ownership and transfer of the Shares of the Fund described below is referred to as a “prohibited owner” if, had the violative transfer or other event been effective, the individual or entity would have been a beneficial owner or, if appropriate, a record owner of shares.

The applicable constructive ownership rules under the Code are complex and may cause the Fund’s Shares owned actually or constructively by a group of individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% by value or number of the Fund’s Shares, whichever is more restrictive, or 9.8% by value or number of the Fund’s Shares, whichever is more restrictive, (or the acquisition of an interest in an entity that owns, actually or constructively, the Fund’s Shares by an individual or entity), could, nevertheless, cause that individual or entity, or another individual or entity, to own constructively in excess of the ownership limit.

The Fund may, in its sole discretion, subject to such conditions as it may determine and the receipt of certain representations and undertakings, prospectively or retroactively, waive the ownership limit or establish a different limit on ownership, or excepted holder limit, for a particular Shareholder if the Shareholder’s ownership in excess of the ownership limit would not result in the Fund being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise would result in the Fund failing to qualify as a REIT. As a condition of its waiver or grant of excepted holder limit, the Fund may, but is not required to, require an opinion of counsel or IRS ruling satisfactory to the Fund in order to determine or ensure the Fund’s qualification as a REIT. In addition, the Fund will reject any investor’s subscription in whole or in part if it determines that such subscription would violate such ownership limits.

In connection with granting a waiver of the ownership limit, creating an excepted holder limit or at any other time, the Fund may from time to time increase or decrease the ownership limit for all other individuals and entities unless, after giving effect to such increase, five or fewer individuals could beneficially or constructively own in the aggregate, more than 49.9% in value of the Shares then outstanding of the Fund or the Fund would otherwise fail to qualify as a REIT. Prior to the modification of the ownership limit, the Fund may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Fund’s qualification as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of the Fund’s Shares or Shares of the Fund, as applicable, is in excess of such decreased ownership limit until such time as such individual’s or entity’s percentage ownership of the Fund’s Shares equals or falls below the decreased ownership limit, but any further acquisition of the Fund’s Shares in excess of such percentage ownership of the Fund’s Shares will be in violation of the ownership limit.

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The LLC Agreement further prohibits: (1) any person from beneficially or constructively owning, applying certain attribution rules of the Code, Shares of the Fund that would result in the Fund being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Fund to fail to qualify as a REIT; and (2) any person from transferring the Fund’s Shares if such transfer would result in the Fund’s Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution).

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of the Fund’s Shares that will or may violate the ownership limit or any of the other foregoing restrictions on ownership and transfer of the Fund’s Shares, or who would have owned the Fund’s Shares transferred to a trust as described below, must immediately give the Fund written notice of the event, or in the case of an attempted or proposed transaction, must give at least 15 days’ prior written notice to the Fund and provide the Fund with such other information as the Fund may request in order to determine the effect of such transfer on the Fund’s qualification as a REIT. The foregoing restrictions on ownership and transfer of the Fund’s Shares will not apply if the Adviser determines that it is no longer in the Fund’s best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance with the restrictions and limitations on ownership and transfer of the Fund’s Shares as described above is no longer required in order for the Fund to qualify as a REIT.

If any transfer of the Fund’s Shares would result in the Fund’s Shares being beneficially owned by fewer than 100 persons, such transfer will be null and void and the intended transferee will acquire no rights in such Shares. In addition, if any purported transfer of the Fund’s Shares or any other event would otherwise result in any person violating the ownership limit or an excepted holder limit established by the Fund or in the Fund being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then that number of Shares (rounded up to the nearest whole Share) that would cause the Fund to violate such restrictions will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the Fund and the intended transferee will acquire no rights in such Shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in a transfer to the trust. Any dividend or other distribution paid to the prohibited owner, prior to the Fund’s discovery that the Shares had been automatically transferred to a trust as described above, must be repaid to the trustee upon demand for distribution to the beneficiary by the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limit or the Fund being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the LLC Agreement provides that the transfer of the Shares will be null and void.

Shares of the Fund transferred to the trustee are deemed offered for sale to the Fund, or the Fund’s designee, at a price per Share equal to the lesser of (1) the price paid by the prohibited owner for the Shares (or, if the event that resulted in the transfer to the trust did not involve a purchase of such Shares at market price, the last reported NAV value for the Fund’s Shares on the day of the event which resulted in the transfer of such Shares to the trust) and (2) the last reported NAV value of the Fund’s Shares on the date the Fund accepts, or the Fund’s designee accepts, such offer. The Fund may reduce the amount payable by the amount of any dividend or other distribution that the Fund has paid to the prohibited owner before the Fund discovered that the Shares had been automatically transferred to the trust and that are then owed to the trustee as described above, and the Fund may pay the amount of any such reduction to the trustee for the benefit of the charitable beneficiary. The Fund has the right to accept such offer until the trustee has sold the Shares held in the trust as discussed below. Upon a sale to the Fund, the interest of the charitable beneficiary in the Shares sold terminates, the trustee must distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee with respect to such Shares will be paid to the charitable beneficiary.

If the Fund does not buy the Shares, the trustee must, as soon as practicable after receiving notice from the Fund of the transfer of Shares to the trust, sell the Shares to a person or entity designated by the trustee who could own the Shares without violating the ownership limit or the other restrictions on ownership and transfer of Shares of the Fund. After the sale of the Shares, the interest of the charitable beneficiary in the Shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (1) the price paid by the prohibited owner for the Shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of such Shares at market price, the last reported NAV value for the Fund’s Shares on the day of the event which resulted in the transfer of such Shares to the trust) and (2) the sales proceeds (net of commissions and other expenses of sale) received by the trust for the Shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any dividend or other distribution that the Fund paid to the prohibited owner before the Fund discovered that the Shares had been automatically transferred to the trust and that are then owed to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner will be immediately paid to the beneficiary of the trust, together with any dividends or other distributions thereon. In addition, if, prior to discovery by the Fund that the Fund’s Shares have been transferred to a trust, such Shares are sold by a prohibited owner, then such Shares will be deemed to have been sold on behalf of the trust and to the extent that the prohibited owner received an amount for or in respect of such Shares that exceeds the amount that such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the Shares held by the trustee.

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The trustee will be designated by the Fund and will be unaffiliated with the Fund and with any prohibited owner. Prior to the sale of any Shares by the trust, the trustee will receive, in trust for the beneficiary of the trust, all dividends and other distributions paid by the Fund with respect to the Shares held in trust and may also exercise all voting rights with respect to the Shares held in trust. These rights will be exercised for the exclusive benefit of the beneficiary of the trust. Any dividend or other distribution paid prior to the Fund’s discovery that the Fund’s Shares have been transferred to the trust will be paid by the recipient to the trustee upon demand.

Subject to Delaware law, effective as of the date that the Shares have been transferred to the trust, the trustee will have the authority, at the trustee’s sole discretion: (1) to rescind as void any vote cast by a prohibited owner prior to the Fund’s discovery that the Shares have been transferred to the trust; and (2) to recast the vote in accordance with the desires of the trustee acting for the benefit of the beneficiary of the trust.

However, if the Fund has already taken irreversible company action, then the trustee may not rescind and recast the vote. In addition, if the Adviser determines in good faith that a proposed transfer or other event would violate the restrictions on ownership and transfer of the Fund’s Shares, the Adviser may take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, causing the Fund to redeem the Fund’s Shares, refusing to give effect to the transfer on the Fund’s books or instituting proceedings to enjoin the transfer.

Every owner of 5% or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the Fund’s Shares, within 30 days after the end of each taxable year, must give the Fund written notice, stating the Shareholder’s name and address, the number of Shares of each class of the Fund that the Shareholder beneficially owns and a description of the manner in which the Shares are held. Each such owner must provide to the Fund in writing such additional information as the Fund may request in order to determine the effect, if any, of the Shareholder’s beneficial ownership on the Fund’s qualification as a REIT and to ensure compliance with the ownership limit. In addition, each Shareholder must provide to the Fund in writing such information as the Fund may request in good faith in order to determine the Fund’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Any certificates representing the Fund’s Shares will bear a legend referring to the restrictions described above. These restrictions on ownership and transfer could delay, defer or prevent a transaction or a change in control that might involve a premium price for the Shares or otherwise be in the best interest of the holders of the Shares.

ANTI-TAKEOVER PROVISIONS

The LLC Agreement includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, change the composition of the Board, or convert the Fund to open-end status. These provisions may have the effect of discouraging, delaying or preventing attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Directors are elected for indefinite terms and do not stand for reelection. A Director may be removed from office with cause only by action taken by a majority of the remaining Directors (or, in the case of an Independent Director, only by action taken by a majority of the remaining Independent Directors).

The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Shareholders. In particular, the Board is authorized to provide for the issuance of an unlimited amount of one or more classes or series of Shares of the Fund, including Preferred Shares, and to fix the number of shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.

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The Fund is a limited liability company organized under Delaware law.  Some provisions of Delaware law may delay or prevent a transaction that would cause a change in control of the Fund. Section 203 of the Delaware General Corporation Law (“DGCL”), which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. The LLC Agreement does not currently elect to have Section 203 of the DGCL apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner.  For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

To assist the Fund in qualifying as a REIT, the LLC Agreement, subject to certain exceptions, provides that generally no person may own, or be deemed to own by virtue of the attribution provisions of the Code, either more than 9.8% in value or in number of the Fund’s common Shares, whichever is more restrictive, or more than 9.8% in value or in number of the Fund’s Shares, whichever is more restrictive. Accordingly, no person may own, or be deemed to own, more than 9.8% in value or in number of the Fund’s Shares, whichever is more restrictive. The ownership limits could have the effect of discouraging a takeover or other transaction in which Shareholders might receive a premium for their shares over the then prevailing market price or which holders might believe to be otherwise in their best interests. Furthermore, the Fund will reject any investor’s subscription in whole or in part if the Fund determines that such subscription would violate such ownership limits.

The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the Shares. Thus, the Fund’s Shareholders generally may not effect changes to the LLC Agreement.

PLAN OF DISTRIBUTION

The Fund’s Shares being offered hereby will be primarily offered by associated persons of the Fund through the Fundrise Platform website at www.fundrise.com. The Fundrise Platform is owned and operated by Fundrise, LLC, a wholly-owned subsidiary of Rise Companies. The Fund will not pay Fundrise, LLC, the owner of the Fundrise Platform, any sales commissions or other remuneration for hosting this offering on the Fundrise Platform. In accordance with Rule 3a4-1 under the Securities Exchange Act of 1934, no person associated with the Fund will be deemed to be a broker solely by reason of his or her participation in the sale of the Fund’s Shares.

This Prospectus and supplements hereto will be furnished to prospective investors upon their request via electronic PDF format and will be available for viewing and download 24 hours per day, 7 days per week on the Fundrise Platform website, as well as on the SEC’s website at www.sec.gov.

In order to subscribe to purchase the Fund’s Shares, a prospective investor must electronically complete, sign and deliver to the Fund an executed subscription agreement, which is available on the Fundrise Platform website at www.fundrise.com, and either ACH or wire funds for its subscription amount in accordance with the instructions provided therein.

Settlement may occur up to 45 days after a prospective investor submits a subscription agreement, depending on the volume of subscriptions received. An investor will become a member of the Fund, including for tax purposes, and the Shares will be issued, as of the date of settlement. Settlement will not occur until an investor’s funds have cleared and the Adviser accepts the investor as a member. The number of shares issued to an investor will be calculated based on the price per share in effect on the date the Fund receives the subscription.

The Fund reserves the right to reject any investor’s subscription in whole or in part for any reason. If the offering terminates or if any prospective investor’s subscription is rejected, all funds received from such investors will be returned without interest or deduction. To the extent that the funds are not ultimately received by the Fund or are subsequently withdrawn by the subscriber, whether due to an ACH chargeback or otherwise, the subscription agreement will be considered terminated, and the subscriber will not be entitled to any Shares subscribed for or dividends that may have accrued.

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Shareholders who invest in the Fund through a financial intermediary should contact their intermediary regarding purchase procedures. All investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through a financial intermediary does not affect these eligibility requirements. Some financial intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Certificates Will Not be Issued

The Fund will not issue certificates. Instead, the Fund’s Shares will be recorded and maintained on the Fund’s membership register.

Transferability of Shares

The Fund’s Shares are generally freely transferable by the Fund’s Shareholders subject to any restrictions imposed by applicable securities laws or regulations, compliance with the transfer provisions of the LLC Agreement related to REIT compliance ownership limits and analogous regulatory compliance and receipt of appropriate documentation. The transfer of any Shares in violation of the LLC Agreement will be deemed invalid, null and void, and of no force or effect. Any person to whom the Fund’s Shares are attempted to be transferred in violation of the LLC Agreement will not be entitled to vote on matters coming before the Shareholders, receive distributions from the Fund or have any other rights in or with respect to the Fund’s Shares. The Fund will not have the ability to reject a transfer of the Fund’s Shares where all applicable transfer requirements, including those imposed under the transfer provisions of LLC Agreement, are satisfied.

No Escrow

The proceeds of the offering of the Fund’s Shares will not be placed into an escrow account.

Advertising, Sales and other Promotional Materials

In addition to this Registration Statement, subject to limitations imposed by applicable securities laws, the Fund expects to use additional advertising, sales and other promotional materials in connection with the continuous offering of Shares. These materials may include information relating to this Registration Statement, the past performance of Rise Companies and its affiliates, property brochures, articles and publications concerning real estate, or public advertisements and audio-visual materials, in each case only as authorized by the Fund. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material. Although these materials will not contain information in conflict with the information provided by this Registration Statement and will be prepared with a view to presenting a balanced discussion of risk and reward with respect to the Fund’s Shares, these materials will not give a complete understanding of the continuous offering of Shares, the Fund or the Fund’s Shares and are not to be considered part of this Registration Statement. The continuous offering of the Fund’s Shares is made only by means of this Registration Statement and prospective investors must read and rely on the information provided in this Registration Statement in connection with their decision to invest in the Fund’s Shares.

How to Purchase Shares

Investors seeking to purchase the Fund’s Shares should proceed as follows:

•	Read this entire Registration Statement and any supplements accompanying this Registration Statement.
•	Electronically complete and execute a copy of the subscription agreement, which is available on the Fundrise Platform website at www.fundrise.com.
•	Electronically provide ACH instructions to the Fund for the full purchase price of the Fund’s Shares being subscribed for; note, however, for subscriptions in excess of $100,000, the Fund will require that the purchase price of the Fund’s Shares be provided via bank wire.

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By executing the subscription agreement and paying the total purchase price for the Fund’s Shares subscribed for, each investor agrees to accept the terms of the subscription agreement. Subscriptions will be binding upon investors but will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part.

Subscriptions will be binding upon investors and will be accepted or rejected within 45 days of receipt by the Fund.

The Fund will not draw funds from any subscriber until your subscription is accepted, whichever is later. If the Fund accepts your subscription, the Fund will email you a confirmation.

To the extent that the funds are not ultimately received by the Fund or are subsequently withdrawn by the subscriber, whether due to an ACH chargeback or otherwise, the subscription agreement will be considered terminated, and the subscriber will not be entitled to any Shares subscribed for or dividends that may have accrued.

Minimum Purchase Requirements

The minimum initial investment for Shares of the Fund is $[1,000]. There is no minimum investment requirement on additional purchases after you have purchased a minimum of $[1,000]. In certain instances, the Fund may revise the minimum purchase requirement in the future or elect to waive the minimum purchase requirement, such as for individuals who participate in different plans established by the Adviser. In addition, in order to help protect the Fund from the risk of chargebacks, the Fund intends to require that any subscription in excess of $100,000 of the Fund’s Shares be funded through a bank wire transfer and not an ACH electronic fund transfer.

Residents of the State of Washington

For investors and potential investors who are residents of the State of Washington, please send all correspondence, including any questions or comments, to washingtonstate@fundrise.com.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	a citizen or resident of the United States;
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying information.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.

Federal law prohibits the Fund and other financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

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Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

REPORTS TO SHAREHOLDERS

Shareholders may opt to receive the Fund’s audited annual reports and unaudited semi-annual reports, including a list of investments held, electronically through the Fundrise Platform. For Shareholders who have not opted to receive such reports through the Fundrise Platform, the Fund will send to such Shareholders the Fund’s annual and semi-Annual reports. In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to Shareholders reasonably believed to be from the same family or household. Once implemented, a Shareholder must contact the Fund to discontinue householding and request individual copies of these documents by visiting the Fundrise Platform website at www.fundrise.com. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

CUSTODIAN AND TRANSFER AGENT

[____] (“[____]”), which has its principal office at [____], serves as the Fund’s transfer agent.

[____], which has its principal office at [____], serves as the Fund’s custodian for the securities and cash of the Fund’s portfolio. Under the Custodian Agreement between the Fund and [____],[____] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____] is the independent registered public accounting firm for the Fund and will perform an annual audit the Fund’s financial statements. [____] is located at [____].

LEGAL COUNSEL

Goodwin Procter, LLP, 901 New York Avenue, NW Washington, DC 20001, serves as legal counsel to the Fund.

ADDITIONAL INFORMATION

This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[____]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of this Prospectus or the SAI without charge. Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Income eREIT Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fundrise Platform website at www.fundrise.com.

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PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

Subject to completion, dated June 4, 2019

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Income eREIT Interval Fund, LLC

Common Shares ([____])

STATEMENT OF ADDITIONAL INFORMATION

[____], 2019

This Statement of Additional Information (the “SAI”) provides additional information to the prospectus of the Income eREIT Interval Fund, LLC (the “Fund”), dated [____], 2019 (the “Prospectus”), as it may be amended or supplemented from time to time. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This SAI should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained upon request and without charge by writing to the Fund at Income eREIT Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the investment platform owned and operated by Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, both online at www.fundrise.com and through various mobile applications (collectively, the “Fundrise Platform”). The information on the Fundrise Platform is not incorporated by reference into this SAI and investors should not consider it a part of this SAI. The Prospectus and other information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.

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GENERAL INFORMATION AND HISTORY

Income eREIT Interval Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.” The Fund was organized as a Delaware limited liability company on April 5, 2019 under the laws of Delaware by a Limited Liability Agreement of the Fund dated [____] (the “LLC Agreement”). The Fund intends to elect to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.

The Fund currently only offers its common shares of limited liability company interests (“Shares”). The Fund may offer additional Share classes in the future, subject to obtaining an exemptive order from the SEC. Each Share of the Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share of the Fund is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Board of Directors of the Fund (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s management and operations. Fundrise Advisors, LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser.

The Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies, as well as the principal investment risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies or risks of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Prospectus, should not be considered to be a principal investment strategy or principal risk.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, under normal circumstances, the Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) private commercial real estate (“CRE”) investments, primarily in the form of equity and debt (“Private CRE”), and (ii) publicly traded real estate debt and equity securities (“Publicly Traded Real Estate Securities”).

The Fund will gain exposure to its Private CRE through its investments in the securities of wholly owned subsidiaries, joint ventures, or co-investment transactions (collectively, “Real Estate Investment Vehicles”). The Real Estate Investment Vehicles will primarily consist of three types of potential investment structures: (i) wholly owned subsidiaries of the Fund (“Wholly Owned Entities”); (ii) entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”); and (iii) entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Adviser, as well as possible unaffiliated third party investors (“Co-Investment Entities”), subject to the receipt of an exemptive order from the SEC. For those investments made through Co-Investment Entities requiring an exemptive order, the Fund is seeking an exemptive order from the SEC to allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Adviser (including the “eREITs®” and “eFundsTM” described below). However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund and/or the Co-Investment Entities intend to co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates.

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No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity and common equity (the “Capital Stack”), and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make, on a limited basis, investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country.

Investments in Private CRE

Types of Underlying CRE

In addition to the broad types of CRE that the Fund expects that it will invest in, as described in the Prospectus, the Fund may also invest in other types of alternative CRE, including, but not limited to the following:

Student Housing. Student housing properties are generally categorized as either on-campus and off-campus housing. The most significant differences between them are governance, ownership and location. On-campus student housing is provided under the guidance and regulations of an educational institution, is typically owned by the institution and is located near or adjacent to the classroom buildings and other campus facilities. Off-campus housing is located in proximity to the school campus, generally within walking or bicycling distance and is typically owned by private owner-operators. Off-campus housing facilities tend to offer more relaxed rules and regulations and therefore are more appealing to upper-classmen.

Data Centers. Data center properties are highly specialized and secure buildings that house networking, storage and communications technology infrastructure, including servers, storage devices, switches, routers and fiber optic transmission equipment. These buildings are designed to provide the power, cooling and network connectivity necessary to efficiently support critical IT equipment. This infrastructure requires an uninterruptible power supply, backup generators, cooling equipment, fire suppression systems and physical security. Data centers located at points where many communications networks converge can also function as interconnection hubs where customers are able to connect to multiple networks and exchange traffic with each other.

Self-Storage. Self-storage refers to properties that offer do-it-yourself, month-to-month storage space rental for personal or business use. Self-storage offers a cost-effective and flexible storage alternative. Tenants rent fully enclosed spaces that can vary in size according to their specific needs and to which they have unlimited, exclusive access. Tenants have responsibility for moving their items into and out of their units. Self-storage unit sizes typically range from five feet by five feet to 20 feet by 20 feet, with an interior height of eight to 12 feet.

Wireless Towers. Wireless towers are vertical structures built on a small parcel of land, designed to accommodate multiple wireless tenants that lease both vertical space on the towers and portions of the land underneath the equipment. Generally, tenants own their antenna, microwave equipment, and shelters containing base-station equipment and HVAC, while the owner owns the structure and land parcel.

Manufactured Housing. A manufactured home community is designed to accommodate detached, single-family manufactured homes. Manufactured homes are produced off-site by manufacturers and installed on sites within the community. These homes are often improved with the addition of features constructed on site, including garages, screened rooms and carports. Each owner of a manufactured home leases the site on which the home is located from the owner.

Medical and Healthcare Facilities. Medical and healthcare facilities are properties designed to house the medical services industry. Facilities may include senior living facilities, medical offices and hospitals. Senior living facilities include independent living, assisted living, memory care, skilled nursing, and continuum of care facilities. Medical and Healthcare facilities are generally leased to operating companies on a “triple-net” basis that obligates the operating companies to pay all property related expenses, including maintenance, utilities, repairs, taxes, insurance and capital expenditures.

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Ground Leases

The Fund may invest from time to time in real estate properties that are subject to ground leases. As a lessee under a ground lease, the Fund may be exposed to the possibility of losing the property upon termination, or an earlier breach by us, of the ground lease, which may adversely impact our investment performance. Furthermore, ground leases generally provide for certain provisions that limit the ability to sell certain properties subject to the lease. In order to assign or transfer rights and obligations under certain ground leases, the Fund will generally need to obtain consent of the landlord of such property, which, in turn, could adversely impact the price realized from any such sale.

Investments in Publicly Traded Real Estate Securities

Mortgage-Backed Securities

The following describes certain characteristics of mortgage-backed securities (“MBS”), which includes residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). It should be noted that new types of MBS are developed and marketed from time to time and that, consistent with its investment limitations, the Fund may invest in those new types of MBS that the Adviser believes may assist it in achieving the Fund’s investment objective.

Yield Characteristics. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of Common Stock. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

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Ginnie Mae Certificates. Ginnie Mae is a wholly-owned United States corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a government sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some MBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Corporate Bonds

The Fund may invest in corporate bonds, including corporate bonds of real estate-related companies. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objective and policies as described in the prospectus.

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The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Advisers’ research and analysis when investing in these securities.

The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its assets in broad segments of the bond market. If the Fund invests a significant portion of its assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segment of the corporate bond market.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

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Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when

Below Investment Grade (“High Yield” or “Junk”) Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of investments held by the Fund with a commensurate effect on the value of the Shares.

Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

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U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, are deemed creditworthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Board has determined that Rule 144A securities may be considered liquid securities if so determined by the Adviser. The Adviser has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Adviser may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

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To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

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The Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes and other financial instruments; enter into interest rate transactions, forward transactions, equity or debt swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies or combinations thereof.

The Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or (ii) the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). For instance, the Fund will use derivatives only to the extent such derivatives are consistent with the requirements of the Code for maintaining its qualification as a REIT for federal income tax purposes.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

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Similarly when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

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In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise a call option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Adviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

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The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Adviser deems to be creditworthy. The Adviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

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The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. The Fund may sell certain equities or fixed income securities short including, but not limited to Treasury securities, for investing and/or hedging purposes.

Percentage limitations described in this SAI are at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations in the Fund’s portfolio securities.

The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

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As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

When conducted outside the United States, derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the 1940 Act). To the extent that the Fund determined that such obligations maybe deemed to create “senior securities,” the Fund intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.

The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).

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The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash with which to satisfy distribution requirements, could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Private Equity Real Estate Funds

The Fund attempts to achieve its investment objective by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related investments. The Fund will invest in securities issued by private equity real estate funds that may be structured as limited partnerships or limited liability companies and that hold real estate assets including office, industrial, multifamily and office properties. Private equity real estate funds typically accept investments on a quarterly basis, have quarterly repurchases, and do not have a defined termination date. Additionally, the Fund may acquire investments in private equity real estate funds from one or more sellers who are existing investors in the private equity real estate funds in one or more secondary transactions.

Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. In addition to diversification across real estate asset classes, property types, positions in the Capital Stack and geographic markets, private equity real estate funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for property type, positions in the Capital Stack and geographic investments; however, many of the private equity real estate funds have net asset value (“NAV”) limitations for any one individual property held by such Funds relative to the NAV of the private equity real estate fund’s overall portfolio. While some institutional asset managers will seek diversification across property types, certain private equity real estate funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. This leverage may take the form of entity or property level debt. Property level debt will be incurred by special purpose vehicles controlled by the Fund and secured by real estate owned by such special purpose vehicles, but such property level debt is generally not recourse to the Fund and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. See “Investment Objective, Strategies and Policies – Leverage” in the Prospectus. The private equity real estate funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus or other economic or property specific factors, each private equity real estate fund will have differing limitations on the utilization of leverage. Such limitations are private equity real estate fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. Private equity real estate funds may incur higher levels of leverage than what is permitted under the 1940 Act. Accordingly, the Fund, through these investments, may be indirectly exposed to higher levels of leverage than the Fund is permitted to.

The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. This leverage may take the form of entity or property level debt. Property level debt will be incurred by special purpose vehicles controlled by the Fund and secured by real estate owned by such special purpose vehicles, but such property level debt is generally not recourse to the Fund and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. See “Investment Objective, Strategies and Policies – Leverage” in the Prospectus.

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The Fund seeks, through the private equity real estate funds, to focus primarily on direct real estate investments held by the private equity real estate funds or on investments in real estate operating companies that acquire, develop and manage real estate; as a result, the Fund will invest no more than 10% of its net assets in pooled investment vehicles, including private equity real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund has not set a limitation on the amount of its investments that it may invest in all other private equity real estate funds (e.g., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

Other Underlying Funds

The Fund may invest in securities of other underlying funds, including REITs and exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances, a prohibition on the Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund, if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.25%. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s Shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for so-called “funds of funds.” Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

ETFs are shares of unaffiliated investment companies issuing shares, which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

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Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. real estate companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio investment. Such a delay could result in possible liability to a purchaser of the investment.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio investments. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

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Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax asset requirements for REIT qualification.

Liquidation of Fund

The Board may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to Shareholders. In the event of the liquidation of the Fund, Shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. The value of an investment in the Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to Shareholders, resulting in a gain or loss for tax purposes, depending upon a Shareholder’s basis in his or her shares of the Fund. In the event of a liquidation of the Fund, a Shareholder will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the Shareholder, and a Shareholder may receive an amount in liquidation less than the Shareholder’s original investment.

Large Shareholder Risk

Shares of the Fund may be offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund Shares. A Fund may experience adverse effects when these large Shareholders purchase or redeem a large percentage of Fund shares. The Fund is subject to the risk that large Share purchases may adversely affect the Fund’s liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid investments and is delayed in investing new cash. The Fund’s performance may also be adversely affected by large redemptions of Fund Shares to the extent the Fund is forced to sell portfolio investments at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Shareholders in the Fund, large redemptions relative to the size of the Fund will result in decreased economies of scale and increased costs and expenses for the Fund. Large redemptions that necessitate the sale of portfolio investments will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.

Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers, trading counterparties or issuers in which the Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cyber security failures or breaches may result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its Shareholders could be negatively impacted as a result.

Risks Related to the Adviser and its Affiliates and the Fundrise Platform

Any adverse changes in Rise Companies’ financial health or the Fund’s relationship with Rise Companies or its affiliates could hinder the Fund’s performance and the return on your investment.

The Fund has engaged the Adviser to manage the Fund’s operations and its portfolio of commercial real estate loans, commercial real estate equity investments and other select real estate-related assets. The Adviser has no employees, and utilizes Rise Companies’ personnel to perform services on its behalf for the Fund. The Fund’s ability to achieve its investment objective and to pay distributions is dependent upon the performance of Rise Companies and its affiliates as well as Rise Companies’ real estate and debt finance professionals in the identification and acquisition or origination of investments, the management of the Fund’s assets and operation of our day-to-day activities. Any adverse changes in Rise Companies’ financial condition or the Fund’s relationship with Rise Companies could hinder the Adviser’s ability to successfully manage the Fund’s operations its portfolio of investments.

The Fund has minimal operating capital, no significant assets and no revenue from operations.

The Fund has minimal operating capital and for the foreseeable future will be dependent upon the Fund’s ability to finance its operations from the sale of equity or other financing alternatives. There can be no assurance that the Fund will be able to successfully raise operating capital. The failure to successfully raise operating capital, and the failure to attract qualified real estate companies and sufficient investor purchase commitments, could result in the Fund’s bankruptcy or other event which would have a material adverse effect on the Fund and its Shareholders. The Fund has no significant assets or financial resources, so such adverse event could put your investment dollars at significant risk.

Employee misconduct and unsubstantiated allegations against the Fund and misconduct by employees of Rise Companies could expose the Fund to significant reputational harm.

The Fund is vulnerable to reputational harm, as the Fund operates in an industry where integrity and the confidence of its investors is of critical importance. If an employee of Rise Companies or its affiliates were to engage in illegal or suspicious activities, or if unsubstantiated allegations are made against the Fund or Rise Companies by such employees, stockholders or others, Rise Companies and the Fund may suffer serious harm to the Fund’s reputation (as a consequence of the negative perception resulting from such activities or allegations), financial position, relationships with key persons and companies in the real estate market, and the Fund’s ability to attract new investors. The Fund’s business often requires that the Fund deal with confidential information. If employees of Rise Companies were to improperly use or disclose this information, the Fund could suffer serious harm to its reputation, financial position and current and future business relationships. It is not always possible to deter employee misconduct, and the precautions Rise Companies takes to detect and prevent this activity may not be effective in all cases. Misconduct by Rise Companies’ employees, or even unsubstantiated allegations of misconduct, could subject Rise Companies and the Fund to regulatory sanctions and result in an adverse effect on our reputation and our business.

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Rise Companies will need to raise substantial additional capital to fund its operations, and if it fails to obtain additional funding, it may be unable to continue operations.

Prior to January 2017, Rise Companies had funded substantially all of its operations with proceeds from private financings from individual investors. On January 31, 2017, Rise Companies began an initial offering of shares of its class B common stock to the public. As of December 31, 2018, Rise Companies had raised approximately $32.8 million through such equity offering. To continue the development of the Fundrise Platform, Rise Companies will require substantial additional funds. To meet such financing requirements in the future, Rise Companies may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict our sponsor’s business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Rise Companies is unable to obtain additional funds for the operation of the Fundrise Platform, it may be forced to reduce or terminate its operations, which may adversely affect our business and results of operations.

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future.

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future. Its failure to become profitable could impair the operations of the Fundrise Platform by limiting its access to working capital to operate the Fundrise Platform. In addition, Rise Companies expects its operating expenses to increase in the future as it expands its operations. If Rise Companies’ operating expenses exceed its expectations, its financial performance could be adversely affected. If its revenue does not grow to offset these increased expenses, Rise Companies may never become profitable. In future periods, Rise Companies may not have any revenue growth, or its revenue could decline.

If Rise Companies were to enter bankruptcy proceedings, the operation of the Fundrise Platform and the activities with respect to the Fund’s operations and business would be interrupted and subscription proceeds held in a segregated account may be subject to the bankruptcy.

If Rise Companies were to enter bankruptcy proceedings or to cease operations, the Fund would be required to find other ways to meet obligations regarding our operations and business. Such alternatives could result in delays in the disbursement of distributions or the filing of reports or could require the Fund to pay significant fees to another company that the Fund engages to perform services for the Fund.

Risks Related to Conflicts of Interest

There are conflicts of interest between the Fund, the Adviser and its affiliates.

The Adviser’s executive officers, including our Manager’s Chief Executive Officer, Benjamin S. Miller, are principals in the Adviser’s parent company, Rise Companies, which provides asset management and other services to the Adviser and the Fund. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with a third party on an arm’s length basis. All of the agreements and arrangements between such parties, including those relating to compensation, are not the result of arm’s length negotiations. Some of the conflicts inherent in the Fund’s transactions with the Adviser and its affiliates, and the limitations on such parties adopted to address these conflicts, are described below. The Fund, the Adviser and their affiliates will try to balance the Fund’s interests with their own. However, to the extent that such parties take actions that are more favorable to other entities than the Fund, these actions could have negative impact on our financial performance and, consequently, on distributions to Shareholders and the value of the Fund’s Shares. The Fund has adopted a conflicts of interest policy.

The Adviser will face a conflict of interest because the asset management fee it will receive for services performed for the Fund will be based on the Fund’s NAV, which employees of Rise Companies, the parent company of the Adviser, are ultimately responsible for determining.

The Adviser, a wholly-owned subsidiary of Rise Companies, will be paid a Management Fee based on the Fund’s NAV as calculated by Rise Companies’ internal accountants and asset management team. The calculation of the Fund’s NAV involves certain subjective judgments with respect to estimating, for example, the value of our commercial real estate assets and investments and accruals of the Fund’s operating revenues and expenses, and therefore, the Fund’s NAV may not correspond to the realizable value upon a sale of those assets. Because the calculation of NAV involves subjective judgment, there can be no assurance that the estimates used by Rise Companies’ internal accountants and asset management team to calculate the Fund’s NAV, or the resulting NAV, will be identical to the estimates that would be used, or the NAV that would be calculated, by an independent consultant. In addition, the Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV. Finally, the Fund’s NAV may not be indicative of the price that the Fund would receive for its assets at current market conditions.

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The Adviser faces a conflict of interest because the disposition fees it may receive upon liquidation of certain investments will be based on whether the Adviser determines, in its sole discretion, to liquidate such investments.

The Adviser will be paid a disposition fee on the gross proceeds from the liquidation of the Fund’s investments if the Adviser is acting as the real estate developer or is engaged by the developer to sell the project. The Adviser has sole discretion over whether to liquidate a given investment. As such, the Adviser faces a conflict of interest because it may benefit financially by deciding to liquidate an investment, when the Fund’s Shareholders may be otherwise better served by the Fund retaining ownership of such property.

The interests of the Adviser, the principals and its other affiliates may conflict with your interests.

The Investment Management Agreement provides our Manager with broad powers and authority which may result in one or more conflicts of interest between your interests and those of the Manager, the principals and its other affiliates. This risk is increased by the Adviser being controlled by Benjamin Miller, who is a principal in our sponsor and who participates, or expects to participate, directly or indirectly in other offerings by Rise Companies and its affiliates. Potential conflicts of interest include, but are not limited to, the following:

•	the Adviser, the principals and/or its other affiliates are offering, and may continue to originate and offer other real estate investment opportunities, including additional equity and debt offerings similar to this offering, primarily through the Fundrise Platform, and may make investments in real estate assets for their own respective accounts, whether or not competitive with our business;

•	the Adviser, the principals and/or its other affiliates will not be required to disgorge any profits or fees or other compensation they may receive from any other business they own separately from the Fund, and you will not be entitled to receive or share in any of the profits return fees or compensation from any other business owned and operated by the Adviser, the principals and/or its other affiliates for their own benefit;

•	the Fund may engage the Adviser or affiliates of the Adviser to perform services at prevailing market rates. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with third party on an arm’s length basis; and

•	the Adviser, the principals and/or its other affiliates are not required to devote all of their time and efforts to the Fund’s affairs.

Risks Related to the Fund’s Organization and Structure

The Fund’s Shareholders will have limited voting rights and may be bound by either a majority or supermajority vote.

The Fund’s Shareholders will have voting rights only with respect to certain matters, primarily relating to amendments to the LLC Agreement that would adversely change the rights of the Shares.  Each Share entitles the holder to one vote on all matters submitted to a vote of Shareholders. Generally, other than matters that require the “vote of a majority of the outstanding voting securities,” as such term is defined by the 1940 Act, matters to be voted on by Shareholders must be approved by a majority of the votes cast by all common shares present in person or represented by proxy.  If any vote occurs, you will be bound by the majority or supermajority vote, as applicable, even if you did not vote with the majority or supermajority.

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As Rise Companies establishes additional REIT offerings and other Fundrise Platform investment opportunities in the future, there may be conflicts of interests among the various offerings and other programs, which may result in opportunities that would benefit the Fund being allocated to the other offerings.

Rise Companies has in the past, and expects to continue in the future, to establish and sponsor additional offerings and other programs, and to continue to offer investment opportunities primarily through the Fundrise Platform, including offerings that will originate, acquire or invest in commercial real estate loans, commercial real estate and other real estate-related assets.  Rise Companies’ real estate and debt finance professionals acting on behalf of the Adviser must determine which investment opportunities to recommend to the Fund and other Fundrise entities. Rise Companies has previously organized, as of the date of this SAI, similar programs. These additional Fundrise Platform investment opportunities may have investment criteria that compete with the Fund.  If a sale, financing, investment or other business opportunity would be suitable for more than one investment opportunity, Rise Companies and its officers and directors will allocate it using their business judgment.  Any allocation of this type may involve the consideration of a number of factors that Rise Companies and its officers and directors determine to be relevant.  Except under any policies that may be adopted by the Adviser or Rise Companies, no Fundrise Platform investment opportunity (including the Fund) will have any duty, responsibility or obligation to refrain from:

•	engaging in the same or similar activities or lines of business as any other Fundrise Platform investment opportunity;

•	doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any Fundrise Platform investment opportunity;

•	engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any Fundrise Platform investment opportunity;

•	establishing material commercial relationships with another Fundrise Platform investment opportunity; or

•	making operational and financial decisions that could be considered to be detrimental to another Fundrise Platform investment opportunity.

In addition, any decisions by Rise Companies or the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one Fundrise Platform investment opportunity more than another or limit or impair the ability of any Fundrise Platform investment opportunity to pursue business opportunities.  In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular Fundrise Platform investment opportunity that such arrangements or agreements include or not include another Fundrise Platform investment opportunity, as the case may be.  Any of these decisions may benefit one Fundrise Platform investment opportunity more than another.

The conflicts of interest policies the Fund has adopted may not adequately address all of the conflicts of interest that may arise with respect to the Fund’s activities and are subject to change or suspension.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities.  There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund.  The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Certain provisions of the LLC Agreement and Delaware law could hinder, delay or prevent a change of control of the Fund.

Certain provisions of the LLC Agreement and Delaware law could have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change of control of the Fund.  These provisions include the following:

•	Authorization of additional Shares, issuances of authorized Shares and classification of Shares without Shareholder approval. The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Fund’s Shareholders. In particular, the Board is authorized to provide for the issuance of an unlimited amount of one or more classes or series of Shares, including preferred Shares, and to fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.

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•	Delaware Business Combination Statute—Section 203. Section 203 of the DGCL, which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. Our operating agreement does not currently elect to have Section 203 of the Delaware General Corporation Law apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

•	Ownership limitations. To assist the Fund in qualifying as a REIT, the LLC Agreement, subject to certain exceptions, provides that generally no person may own, or be deemed to own by virtue of the attribution provisions of the Code, either more than 9.8% in value or in number of the Fund’s common Shares, whichever is more restrictive, or more than 9.8% in value or in number of the Fund’s Shares, whichever is more restrictive. Accordingly, no person may own, or be deemed to own, more than 9.8% in value or in number of the Fund’s Shares, whichever is more restrictive. The ownership limits could have the effect of discouraging a takeover or other transaction in which Shareholders might receive a premium for their shares over the then prevailing market price or which holders might believe to be otherwise in their best interests. Furthermore, the Fund will reject any investor’s subscription in whole or in part if the Fund determines that such subscription would violate such ownership limits.

•	Exclusive authority of the Board to amend our operating agreement. The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the common Shares. Thus, Shareholders generally may not effect changes to the LLC Agreement.

Your interest in the Fund will be diluted if the Fund issues additional Shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares the Fund issues in the future. Under the LLC Agreement, the Fund has authority to issue an unlimited number of additional common Shares or other securities. In particular, the Board is authorized, subject to the restrictions of applicable securities laws, to provide for the issuance of an unlimited amount of one or more classes or series of Shares in the Fund, including preferred Shares, and to fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series, without Shareholder approval. After your purchase in this offering, the Board may elect to (i) sell additional shares in this or future public offerings, (ii) issue equity interests in private offerings, or (iii) issue shares to the Adviser, or its successors or assigns, in payment of an outstanding fee obligation. To the extent the Fund issues additional equity interests after your purchase in this offering, your percentage ownership interest in the Fund will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of the Fund’s investments, you may also experience dilution in the book value and fair value of your shares.

By purchasing Shares of the Fund, you are bound by the arbitration provisions contained in the Fund’s subscription agreement and the LLC Agreement which limit your ability to bring class action lawsuits or seek remedy on a class basis, including with respect to securities law claims, subject to applicable law.

By purchasing Shares of the Fund, investors agree to be bound by the arbitration provisions contained in the Fund’s subscription agreement and the LLC Agreement (each an “Arbitration Provision” and collectively, the “Arbitration Provisions”), subject to applicable law. Such Arbitration Provisions apply to claims under the U.S. federal securities laws and to all claims that are related to the Fund, including with respect to this offering, the Fund’s holdings, the Fund’s Shares, the Fund’s ongoing operations and the management of its investments, among other matters and limit the ability of investors to bring class action lawsuits or similarly seek remedy on a class basis. Furthermore, because the Arbitration Provision is contained in the LLC Agreement, such Arbitration Provision will also apply to any purchasers of shares in a secondary transaction.

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By agreeing to be subject to the Arbitration Provisions, you are severely limiting your rights to seek redress against the Fund in court, subject to applicable law. For example, you may not be able to pursue litigation for any claim in state or federal courts against the Fund, the Adviser, Rise Companies, or their respective directors or officers, including with respect to securities law claims, and any awards or remedies determined by the arbitrators may not be appealed. In addition, arbitration rules generally limit discovery, which could impede your ability to bring or sustain claims, and the ability to collect attorneys’ fees or other damages may be limited in the arbitration, which may discourage attorneys from agreeing to represent parties wishing to commence such a proceeding.

Specifically, the Arbitration Provisions provide that either party may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a claim be final and binding arbitration. The Fund has not determined whether it will exercise its right to demand arbitration but reserve the right to make that determination on a case by case basis as claims arise. In this regard, the Arbitration Provision is similar to a binding arbitration provision as the Fund is likely to invoke the Arbitration Provision to the fullest extent permissible.

Any arbitration brought pursuant to the Arbitration Provisions must be conducted in the State of Virginia, in the Washington, D.C. metropolitan area. The term “Claim” as used in the Arbitration Provisions is very broad and includes any past, present, or future claim, dispute, or controversy involving you (or persons claiming through or connected with you), on the one hand, and the Fund (or persons claiming through or connected with the Fund), on the other hand, relating to or arising out of your subscription agreement, the Fundrise Platform, and/or the activities or relationships that involve, lead to, or result from any of the foregoing, including (except an individual Claim that you may bring in Small Claims Court or an equivalent court, if any, so long as the Claim is pending only in that court) the validity or enforceability of the Arbitration Provisions, any part thereof, or the entire subscription agreement. Claims are subject to arbitration regardless of whether they arise from contract; tort (intentional or otherwise); a constitution, statute, common law, or principles of equity; or otherwise. Claims include (without limitation) matters arising as initial claims, counter-claims, cross-claims, third-party claims, or otherwise. The scope of the Arbitration Provisions is to be given the broadest possible interpretation that will permit it to be enforceable. The Fund believes that the Arbitration Provisions are enforceable under federal law, the laws of the State of Delaware, the laws of Washington, D.C., or under any other applicable laws or regulations. However, the issue of enforceability is not free from doubt and to the extent that one or more of the provisions in our subscription agreement or the LLC Agreement with respect to the Arbitration Provisions or otherwise requiring you to waive certain rights were to be found by a court to be unenforceable, we would abide by such decision.

Further, potential investors should consider that each of the Fund’s subscription agreement and the LLC Agreement restricts the ability of the Fund’s Shareholders to bring class action lawsuits or to similarly seek remedy on a class basis, subject to applicable law and unless otherwise consented to by the Fund. These restrictions on the ability to bring a class action lawsuit are likely to result in increased costs, both in terms of time and money, to individual investors who wish to pursue claims against the Fund.

BY AGREEING TO BE SUBJECT TO THE ARBITRATION PROVISIONS, INVESTORS WILL NOT BE DEEMED TO WAIVE THE FUND’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of Shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without Shareholder approval. Except for those restrictions specifically identified as fundamental, the Fund’s investment objective and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without approval of Shareholders.

Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to the Fund only at the time a transaction is entered into or an investment is made, except that any borrowing by the Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in the Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.

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Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting Shares of the Fund. The vote of a majority of the outstanding voting Shares of the Fund means the vote, at an annual or special meeting, of (a) 67% or more of the outstanding voting Shares present at such meeting, if the holders of more than 50% of the outstanding voting Shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

1.	The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

2.	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

3.	The Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

4.	The Fund may purchase or sell real estate and interests in real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

5.	The Fund may invest in physical commodities or contracts relating to physical commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

6.	The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

7.	The Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the real estate group of industries.

8.	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

In addition, the Fund is classified as a “non-diversified company,” as that term is defined in the 1940 Act.

The following are interpretations of the fundamental policies of the Fund and may be revised without Shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Fund expects to use proceeds from borrowing for investment purposes and to satisfy Shareholder repurchase requests. The Fund expects to utilize debt financing consisting of property level debt (mortgages on the Fund’s properties that are generally not recourse to the Fund) and entity level debt (non-mortgage debt that is recourse to the Fund). Property level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by real estate owned by such special purpose vehicles, but such property level debt is generally not recourse to the Fund and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules.

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Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two directors at all times and to elect a majority of directors if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate.  The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or interest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs). The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the Prospectus and this SAI.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which the Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the Prospectus and this SAI.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security if, as a result, more than 33 1/3% of its total assets would be lent to other parties. This restriction does not apply to purchases of debt securities or repurchase agreements or the origination of real estate-related loans by the Fund in accordance with its investment objective and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.  The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. The Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy. For purposes of the Fund’s industry concentration policy, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted the following non-fundamental policy, which may be changed or amended by action of the Board without approval of Shareholders.

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1.	80% Investment Policy. Should the Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets (plus the amount of any borrowings for investment purposes)” may be changed by the Board without Shareholder approval. However, Shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without Shareholder approval. The Fund may, for the purpose of paying for repurchased Shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their Shareholders.

1.	The repurchase offers will be made in March, June, September, and December of each year.

2.	The Fund will send a repurchase offer to Shareholders no less than 21 days and no more than 42 days before a date specified by the Fund in the repurchase offer by which Shareholders can tender their Shares in response to such repurchase offer (the “Repurchase Request Deadline”). The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline (or the preceding business day if the New York Stock Exchange is closed on that day).

3.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of Shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of Shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. The Fund intends to charge a repurchase fee of up to 2.00%. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures

All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount

Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding Shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

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Shareholder Notification

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a Shareholder Notification providing the following information:

1.	A statement that the Fund is offering to repurchase its Shares from shareholders at NAV;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any Shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date);

5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for Shareholders to request repurchase of their Shares and the right of Shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such Shares on a pro rata basis if Shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the Shares computed no more than seven days before the date of the notification and the means by which Shareholders may ascertain the NAV thereafter; and

10.	The market price, if any, of the Shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners

Where the Fund knows that Shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests

Repurchase requests must be submitted by Shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount

If Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund shall repurchase the Shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

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1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others; or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all Shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers

The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Independent Directors (as defined below), and only:

1.	If the repurchase would cause the Fund to lose its status as a REIT under Subchapter M of the Code;

2.	If the repurchase would cause the Shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to Shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to Shareholders.

Computing NAV

The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements

From the time the Fund sends a Shareholder Notification to Shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of access to a line of credit and/or assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

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Liquidity Policy

The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

a.	The frequency of trades and quotes for the security.

b.	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

c.	Dealer undertakings to make a market in the security.

d.	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting an offer and the mechanics of transfer).

e.	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure

The Fund’s Registration Statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure

The Fund shall include in its annual report to Shareholders the following:

1.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the Repurchase Offer Amount and the amount tendered in each repurchase offer, and

c.	the extent to which in any repurchase offer the Fund repurchased Shares pursuant to the procedures described above.

Advertising

The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end investment company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder with respect to any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

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Involuntary Repurchases

The Fund may, at any time, repurchase at the NAV Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred in violation of the LLC Agreement, or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

•	ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of, or require registration of the Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences;

•	the Shareholder owns Shares having an aggregate NAV less than an amount determined from time to time by the Board; or

•	it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund for Shares that it holds in its capacity as a Shareholder.

MANAGEMENT OF THE FUND

[To be updated by subsequent amendment]

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors (the “Board”), which has overall responsibility for monitoring and overseeing the Fund’s management and operations. Subject to the provisions of the LLC Agreement, the Board has all powers necessary and convenient to carry out this responsibility, including the appointment and removal of the Fund’s officers. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

Directors and Officers

The charts below identify the Directors and officers of the Fund as of the date of this SAI. Unless otherwise indicated, the address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
[Independent Director #1]	[__]/2019 to present	[_____]	1	[_____]
[Independent Director #2]	[__]/2019 to present	[_____]	1	[_____]
[Independent Director #3]	[__]/2019 to present	[_____]	1	[_____]
Interested Director
[Interested Director #1][3]	[__]/2019 to present	[_____]	1	[_____]

[1]	Each Director serves until serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.
[2]	The “Fund Complex” consists of the Fund only.
[3]	[_____] is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of [his/her] affiliation with the Adviser and/or its affiliates.

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Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
[President]	[__]/2019 to present	[_____]
[Secretary]	[__]/2019 to present	[_____]
[Chief Compliance Officer]	[__]/2019 to present	[_____]
[_____]	[__]/2019 to present	[_____]
[_____]	[__]/2019 to present	[_____]

[1]	The term of office for each officer will continue indefinitely.

Board of Directors and Leadership Structure

The Board is currently composed of [four] Trustees, [three] of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Directors”). The Directors meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities.

[______], a [________] of [______], and therefore an “interested person” of the Fund (the “Interested Director”), serves as Chairman of the Board. The Board has established two standing committees to facilitate the Directors’ oversight of the management of the Fund: an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”). The scope of each committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Director; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Director, act as liaisons between the Independent Directors and the Fund’s management between Board meetings and, with management, are involved in the preparation of agendas for Board and committee meetings, as applicable. The Board believes that, as Chairman, [________] provides skilled executive leadership to the Fund and performs an essential liaison function between the Fund and the Adviser. The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s informed and independent judgment. Except for any duties specified in the LLC Agreement, the designation of Chairperson of the Board or Chair of a committee does not impose on such Directors any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Oversight of Risk

The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational, valuation and liquidity risks. In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers have adopted policies and procedures to identify, assess and manage risks associated with the Fund’s activities. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. The Fund’s officers, including, but not limited to, the CCO and Treasurer, the Adviser’s portfolio management personnel and other senior personnel of the Adviser, the Fund’s independent registered public accounting firm and personnel from the Fund’s other service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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Standing Committees

The Board has two standing committees, as described below.

Audit Committee. The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of such firm; (ii) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (iv) acting as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Fund’s independent auditors, submits a recommendation to the Board as to the selection of an independent auditor, and reviews generally the maintenance of the Fund’s records and the safekeeping arrangement of the Fund’s custodian. The Audit Committee is comprised of all of the Independent Directors. [________] is the Chair of the Audit Committee. As of the date of this SAI, the Audit Committee held [ ] meeting[s].

Governance Committee. The Governance Committee’s responsibilities include, but are not limited to, (i) seeking and reviewing candidates for consideration as nominees to serve as Directors, as is considered necessary from time to time; (ii) making recommendations to the Board regarding the composition of the Board and its committees; (iii) coordinating the process to assess Board effectiveness, including the agenda setting process and related matters; and (iv) developing and implementing governance policies. The Governance Committee has a policy in place for considering Director candidates recommended by Shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders. In addition, the Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee will consider recommendations by Shareholders for up to one year from receipt. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund. The Governance Committee is comprised of all of the Independent Directors. [________] is the Chair of the Governance Committee. As of the date of this SAI, the Governance Committee held [ ] meeting[s].

Qualifications of the Directors

The Board has determined that each of the Directors is qualified to serve as a Director of the Fund, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Director, including those listed in the table above. Among the Qualifications common to all Directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment. Each Director’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (iii) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Director. The following is a summary of Qualifications of the Directors (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Director:

[Director #1]

[Director #2]

[Director #3]

[Director #4]

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Securities Ownership

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, no Director beneficially owned any Shares of the Fund. Listed below for each Director is the dollar range of securities beneficially owned in the Fund as of the date of this SAI.

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies[2]
[Director #1]	[None]	[None]
[Director #2]	[None]	[None]
[Director #3]	[None]	[None]
[Director #4]	[None]	[None]

[1]	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
[2]	The “Family of Investment Companies” consists of the Fund only.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Directors and officers of the Fund, as a group, owned less than 1% of the then-outstanding Shares of the Fund.

Compensation Table

The following table sets forth information regarding compensation that is expected to be received by the Directors during the Fund’s first fiscal year ending [_____]. As an Interested Director, [_____] receives no compensation from the Fund for [his/her] service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name and Position	Aggregate Compensation from the Fund[1]	Aggregate Compensation from the Fund and Fund Complex[2] Paid to Directors
[Independent Director #1]	[_____]	[_____]
[Independent Director #2]	[_____]	[_____]
[Independent Director #3]	[_____]	[_____]

[1]	During the Fund’s first fiscal year ending [_____], each Independent Director will receive [_____], plus reimbursement of related expenses.
[2]	The “Fund Complex” consists of the Fund only.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Directors) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Directors) and by sending the communication to the Fund’s office at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. Registration with the SEC does not imply a certain level of skill or training. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. As of March 14, 2019, the Adviser had approximately $558 million in assets under management.

The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), which owns and operates, through its subsidiary Fundrise, LLC, an investment platform both online at www.fundrise.com and through various mobile applications (collectively, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in real estate opportunities that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of real estate investment opportunities using REITs and other real estate-focused investment vehicles (each, an “eREIT®”, which is a registered trademark of Rise Companies) and for-sale housing funds (each, an “eFundTM”) sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Fund is included among the eREITs® made available through the Fundrise Platform.

Benjamin S. Miller, the co-founder and Chief Executive Officer of Rise Companies Corp., is responsible for overseeing the day-to-day operations of Rise Companies Corp. and its affiliates, including Fundrise, LLC.

Investment Management Agreement

The Fund and the Adviser have entered into an Investment Management Agreement dated [_____]. Under the Investment Management Agreement, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy, subject to the supervision of, and policies established by, the Board. The Investment Management Agreement sets the fees the Fund pays to the Adviser and describes the expenses that the Fund is responsible to pay to conduct its business. For more information on the services provided by the Adviser to the Fund, see “Management of the Fund – Responsibilities of the Adviser” in the Prospectus.

The Investment Management Agreement was approved by the Board on [______] and became effective on [_______]. After an initial term of two years for the Fund, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Directors who are not parties to the Investment Management Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Fund (as defined in the 1940 Act).

The Investment Management Agreement may be terminated at any time without penalty by (i) the vote of the Board, (ii) the vote of a majority of the outstanding voting securities of that Fund, or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by any party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act). The Investment Management Agreement provides that the Adviser shall not be protected against any liability to the Fund or their Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.

Subject to certain limitations, the Investment Management Agreement limits the liability of the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, for monetary damages and provides that the Fund will indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates.

The Investment Management Agreement provides that to the fullest extent permitted by applicable law the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates will not be liable to the Fund. In addition, pursuant to the LLC Agreement, the Fund has agreed to indemnify the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, to the fullest extent permitted by law, against all expenses and liabilities (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Fund and attorney’s fees and disbursements) arising from the performance of any of their obligations or duties in connection with their service to the Fund or the Investment Management Agreement, including in connection with any civil, criminal, administrative, investigative or other action, suit or proceeding to which any such person may hereafter be made party by reason of being or having been the Adviser or one of the Adviser’s directors or officers.

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Management Fee

Pursuant to Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable quarterly in arrears at the annual rate of [0.85%] of the average daily value of the Fund’s net assets.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any Management Fee.

Expense Limitation

The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related investments, taxes, third-party audit and legal, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [____]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect at least through [____], unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board. After its initial one-year term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Shared Services Agreement

The Adviser has entered into a Shared Services Agreement with Rise Companies pursuant to which the Adviser will be provided with access to, among other things, Rise Companies’ portfolio management, asset valuation, risk management and asset management services as well as administration services addressing legal, compliance, investor relations and information technologies necessary for the performance by the Adviser of its duties under Investment Management Agreement in exchange for a fee representing the Adviser’s allocable cost for these services. The fee paid by the Adviser pursuant to the Shared Services Agreement will not constitute a reimbursable expense under the Investment Management Agreement. However, under the Shared Services Agreement, Rise Companies will be entitled to receive reimbursement of expenses incurred on behalf of the Fund or the Adviser that the Fund is required to pay to the Adviser under the Investment Management Agreement.

The Adviser may assign its rights under the Investment Management Agreement in its entirety or delegate certain of its duties under the Investment Management Agreement to any of its affiliates, including pursuant to the Shared Services Agreement without the approval of the Fund’s Shareholders so long as the Adviser remains liable for any such affiliate’s performance, and if such assignment or delegation does not require approval of the Fund’s Shareholders under the 1940 Act or the Advisers Act.

PORTFOLIO MANAGEMENT

Other Accounts Managed

The Adviser has established an Investment Committee comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The members of the Investment Committee serve as the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund.

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The following table includes information for each portfolio manager of the Fund regarding the number and total assets of other accounts managed as of [_______] that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account.

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller	[___]	[___]	[___]	[___]
Registered Investment Companies	[___]	[___]	[___]	[___]
Other Pooled Investment Vehicles	[___]	[___]	[___]	[___]
Other Accounts	[___]	[___]	[___]	[___]
Brandon T. Jenkins	[___]	[___]	[___]	[___]
Registered Investment Companies	[___]	[___]	[___]	[___]
Other Pooled Investment Vehicles	[___]	[___]	[___]	[___]
Other Accounts	[___]	[___]	[___]	[___]
Alex King Davidson	[___]	[___]	[___]	[___]
Registered Investment Companies	[___]	[___]	[___]	[___]
Other Pooled Investment Vehicles	[___]	[___]	[___]	[___]
Other Accounts	[___]	[___]	[___]	[___]

Compensation of Portfolio Managers

Each of the Fund’s portfolio managers receives compensation for his services, including services performed for the Fund on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Fund or any of the Other Accounts Managed.

Securities Ownership of Portfolio Managers

The Fund’s portfolio managers are not required to own Shares of the Fund. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund Shares has any less confidence or is any less concerned about the Fund’s performance.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, no portfolio manager beneficially owned any Shares of the Fund.

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General

The officers and directors of the Adviser and the key real estate and debt finance professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities. These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser

The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV.

Allocation of Investment Opportunities

The Fund relies on the Adviser’s executive officers and Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key real estate and debt finance professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, including offerings that acquire or invest in commercial real estate equity investments, including multifamily properties, commercial real estate loans, and other select real estate-related assets. Rise Companies has previously organized, as of the date of this SAI, the following similar Fundrise Platform investment opportunities:

•	The Income eREIT®, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate investments through the acquisition of commercial real estate loans and has investment objectives and strategies that are similar to ours;

•	The Growth eREIT®, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate properties;

•	The Income eREIT® II, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate investments through the acquisition of commercial real estate loans;

•	The Income eREIT® III, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate investments through the acquisition of commercial real estate loans;

•	The Income eREIT® 2019, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate investments through the acquisition of commercial real estate loans;

•	The Growth eREIT® II, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate properties;

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•	The Growth eREIT® III, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate properties;

•	The Growth eREIT® 2019, which was formed to originate, invest in and manage a diversified portfolio of commercial real estate properties;

•	The Heartland eREIT®, which was formed to originate, invest in and manage a diversified portfolio primarily consisting of investments in multifamily rental properties and development projects located primarily in the Houston, TX, Dallas, TX, Austin, TX, Chicago, IL, and Denver, CO metropolitan statistical areas;

•	The West Coast eREIT®, which was formed to originate, invest in and manage a diversified portfolio primarily consisting of investments in multifamily rental properties and development projects located primarily in the Los Angeles, CA, San Francisco, CA, San Diego, CA, Seattle, WA, and Portland, OR metropolitan statistical areas;

•	The East Coast eREIT®, which was formed to originate, invest in and manage a diversified portfolio primarily consisting of investments in multifamily rental properties and development projects located primarily in the states of Massachusetts, New York, New Jersey, North Carolina, South Carolina, Georgia and Florida, as well as the metropolitan statistical areas of Washington, DC and Philadelphia, PA;

•	The LA Homes eFundTM, which was formed to acquire property for the development of for-sale housing in the Los Angeles, CA metropolitan statistical area;

•	The DC Homes eFundTM, which was formed to acquire property for the development of for-sale housing in the Washington, DC metropolitan statistical area;

•	The National For-Sale eFundTM, which was formed to acquire property for the development of for-sale housing in the metropolitan statistical areas in which Rise Companies is not currently sponsoring another regionally or locally focused eFundTM, or to acquire assets in such regions that are not currently the focus of another eFundTM; and

•	Fundrise Opportunity Fund, which was formed to acquire properties located in “qualified opportunity zones” as designated under the Tax Cuts and Jobs Act.

These additional programs may have investment criteria that compete with the Fund.

If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ real estate and debt finance professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following:

•	the investment objectives and criteria of Rise Companies and the other Fundrise entities;

•	the cash requirements of Rise Companies and the other Fundrise entities;

•	the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment;

•	the policy of Rise Companies or the other Fundrise entities relating to leverage;

•	the anticipated cash flow of the asset to be acquired;

•	the income tax effects of the purchase on Rise Companies or the other Fundrise entities;

•	the size of the investment; and

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•	the amount of funds available to Rise Companies or the Fundrise entities.

If a subsequent event or development causes any investment, in the opinion of Rise Companies’ real estate and debt finance professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Fund) will have any duty, responsibility or obligation to refrain from:

•	engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity;

•	doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity;

•	engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity;

•	establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or

•	making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated. The Fund will not be able to participate in most allocation of investment opportunities by the Adviser pursuant to the preceding procedures until it first obtains an exemptive relief order from the SEC. Prior to obtaining relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities.  There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Funds’ Shareholders.

Allocation of the Fund Affiliates’ Time

The Fund relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Fund believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

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Receipt of Fees and Other Compensation by the Adviser and its Affiliates

The Adviser and its affiliates will receive fees from the Fund. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

•	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates, or the shared services agreement between the Adviser and Rise Companies;

•	public offerings of equity by the Fund, which will likely entitle the Adviser to an increased Management Fee, acquisition fees, origination fees, and other fees;

•	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees, origination fees and asset management fees regardless of the quality or performance of the investment or loan and, in the case of acquisitions of investments from other Fundrise entities, might entitle affiliates of the Adviser to disposition fees in connection with services for the seller;

•	borrowings up to or in excess of our stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser;

•	whether and when the Fund seeks to list its Shares on a stock exchange or other trading market;

•	whether the Fund seeks shareholder approval to internalize our management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and

•	whether and when the Fund merges or consolidates its assets with other companies, including companies affiliated with the Adviser.

Duties Owed by Some of the Funds’ Affiliates to the Adviser and the Adviser’s Affiliates

The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

•	Rise Companies;

•	the Adviser;

•	Fundrise, LLC;

•	other investment programs sponsored by Rise Companies; and

•	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.

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No Independent Underwriter

As the Fund is conducting the continuous offering of the Fund’s Shares without the aid of an independent principal underwriter, Shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent principal underwriter in connection with the offering of securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in the Fund’s portfolio securities. Subject to policy established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities. Many of the Fund’s investments in Private CRE will not be investments in the types of securities that will be subject to the brokerage allocation and other practices described below.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the best results taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Management Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions in securities will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. As of the date of this SAI, there are no such affiliated persons that could perform brokerage services for the Fund.

Investment decisions for the Fund are made independently from those for other Fundrise entities advised or managed by the Adviser or its affiliates. Such other Fundrise entities may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another Fundrise entity, available investments will be allocated in a manner which the Adviser believes to be equitable to the Fund and such other Fundrise entity. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other Fundrise entities in order to obtain best execution.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading, except during the ramp-up period of the Fund. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any brokerage commissions.

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CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund and the Adviser. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by a Fund, subject to certain limitations. The Codes of Ethics are attached as exhibits to the Registration Statement of which this SAI is a part. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These Codes of Ethics are available on the SEC’s EDGAR database which can be accessed through www.sec.gov, and copies may be obtained after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC, 250549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted a Proxy Voting Policy (the “Fund’s Proxy Policy”) on behalf of the Fund which delegates the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it will use to vote proxies for the Fund (the “Adviser’s Proxy Policy”). The Board, including a majority of the Independent Directors, must approve the Adviser’s Proxy Voting Policy as it relates to the Fund. Due to the nature of the securities that the Fund invests in, proxy voting is limited.

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting proxies received in a manner consistent with the best interests of the Fund and its Shareholders. The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with the Fund’s Proxy Policies. Therefore, subject to the oversight of the Board, the Fund has delegated the following duties to the Adviser pursuant to the Fund’s Proxy Voting Policy:

•	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Policy;

•	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management; and

•	to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s Shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Fund shall always vote in the best interest of the Fund’s Shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s Shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board.

The Fund will file a Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling (202) 584-0550 (855) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A “principal Shareholder” is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding Shares. A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. A control person may be able to determine the outcome of a matter put to a Shareholder vote. As the Fund had not commenced operations as of the date of this SAI, and except as noted below, the Fund does not know of any control persons or principal Shareholders of the Fund as of that date.

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Fundrise, LP has provided the initial investment in the Fund. For so long as Fundrise, LP has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public that Fundrise LP’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relating to the Fund’s qualification and taxation as a REIT and the acquisition, holding, and disposition of the Fund’s Shares. For purposes of this section, references to the “Fund” means only the Fund and not its subsidiaries or other lower-tier entities, except as otherwise indicated. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. The summary is also based upon the assumption that the operation of the Fund, and of any subsidiaries and other lower-tier affiliated entities, will be in accordance with its applicable organizational documents and as described in this Registration Statement. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular Shareholder in light of its investment or tax circumstances or to Shareholders subject to special tax rules, such as:

•	U.S. expatriates;

•	persons who mark-to-market the Fund’s common Shares;

•	subchapter S corporations;

•	U.S. Shareholders who are U.S. persons (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

•	insurance companies;

•	broker-dealers;

•	REITs;

•	regulated investment companies;

•	trusts and estates;

•	holders who receive the Fund’s common Shares through the exercise of employee stock options or otherwise as compensation;

•	persons holding the Fund’s common Shares as part of a “straddle,” “hedge,” “short sale,” “conversion transaction,” “synthetic security” or other integrated investment;

•	non-corporate taxpayers subject to the alternative minimum tax provisions of the Code;

•	persons holding the Fund’s common Shares through a partnership or similar pass-through entity;

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•	persons holding a 10% or more (by vote or value) beneficial interest in the Fund;

•	tax exempt organizations, except to the extent discussed below in “—Taxation of the Fund—Taxation of Tax Exempt U.S. Shareholders;” and

•	non-U.S. persons (as defined below), except to the extent discussed below in “—Taxation of the Fund—Taxation of Non-U.S. Shareholders.”

Except to a limited extent noted below, this summary does not address state, local or non-U.S. tax considerations. This summary assumes that Shareholders will hold the Fund’s Shares as capital assets, within the meaning of Section 1221 of the Code, which generally means as property held for investment.

For the purposes of this summary, a U.S. person is a beneficial owner of the Fund’s Shares who for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of a political subdivision thereof (including the District of Columbia);

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For the purposes of this summary, a U.S. Shareholder is a beneficial owner of the Fund’s common Shares who is a U.S. person. A tax exempt organization is a U.S. person who is exempt from U.S. federal income tax under Section 401(a) or 501(a) of the Code. For the purposes of this summary, a non-U.S. person is a beneficial owner of the Fund’s common Shares who is a nonresident alien individual or a non-U.S. corporation for U.S. federal income tax purposes, and a non-U.S. Shareholder is a beneficial owner of the Fund’s Shares who is a non-U.S. person. The term “corporation” includes any entity treated as a corporation for U.S. federal income tax purposes, and the term “partnership” includes any entity treated as a partnership for U.S. federal income tax purposes.

The information in this section is based on the current Code, current, temporary and proposed Treasury Regulations, the legislative history of the Code, current administrative interpretations and practices of the IRS, including its practices and policies as endorsed in private letter rulings, which are not binding on the IRS except in the case of the taxpayer to whom a private letter ruling is addressed, and existing court decisions. Future legislation, regulations, administrative interpretations and court decisions could change current law or adversely affect existing interpretations of current law, possibly with retroactive effect. Any change could apply retroactively. The Fund has not obtained any rulings from the IRS concerning the tax treatment of the matters discussed below. Thus, it is possible that the IRS could challenge the statements in this discussion that do not bind the IRS or the courts and that a court could agree with the IRS.

THE U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF THE FUND’S SHARES DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE TAX CONSEQUENCES OF HOLDING THE FUND’S SHARES TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF THE FUND’S SHARES.

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Taxation of the Fund

The Fund intends to elect to be taxed as a REIT under the Code, commencing with the taxable year ending December 31, 2019. A REIT generally is not subject to U.S. federal income tax on the income that it distributes to its stockholders if it meets the applicable REIT distribution and other requirements for qualification. The Fund believes that it will be organized, owned and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and that the Fund’s proposed ownership, organization and method of operation will enable the Fund to meet the requirements for qualification and taxation as a REIT under the Code. However, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations (including with respect to matters that the Fund may not control or for which it is not possible to obtain all the relevant facts) and the possibility of future changes in t Fund’s circumstances or applicable law, no assurance can be given that the Fund will so qualify for any particular year or that the IRS will not challenge the Fund’s conclusions with respect to its satisfaction of the REIT requirements.

Qualification and taxation as a REIT depends on the Fund’s ability to meet, on a continuing basis, through actual results of operations, distribution levels, diversity of Share ownership and various qualification requirements imposed upon REITs by the Code. In addition, the Fund’s ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which the Fund invests, which the Fund may not control. The Fund’s ability to qualify as a REIT also requires that the Fund satisfy certain asset and income tests, some of which depend upon the fair market values of assets directly or indirectly owned by the Fund or which serve as security for loans made by the Fund. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT.

Taxation of REITs in General

Provided that the Fund qualifies as a REIT, the Fund will generally be entitled to a deduction for dividends that the Fund pays and, therefore, will not be subject to U.S. federal corporate income tax on the Fund’s net taxable income that is currently distributed to Shareholders. This treatment substantially eliminates the “double taxation” at the corporate and Shareholder levels that results generally from investment in a corporation. Rather, income generated by a REIT is generally taxed only at the Shareholder level, upon a distribution of dividends by the REIT.

Even if the Fund qualifies for taxation as a REIT, the Fund will be subject to U.S. federal income taxation as follows:

•	The Fund will be subject to regular U.S. federal corporate tax on any undistributed income, including capital gain and undistributed cashless income such as accrued but unpaid interest.

•	If the Fund has net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.

•	If the Fund elects to treat property that it acquires in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” the Fund may thereby avoid (1) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (2) treating any income from such property as non-qualifying for purposes of the REIT gross income tests discussed below, provided however, that the gain from the sale of the property or net income from the operation of the property that would not otherwise qualify for the 75% income test but for the foreclosure property election will be subject to U.S. federal corporate income tax at the highest applicable rate (currently 21%).

•	If the Fund fails to satisfy the 75% gross income test or the 95% gross income test but nonetheless maintains its qualification as a REIT because other requirements are met, the Fund will be subject to a 100% tax on an amount equal to (1) the greater of (A) the amount by which the Fund fails the 75% gross income test or (B) the amount by which the Fund fails the 95% gross income test, as the case may be, multiplied by (2) a fraction intended to reflect profitability.

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•	If the Fund fails to satisfy any of the REIT asset tests, other than a failure of the 5% or 10% REIT asset tests that do not exceed a statutory de minimis amount as described more fully below, but the Fund’s failure is due to reasonable cause and not due to willful neglect and the Fund nonetheless maintain its REIT qualification because of specified cure provisions, the Fund will be required to pay a tax equal to the greater of $50,000 or the highest corporate tax rate of the net income generated by the non-qualifying assets during the period in which the Fund failed to satisfy the asset tests.

•	If the Fund fails to satisfy any provision of the Code that would result in the Fund’s failure to qualify as a REIT (other than a gross income or asset test requirement) and the violation is due to reasonable cause and not due to willful neglect, the Fund may retain the Fund’s REIT qualification but the Fund will be required to pay a penalty of $50,000 for each such failure.

•	If the Fund fails to distribute during each calendar year at least the sum of (1) 85% of the Fund’s REIT ordinary income for such year, (2) 95% of the Fund’s REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods (or the required distribution), the Fund will be subject to a 4% excise tax on the excess of the required distribution over the sum of (A) the amounts actually distributed (taking into account excess distributions from prior years), plus (B) retained amounts on which income tax is paid at the corporate level.

•	The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet record-keeping requirements intended to monitor the Fund’s compliance with rules relating to the composition of Shareholders.

•	A 100% excise tax may be imposed on some items of income and expense that are directly or constructively paid between the Fund and any taxable REIT subsidiary (“TRS”), and any other TRSs the Fund may own if and to the extent that the IRS successfully adjusts the reported amounts of these items because the reported amounts were not consistent with arm’s length amounts.

•	If the Fund acquires appreciated assets from a corporation that is not a REIT in a transaction in which the adjusted tax basis of the assets in the Fund’s hands is determined by reference to the adjusted tax basis of the assets in the hands of the non-REIT corporation, the Fund may be subject to tax on such appreciation at the highest U.S. federal corporate income tax rate then applicable if the Fund subsequently recognize gain on a disposition of any such assets during the 5-year period following their acquisition from the non-REIT corporation.

•	The Fund may elect to retain and pay U.S. federal income tax on the Fund’s net long-term capital gain. In that case, a Shareholder would include its proportionate share of the Fund’s undistributed long-term capital gain in its income (to the extent the Fund makes a timely designation of such gain to the Shareholder), would be deemed to have paid the tax that it paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the Shareholder’s basis in the Fund’s Shares.

•	The Fund may own subsidiaries that will elect to be treated as TRSs and the Fund may hold equity interests in the Fund’s borrowers or other investments through such TRSs, the earnings of which will be subject to U.S. federal corporate income tax.

•	The Fund will generally be subject to tax on the portion of any excess inclusion income derived from an investment in residual interests in real estate mortgage investment conduits (“REMICs”) or “taxable mortgage pools” to the extent the Fund’s stock is held in record name by specified tax exempt organizations not subject to tax on unrelated business tax income (“UBTI”) or non-U.S. sovereign investors.

In addition, the Fund may be subject to a variety of taxes other than U.S. federal income tax, including state, local, and non-U.S. income, franchise property and other taxes.

Requirements for Qualification as a REIT

The Fund intends to elect to be taxable as a REIT for U.S. federal income tax purposes for the Fund’s taxable year ending December 31, 2019 and for all subsequent taxable years. In order to have so qualified, the Fund must meet and continue to meet the requirements relating to the Fund’s organization, ownership, sources of income, nature of assets and distributions of income to stockholders.

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The Code defines a REIT as a corporation, trust or association:

1.	that is managed by one or more trustees or directors;

2.	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

3.	that would be taxable as a domestic corporation but for its election to be subject to tax as a REIT under Sections 856 through 860 of the Code;

4.	that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

5.	commencing with its second REIT taxable year, the beneficial ownership of which is held by 100 or more persons during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months;

6.	in which, commencing with its second REIT taxable year, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly, by five or fewer “individuals” as defined in the Code to include specified entities (the “5/50 Test”);

7.	that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year that has not been terminated or revoked and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

8.	that has no earnings and profits from any non-REIT taxable year at the close of any taxable year;

9.	that uses the calendar year for U.S. federal income tax purposes, and complies with the record-keeping requirements of the Code and the regulations promulgated thereunder; and

10.	that meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions.

For purposes of condition (1), “directors” generally means persons treated as “directors” for purposes of the 1940 Act. The Fund’s Shares are generally freely transferable, and the Fund believes that the restrictions on ownership and transfers of the Shares do not prevent the Fund from satisfying condition (2). Although the Fund is organized as a limited liability company, for U.S. federal income tax purposes the Fund elected to be classified as a corporation in compliance with condition (3). The Fund believes that the Shares sold in this offering will allow the Fund to timely comply with condition (6). However, depending on the number of Shareholders who subscribe for Shares in the offering and the timing of subscriptions, the Fund may need to conduct an additional offering of Shares to timely comply with (5). For purposes of determining stock ownership under condition (6) above, a certain stock bonus, pension, or profit sharing plan, a supplemental unemployment compensation benefits plan, a private foundation and a portion of a trust permanently set aside or used exclusively for charitable purposes generally are each considered an individual. A trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust generally are treated as holding shares of a REIT in proportion to their actuarial interests in the trust for purposes of condition (6) above.

To monitor compliance with the Share ownership requirements, the Fund is generally required to maintain records regarding the actual ownership of the Fund’s Shares. Provided the Fund complies with these recordkeeping requirements and that the Fund would not otherwise have reason to believe the Fund fails the 5/50 Test after exercising reasonable diligence, the Fund will be deemed to have satisfied the 5/50 Test. In addition, the LLC Agreement provides restrictions regarding the ownership and transfer of Shares, which are intended to assist the Fund in satisfying the Share ownership requirements described above.

For purposes of condition (9) above, the Fund will use a calendar year for U.S. federal income tax purposes, and the Fund intends to comply with the applicable recordkeeping requirements.

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Effect of Subsidiary Entities

Ownership of Partnership Interests

In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test, described below, the determination of a REIT’s interest in partnership assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. For purposes of determining the amount of the REIT’s taxable income that must be distributed, or is subject to tax, the REIT’s share of partnership income is determined under the partnership tax provisions of the Code and will reflect any special allocations of income or loss that are not in proportion to capital interests. Income earned through partnerships retains its character for U.S. federal income tax purposes when allocated among its partners. The Fund intends to obtain covenants from any partnerships in which the Fund invests but do not control to operate in compliance with the REIT requirements, but the Fund may not control any particular partnership into which the Fund invests, and thus no assurance can be given that any such partnerships will not operate in a manner that causes the Fund to fail an income or asset test requirement. In general, partnerships are not subject to U.S. federal income tax.  However, if a partnership in which the Fund invests is audited, it may be required to pay the hypothetical increase in partner level taxes (including interest and penalties) resulting from an adjustment of partnership tax items on the audit, unless the partnership elects an alternative method under which the taxes resulting from the adjustment (and interest and penalties) are assessed at the partner level. It is possible that partnerships in which the Fund directly and indirectly invests may be subject to U.S. federal income tax, interest and penalties in the event of a U.S. federal income tax audit as a result of these law changes.

Disregarded Subsidiaries

If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” that subsidiary is disregarded for U.S. federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT itself, including for purposes of the gross income and asset tests applicable to REITs, as summarized below. A qualified REIT subsidiary is any corporation, other than a TRS, that is wholly owned by a REIT, by other disregarded subsidiaries of a REIT or by a combination of the two. Single member limited liability companies or other domestic unincorporated entities that are wholly owned by a REIT are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT gross income and asset tests unless they elect TRS status. Disregarded subsidiaries, along with partnerships in which the Fund holds an equity interest, are sometimes referred to herein as “pass-through subsidiaries.”

In the event that a disregarded subsidiary ceases to be wholly owned by the Fund (for example, if any equity interest in the subsidiary is acquired by a person other than the Fund or another disregarded subsidiary of te Fund), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the Fund’s ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “—Asset Tests” and “—Gross Income Tests.”

Taxable REIT Subsidiaries

A REIT, in general, may jointly elect with a subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for U.S. federal income tax purposes. Accordingly, such an entity would generally be subject to U.S. federal income tax on its taxable income, which may reduce the cash flow generated by the Fund and its subsidiaries in the aggregate and the Fund’s ability to make distributions to the Fund’s Shareholders.

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A REIT is not treated as holding the assets of a TRS or other taxable subsidiary corporation or as receiving any income that the subsidiary earns. Rather, the stock issued by the subsidiary is an asset in the hands of the REIT, and the REIT generally recognizes dividend income when it receives distributions of earnings from the subsidiary. This treatment can affect the gross income and asset test calculations that apply to the REIT, as described below. Because a parent REIT does not include the assets and income of its TRSs in determining the parent REIT’s compliance with the REIT requirements, such entities may be used by the parent REIT to undertake indirectly activities that the REIT rules might otherwise preclude the parent REIT from doing directly or through pass-through subsidiaries. If dividends are paid to the Fund by one or more domestic TRSs the Fund may own, then a portion of the dividends that the Fund distributes to Shareholders who are taxed at individual rates generally will be eligible for taxation at preferential qualified dividend income tax rates rather than at ordinary income rates. See “—Taxation of Taxable U.S. Shareholders” and “—Annual Distribution Requirements.”

The Fund may hold any equity interests the Fund receives in the Fund’s borrowers or certain other investments through one or more TRSs. While the Fund intends to manage the size of the TRSs and dividends from the TRSs in a manner that permits the Fund to qualify as a REIT, it is possible that the equity investments appreciate to the point where the TRSs exceed the thresholds mandated by the REIT rules. In such cases, the Fund could lose its REIT status if it is unable to satisfy certain exceptions for failing to satisfy the REIT income and asset tests. In any event, any earnings attributable to equity interests held in TRSs or origination activity conducted by TRSs will be subject to U.S. federal corporate income tax.

To the extent the Fund holds an interest in a non-U.S. TRS, potentially including a CDO investment, the Fund may be required to include the Fund’s portion of its earnings in the Fund’s income irrespective of whether or not such non-U.S. TRS has made any distributions. Any such income will not be qualifying income for purposes of the 75% gross income test and may not be qualifying income for purposes of the 95% gross income test.

Taxable Mortgage Pools

The Fund may enter into transactions that could result in the Fund being considered to own interests in one or more taxable mortgage pools. An entity, or a portion of an entity, is classified as a taxable mortgage pool under the Code if:

•	substantially all of its assets consist of debt obligations or interests in debt obligations;

•	more than 50% of those debt obligations are real estate mortgage loans or interests in real estate mortgage loans as of specified testing dates;

•	the entity has issued debt obligations that have two or more maturities; and

•	the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets.

A taxable mortgage pool generally is treated as a corporation for U.S. federal income tax purposes. However, special rules apply to a REIT, a portion of a REIT, or a qualified REIT subsidiary that is a taxable mortgage pool. If a REIT owns, directly or indirectly through one or more qualified REIT subsidiaries or other entities that are disregarded as a separate entity for U.S. federal income tax purposes, 100% of the equity interests in the taxable mortgage pool, the taxable mortgage pool will be a qualified REIT subsidiary and, therefore, ignored as an entity separate from the REIT for U.S. federal income tax purposes and would not generally affect the tax qualification of the REIT. Rather, the consequences of the taxable mortgage pool classification would generally, except as described below, be limited to the REIT’s shareholders. See “—Excess Inclusion Income.”

If the Fund owns less than 100% of the ownership interests in a subsidiary that is a taxable mortgage pool, the foregoing rules would not apply. Rather, the subsidiary would be treated as a corporation for U.S. federal income tax purposes, and could be subject to corporate income tax. In addition, this characterization would alter the Fund’s REIT income and asset test calculations and could adversely affect the Fund’s compliance with those requirements.

Certain Equity Investments and Kickers

The Fund expects to hold certain equity investments (with rights to receive preferred economic returns) in entities treated as partnerships for U.S. federal income tax purposes and may hold “kickers” in entities treated as partnerships for U.S. federal income tax purposes (and may hold such a kicker outside of a TRS). When the Fund holds investments treated as equity in partnerships, as discussed above, for purposes of the REIT income and asset tests the Fund is required to include its proportionate share of the assets and income of the partnership, based on the Fund’s share of partnership capital, as if the Fund owned such share of the issuer’s assets directly. As a result, any nonqualifying income generated, or nonqualifying assets held, by the partnerships in which the Fund holds such equity could jeopardize the Fund’s compliance with the REIT income and asset tests. The Fund intends to obtain covenants from its equity issuers (including a kicker issuer if the kicker is held outside of a TRS) to operate in compliance with the REIT requirements, but the Fund generally will not control such issuers, and thus no assurance can be given that any such issuers will not operate in a manner that causes the Fund to fail an income or asset test requirement. Moreover, at least one IRS internal memorandum would treat the preferred return on certain equity investments as interest income for purposes of the REIT income tests, which treatment would cause such amounts to be nonqualifying income for purposes of the 75% gross income test. Although the Fund does not believe that interest income treatment is appropriate, and that analysis was not followed in subsequent IRS private letter rulings, the IRS could re-assert that position. In addition, if the underlying property is dealer property and the Fund’s equity investment (with rights to receive preferred economic returns) is treated as equity for U.S. federal income tax purposes, the Fund’s gains from the sale of the property would be subject to 100% tax.

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In some, or many, cases, the proper characterization of certain equity investments (with rights to receive preferred economic returns) as unsecured indebtedness or as equity for U.S. federal income tax purposes may be unclear. Characterization of such an equity investment as unsecured debt for U.S. federal income tax purposes would subject the investment to the various asset test limitations on investments in unsecured debt, and the Fund’s preferred return would be treated as non-qualifying income for purposes of the 75% gross income test (but the Fund would not have to include the Fund’s share of the underlying assets and income of the issuer in the Fund’s tests). Thus, if the IRS successfully challenged the Fund’s characterization of an investment as equity for U.S. federal income tax purposes, or successfully treated a preferred return as interest income, the Fund could fail an income or asset test. In that event, the Fund could face substantial penalty taxes to cure the resulting violations, as described in “Failure to Qualify” below, or, if the Fund were deemed to have acted unreasonably in making the investment, lose the Fund’s REIT status. Conversely, the Fund also could fail an applicable income or asset test if the Fund has treated a preferred equity investment as indebtedness for U.S. federal income tax purposes and the IRS successfully characterizes the investment as equity for U.S. federal income tax purposes.

Gross Income Tests

In order to maintain the Fund’s qualification as a REIT, the Fund annually must satisfy two gross income tests. First, at least 75% of the Fund’s gross income for each taxable year, excluding gross income from sales of inventory or dealer property in “prohibited transactions” and certain hedging and foreign currency transactions, must be derived from investments relating to real property or mortgages on real property, including “rents from real property,” dividends received from and gains from the disposition of other shares of REITs, interest income derived from mortgage loans secured by real property or by interests in real property, and gains from the sale of real estate assets, including personal property treated as real estate assets, as discussed below (but not including certain debt instruments of publicly-offered REITs that are not secured by mortgages on real property or interests in real property), as well as income from certain kinds of temporary investments. Interest and gain on debt instruments issued by publicly offered REITs that are not secured by mortgages on real property or interests in real property are not qualifying income for purposes of the 75% income test. Second, at least 95% of the Fund’s gross income in each taxable year, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property.

Interest Income

Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test to the extent that the obligation is secured by a mortgage on real property. If the Fund receives interest income with respect to a mortgage loan that is secured by both real property and other property and the highest outstanding balance of the loan during a taxable year exceeds the fair market value of the real property on the date of the Fund’s commitment to make or purchase the mortgage loan, the interest income will be apportioned between the real property and the other property, and the Fund’s income from the arrangement will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. With respect to loans to develop or improve real property, the Fund is permitted to include as real property collateral for the foregoing apportionment purposes the sum of the fair market value of the undeveloped land plus the reasonably estimated cost of the improvements or developments (other than personal property) which will secure the loan and which are to be constructed from the proceeds of the loan. The failure of a loan to qualify as an obligation secured by a mortgage on real property within the meaning of the REIT rules could adversely affect the Fund’s ability to qualify as a REIT. Notwithstanding the foregoing, a mortgage loan secured by both real property and personal property will be treated as a wholly qualifying real estate asset (as discussed below under “ – Asset Tests”) and all interest will be qualifying income for the purposes of the 75% income test if the fair market value of such personal property does not exceed 15% of the total fair market value of all such property, even if the real property collateral value is less than the outstanding principal balance of the loan.

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In the event a mortgage loan is modified, with the exception of loans secured by both real property and personal property in which the fair market value of the personal property does not exceed 15% of the total fair market value of all such property, the Fund may be required to retest the loan under the apportionment rules discussed above by comparing the outstanding balance of the modified loan to the fair market value of the collateral real property at the time of modification.

Even if a loan is not secured by real property or is undersecured, the income that it generates may nonetheless qualify for purposes of the 95% gross income test.

To the extent that the terms of a loan provide for contingent interest that is based on the cash proceeds realized upon the sale of the property securing the loan (or a shared appreciation provision), income attributable to the participation feature will be treated as gain from sale of the underlying property for purposes of the income tests, and generally will be qualifying income for purposes of both the 75% and 95% gross income tests, provided that the property is not inventory or dealer property in the hands of the borrower or the Fund.

To the extent that the Fund derives interest income from a loan where all or a portion of the amount of interest payable is contingent, such income generally will qualify for purposes of the gross income tests only if it is based upon the gross receipts or sales and not the net income or profits of any person. This limitation does not apply, however, to a mortgage loan where the borrower derives substantially all of its income from the property from the leasing of substantially all of its interest in the property to tenants, to the extent that the rental income derived by the borrower would qualify as rents from real property had it been earned directly by the Fund.

Any amount includible in the Fund’s gross income with respect to a regular or residual interest in a REMIC generally is treated as interest on an obligation secured by a mortgage on real property. If, however, less than 95% of the assets of a REMIC consists of real estate assets (determined as if the Fund held such assets), the Fund will be treated as receiving directly its proportionate share of the income of the REMIC for purposes of determining the amount that is treated as interest on an obligation secured by a mortgage on real property.

Among the assets the Fund may hold are certain mezzanine loans secured by equity interests in a pass-through entity that directly or indirectly owns real property, rather than a direct mortgage on the real property. The IRS issued Revenue Procedure 2003-65, which provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained in the Revenue Procedure, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% gross income test. Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. Structuring a mezzanine loan to meet the requirements of the safe harbor may not always be practical, and the mezzanine loans that the Fund acquires may not meet all of the requirements for reliance on this safe harbor. Hence, there can be no assurance that the IRS will not challenge the qualification of such assets as real estate assets or the interest generated by these loans as qualifying income under the 75% gross income test. To the extent the Fund makes corporate mezzanine loans or acquire other commercial real estate corporate debt, such loans will not qualify as real estate assets and interest income with respect to such loans will not be qualifying income for purposes of the 75% gross income test.

The Fund may hold indirect participation interests in some loans, rather than direct ownership of the loan. The borrower on the underlying loan is typically not a party to the participation agreement. The performance of this investment depends upon the performance of the underlying loan and, if the underlying borrower defaults, the participant typically has no recourse against the originator of the loan. The originator often retains a senior position in the underlying loan and grants junior participations which absorb losses first in the event of a default by the borrower. The Fund generally expects to treat its participation interests as an undivided ownership interest in the underlying loan, and thus as a qualifying real estate asset for purposes of the REIT asset tests that also generates qualifying mortgage interest for purposes of the 75% gross income test, to the extent that the loan underlying the participation is a qualifying real estate asset that generates qualifying income for such purposes. The appropriate treatment of participation interests for U.S. federal income tax purposes is not entirely certain, however, and no assurance can be given that the IRS will not challenge the Fund’s treatment of the Fund’s participation interests. In the event of a determination that such participation interests do not qualify as real estate assets, or that the income that the Fund derives from such participation interests does not qualify as mortgage interest for purposes of the REIT asset and income tests, the Fund could be subject to a penalty tax, or could fail to qualify as a REIT.

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The Fund expects that any mortgage backed securities that it invests in will be treated either as interests in a grantor trust or as interests in a REMIC for U.S. federal income tax purposes and that all interest income from such mortgage backed securities will be qualifying income for the 95% gross income test. In the case of mortgage backed securities treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans, and any mortgage loans that the Fund owns directly, would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is adequately secured by real property, as discussed above. In the case of mortgage backed securities treated as interests in a REMIC for U.S. federal income tax purposes, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. However, if less than 95% of the assets of the REMIC are real estate assets, then only a proportionate part of the Fund’s interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. The Fund expects that any interest income from mortgage backed securities that are not treated as an interest in a grantor trust or an interest in a REMIC will not be qualifying income for purposes of the 75% gross income test. Mortgage loans that may be held by a grantor trust or REMIC may not necessarily qualify as “real estate assets” for purposes of the REIT rules. As a result, it may be difficult, if not impossible, to determine whether income from certain CMBS investments will be qualifying 75% gross income. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce non-qualifying income for the holder of the related REMIC securities.

Fee Income

Although not currently contemplated, the Fund may receive various fees and expense reimbursements from borrowers in connection with originating loans. Fees that are for entering into agreements to make loans are qualifying income for both gross income tests. Other fees that are treated as “points” are treated as additional interest on the loan and are qualifying or nonqualifying based on whether the loan is a real estate asset. However, fees for services will not be qualifying income for purposes of both the 75% and 95% gross income tests. In addition, certain expense reimbursements received from the borrower, and even certain expenses paid by the borrower directly to a third party service provider, may result in nonqualifying income for both gross income tests to the extent such amounts are reimbursements for expenses that benefit the Fund. Any fees earned by a TRS will not be included for purposes of the gross income tests but the use of a TRS to originate loans to avoid such nonqualifying income may increase the taxes paid by the TRS.

Dividend Income

The Fund may receive material distributions from the Fund’s TRSs. These distributions are generally classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions generally constitute qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

If the Fund invests in an entity treated as a “passive investment foreign company” or “controlled foreign corporation” for U.S. federal income tax purposes, which could include a CDO investment, the Fund could be required to include the Fund’s portion of its earnings in the Fund’s income prior to the receipt of any distributions. Any such income inclusions would not be treated as qualifying income for purposes of the 75% gross income test but based on recent IRS guidance are expected to be qualifying income for purposes of the 95% gross income test.

Treatment of Certain Debt Instruments as Equity

The Fund may hold loans with relatively high loan-to-value ratios and/or high yields. Additionally, the Fund may receive equity interests in the Fund’s borrowers in connection with originating the Fund’s loans. These features can cause a loan to be treated as equity for U.S. federal income tax purposes. Although the Fund intends to structure each of its loans so that the loan should be respected as debt for U.S. federal income tax purposes, there can be no assurance that the IRS will not challenge the Fund’s treatment of one or more of the Fund’s loans as debt for U.S. federal income tax purposes. In the event the IRS were successful in such a challenge, all or a portion of the income from such loans could be viewed as guaranteed payments under the partnership tax rules, in which case such income may not be qualifying income for the REIT income tests. As a result, such a recharacterization could adversely affect the Fund’s ability to qualify as a REIT. If the underlying activity was a prohibited transaction, the income from such loans, to the extent the loans were characterized as equity, would be subject to a 100% tax.

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Hedging Transactions

The Fund may enter into hedging transactions with respect to one or more of the Fund’s assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury regulations, any income from a hedging transaction, including gain from the sale or disposition of such a transaction, will not constitute gross income for purposes of the 75% or 95% gross income test if (i) the Fund enters into the hedging transaction in the normal course of business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, and the hedge is clearly identified as specified in Treasury regulations before the close of the day on which it was acquired, originated, or entered into, (ii) the Fund enters into the hedging transaction primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income tests and the hedge is clearly identified as such before the close of the day on which it was acquired, originated, or entered into, or (iii) the Fund enters into the hedging transaction that hedges against transactions described in clause (i) or (ii) and is entered into in connection with the extinguishment of debt or sale of property that are being hedged against by the transactions described in clauses (i) or (ii) and the hedge complies with certain identification requirements. To the extent that the Fund enters into other types of hedging transactions, including hedges of interest rates on debt the Fund acquires as assets, or do not make proper tax identifications, as applicable, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the 75% and 95% gross income tests. The Fund intends to structure any hedging transactions in a manner that does not jeopardize its qualification as a REIT. No assurances can be given, however, that the Fund’s hedging activities will not give rise to income that does not qualify for purposes of either or both of the gross income tests and that such income will not adversely affect the Fund’s ability to satisfy the REIT qualification requirements.

Rents from Real Property

The Fund expects to acquire interests in real property (through majority-owned subsidiaries with rights to receive preferred economic returns), and may acquire other interests in real property (including equity participations). However, to the extent that the Fund owns real property or interests therein, rents the Fund receives qualify as “rents from real property” in satisfying the gross income tests described above, only if several conditions are met, including the following. If rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under any particular lease (determined based on the fair market values as of the beginning and end of the taxable year), then all of the rent attributable to such personal property will not qualify as rents from real property. The determination of whether an item of personal property constitutes real or personal property under the REIT provisions of the Code is subject to both legal and factual considerations and therefore can be subject to different interpretations.

In addition, in order for rents received by the Fund to qualify as “rents from real property,” the rent must not be based in whole or in part on the income or profits derived by any person from such real property. However, an amount will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of sales or if it is based on the net income of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the subtenants would qualify as rents from real property, if earned directly by the Fund. Moreover, for rents received to qualify as “rents from real property,” the Fund generally must not furnish or render certain services to the tenants of such property, other than through an “independent contractor” who is adequately compensated and from which the Fund derives no income or through a TRS. The Fund is permitted, however, to perform services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered rendered to the occupant of the property. In addition, the Fund may directly or indirectly provide non-customary services to tenants of the Fund’s properties without disqualifying all of the rent from the property if the payment for such services or, if greater, 150% of the Fund’s cost of providing such services, does not exceed 1% of the total gross income from the property. In such a case, only the amounts for non-customary services are not treated as rents from real property and the provision of the services does not disqualify the related rent.

Rental income will qualify as rents from real property only to the extent that the Fund does not directly or constructively own, (1) in the case of any tenant which is a corporation, stock possessing 10% or more of the total combined voting power of all classes of stock entitled to vote, or 10% or more of the total value of shares of all classes of stock of such tenant, or (2) in the case of any tenant which is not a corporation, an interest of 10% or more in the assets or net profits of such tenant.

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Phantom Income

Due to the nature of the assets in which the Fund may invest, the Fund may be required to recognize taxable income from those assets in advance of the Fund’s receipt of cash flow on or proceeds from disposition of such assets, and may be required to report taxable income in early periods that exceeds the economic income ultimately realized on such assets. For example, the Fund may originate debt instruments or mortgage backed securities at a discount from face value. To the extent the Fund originates any instruments at a discount or purchase such instruments at a discount in connection with their original issuance, the discount will be “original issue discount” if it exceeds certain de minimis amounts, which must be accrued on a constant yield method even though the Fund may not receive the corresponding cash payment until maturity. In such cases, the value of the equity interest would result in discount that must be accrued over the life of the loan. The Fund may also acquire debt instruments that provide for interest that accrues or is payable in kind, in which case the Fund will be required to include that income for tax purposes as it accrues rather than when it is paid in cash. To the extent the Fund purchases debt instruments at a discount after their original issuance, the discount may represent “market discount.” Unlike original issue discount, market discount is not required to be included in income on a constant yield method. However, the Fund will be required to treat a portion of any principal payments as ordinary income in an amount equal to the market discount that has accrued while the Fund held the debt instrument. If the Fund ultimately collects less on a debt instrument than the Fund’s purchase price and any original issue discount or accrued market discount that the Fund has included in income, there may be limitations on the Fund’s ability to use any losses resulting from that debt instrument.

The Fund may make loans that provide the Fund with rights to participate in the appreciation of the collateral real property securing the Fund’s debt instrument at specified times or that provide for other contingent payments based on the borrower’s performance. In circumstances where such equity features are part of the loan and not treated as a separate equity investment, the Fund generally will be required to accrue for tax purposes the projected increase in the yield on the loan attributable to the participation feature or contingent payments over the term of the loan, even though the Fund does not receive any cash attributable to the participation feature or contingent payments until some point in the future, if ever. In circumstances where the Fund’s equity participation is structured as a separate interest from the loans, the Fund will be required to allocate the amount the Fund pays for the loan and the equity interest between those securities and, depending on the circumstances, such allocation may result in additional discount on the loan that must be accrued for tax purposes over the life of the loan (even though no corresponding cash payment is made until later).

The Fund may also acquire debt instruments below par that are subsequently modified by agreement with the borrower. Under applicable Treasury Regulations, these modifications may be treated as a taxable event in which the Fund exchanges the old debt instrument for a new debt instrument, the value of which may be treated as equal to the face amount of the new debt instrument. Because the Fund’s tax basis in such debt instruments may be substantially less than the face value, the Fund could have significant income without any corresponding receipt of cash. Such a modification also may require the Fund to retest the status of the modified loan for purposes of determining whether the loan is fully secured by real property.

In addition, in the event that any debt instruments acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to accrue the unpaid interest as taxable income.

Finally, the Fund may be required under the terms of the Fund’s indebtedness to use cash received from interest payments to make nondeductible principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to the Fund’s Shareholders.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “—Annual Distribution Requirements.”

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Failure to Satisfy the Gross Income Tests

The Fund intends to monitor the Fund’s sources of income, including any non-qualifying income received by the Fund, and manage the Fund’s assets so as to ensure the Fund’s compliance with the gross income tests. The Fund cannot assure you, however, that the Fund will be able to satisfy the gross income tests. If the Fund fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, the Fund may still qualify as a REIT for the year if the Fund is entitled to relief under applicable provisions of the Code. These relief provisions will generally be available if the Fund’s failure to meet these tests was due to reasonable cause and not due to willful neglect and, following the identification of such failure, the Fund sets forth a description of each item of the Fund’s gross income that satisfies the gross income tests in a schedule for the taxable year filed in accordance with the Treasury Regulations. It is not possible to state whether the Fund would be entitled to the benefit of these relief provisions in all circumstances. If these relief provisions are inapplicable to a particular set of circumstances involving the Fund, the Fund will not qualify as a REIT. As discussed above under “—Taxation of REITs in General,” even where these relief provisions apply, a tax would be imposed upon the profit attributable to the amount by which the Fund fails to satisfy the particular gross income test.

Asset Tests

At the close of each calendar quarter, the Fund must also satisfy five tests relating to the nature of the Fund’s assets. First, at least 75% of the value of the Fund’s total assets must be represented by some combination of “real estate assets,” cash, cash items, and U.S. Government securities. For this purpose, real estate assets include loans secured by mortgages on real property or on interests in real property to the extent described below, certain mezzanine loans and mortgage backed securities as described below, interests in real property (such as land, buildings, leasehold interests in real property and personal property leased with real property if the rents attributable to the personal property would be rents from real property under the income tests discussed above), shares in other qualifying REITs and stock or debt instruments held for less than one year purchased with the proceeds from an offering of Shares of the Fund’s stock or certain debt. Second, not more than 25% of the Fund’s assets may be represented by securities other than those in the 75% asset test. Third, of the assets that do not qualify for purposes of the 75% test and that are not securities of the Fund’s TRSs: (i) the value of any one issuer’s securities owned by the Fund may not exceed 5% of the value of the Fund’s gross assets, and (ii) the Fund generally may not own more than 10% of any one issuer’s outstanding securities, as measured by either voting power or value. Fourth, the aggregate value of all securities of TRSs held by the Fund may not exceed 20% of the value of the Fund’s gross assets. Fifth, not more than 25% of the value of the Fund’s gross assets may be represented by debt instruments of publicly offered REITs that are not secured by mortgages on real property or interests in real property.

Securities for purposes of the asset tests may include debt securities that are not fully secured by a mortgage on real property (or treated as such). However, the 10% value test does not apply to certain “straight debt” and other excluded securities, as described in the Code, including any loan to an individual or an estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, (1) a REIT’s interest as a partner in a partnership is not considered a security for purposes of applying the 10% value test; (2) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by the partnership if at least 75% of the partnership’s gross income is derived from sources that would qualify for the 75% REIT gross income test; and (3) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by the partnership to the extent of the REIT’s interest as a partner in the partnership.

For purposes of the 10% value test, “straight debt” means a written unconditional promise to pay on demand on a specified date a sum certain in money if (1) the debt is not convertible, directly or indirectly, into stock and (2) the interest rate and interest payment dates are not contingent on profits, the borrower’s discretion, or similar factors other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Code. In the case of an issuer which is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if we, and any of the Fund’s “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer which (A) are not straight debt or other excluded securities (prior to the application of this rule), and (B) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, for the purposes of a partnership issuer, the Fund’s interest as a partner in the partnership). As a result, the straight debt exception would not be available to the Fund with respect to a loan where the Fund also holds an equity participation in the borrower through a TRS.

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Except as provided below, a real estate mortgage loan that the Fund owns generally will be treated as a real estate asset for purposes of the 75% REIT asset test if, on the date that the Fund acquires or originates the mortgage loan, the value of the real property securing the loan is equal to or greater than the principal amount of the loan. Existing IRS guidance provides that certain rules described above that are applicable to the gross income tests may apply to determine what portion of a mortgage loan will be treated as a real estate asset if the mortgage loan is secured both by real property and other assets. Under special guidance issued by the IRS, if the value of the mortgage loan exceeds the greater of the current value of the real property securing the loan and the value of the real property securing the loan at the time the Fund committed to acquire the loan, such excess will not be a qualifying real estate asset. Furthermore, the Fund may be required to retest modified loans to determine if the modified loan is adequately secured by real property as of the modification date if the modification results in a taxable exchange. However, under special guidance issued by the IRS, if a loan modification occurred as a result of default or the Fund reasonably believed that there was a significant risk of default and the modification reduced such risk, the Fund generally would not be required to retest such modified loan. Notwithstanding the foregoing, as discussed above under “ – Gross Income Tests – Interest Income,” a mortgage loan secured by both real property and personal property will be treated as a wholly qualifying real estate asset if the fair market value of such personal property does not exceed 15% of the total fair market value of all such property, even if the real property collateral is less than the outstanding principal balance on the loan.

As discussed above under “—Gross Income Tests,” certain loans that the Fund might originate could be at risk of being treated as equity interests in the borrower for U.S. federal income tax purposes. In such cases, the Fund would likely be treated as owning the Fund’s proportionate share of the borrower’s assets (if the borrower is a pass-through entity) or as owning corporate stock (if the borrower is a corporation), which could adversely affect the Fund’s ability to comply with the asset tests.

As discussed above under “—Gross Income Tests,” there may be circumstances in which the Fund’s mezzanine loans do not comply with the safe harbor under Revenue Procedure 2003-65. To the extent that any of the Fund’s mezzanine loans do not meet all of the requirements for reliance on the safe harbor set forth in the Revenue Procedure, such loans may not be real estate assets and could adversely affect the Fund’s REIT status.

As discussed above under “—Gross Income Tests,” participation interests in loans that the Fund acquires may not be treated as direct interests in the underlying mortgage loan, which may cause the participation interest to not qualify as a real estate asset. While the Fund intends that any such participation interests will be structured in a manner so as to be treated for REIT purposes as equivalent to a direct interest in the loan, and therefore, as a real estate asset, there can be no guarantee that such treatment is respected by the IRS.

Regular or residual interests in REMICs are generally treated as a real estate asset. If, however, less than 95% of the assets of a REMIC consists of real estate assets (determined as if the Fund held such assets), the Fund will be treated as owning the Fund’s proportionate share of the assets of the REMIC. The IRS has issued guidance providing that, among other things, if a REIT holds a regular or residual interest in an “eligible REMIC” that informs the REIT that at least 80% of the REMIC’s assets constitute real estate assets, then the REIT may treat 80% of the value of the interest in the REMIC as a real estate asset for the purpose of the REIT asset tests. The remaining 20% of the value of the REIT’s interest in the REMIC would not qualify as a real estate asset for purposes of the REIT asset tests and could adversely affect the Fund’s ability to qualify as a REIT. In the case of interests in grantor trusts, the Fund will be treated as owning an undivided beneficial interest in the mortgage loans held by the grantor trust. Such mortgage loans will generally qualify as real estate assets for purposes of the 75% asset test to the extent they are secured by real property. Investments in mortgage backed securities that are not interests in a grantor trust or REMIC or government securities will not be treated as qualifying assets for purposes of the 75% asset test and will be subject to the 5% asset test, the 10% value test, the 10% vote test and the 25% securities test described above.

The Fund may enter into repurchase agreements under which the Fund will nominally sell certain of the Fund’s assets to a counterparty and simultaneously enter into an agreement to repurchase the sold assets. The Fund generally believes that the Fund will be treated for U.S. federal income tax purposes as the owner of the assets that are the subject of any such repurchase agreement and the repurchase agreement will be treated as a secured lending transaction notwithstanding that the Fund may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could successfully assert that the Fund did not own the assets during the term of the repurchase agreement, which could impact the Fund’s REIT status.

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The Fund believes that its loan holdings and other assets will be structured in a manner that will comply with the foregoing REIT asset requirements and the Fund intends to monitor compliance on an ongoing basis. There can be no assurance, however, that the Fund will be successful in this effort. In this regard, to determine compliance with these requirements, the Fund will need to estimate the value of the Fund’s assets (or the value of the collateral securing the Fund’s loans). The Fund may not obtain independent appraisals to support the Fund’s conclusions concerning the values of the Fund’s assets, or in many cases, the values may not be susceptible to a precise determination and are subject to change in the future. In some cases, the Fund may rely on its own valuation that differs from the value determined by an appraiser. There can be no assurance that the IRS will not disagree with the determinations and assert that a different value is applicable, in which case the Fund might not satisfy the 75% asset test and the other asset tests and could fail to qualify as a REIT.

Failure to Satisfy Asset Tests

After initially meeting the asset tests at the close of any quarter, the Fund will not lose its qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the Fund fails to satisfy the asset tests because the Fund acquires assets during a quarter, the Fund can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. If the Fund fails the 5% asset test, or the 10% vote or value asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, the Fund may dispose of sufficient assets (generally within six months after the last day of the quarter in which the identification of the failure to satisfy these asset tests occurred) to cure such a violation that does not exceed the lesser of 1% of the Fund’s assets at the end of the relevant quarter or $10,000,000. If the Fund fails any of the other asset tests or the Fund’s failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect, the Fund is permitted to avoid disqualification as a REIT, after the 30 day cure period, by taking steps, including the disposition of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which the Fund identified the failure to satisfy the REIT asset test) and paying a tax equal to the greater of (x) $50,000 or (y) the amount determined by multiplying the net income generated during a specified period by the assets that cause the failure by the highest U.S. federal income tax rate applicable to corporations.

Annual Distribution Requirements

In order to qualify as a REIT, the Fund is required to distribute dividends, other than capital gain dividends, to the Fund’s Shareholders in an amount at least equal to: (i) the sum of: (a) 90% of the Fund’s “REIT taxable income” (computed without regard to its deduction for dividends paid and its net capital gains); and (b) 90% of the net income (after tax), if any, from foreclosure property (as described below); minus (ii) the sum of specified items of non-cash income that exceeds a percentage of the Fund’s income.

These distributions must be paid in the taxable year to which they relate or in the following taxable year if such distributions are declared in October, November or December of the taxable year, are payable to Shareholders of record on a specified date in any such month and are actually paid before the end of January of the following year. Such distributions are treated as both paid by the Fund and received by each Shareholder on December 31 of the year in which they are declared. In addition, at the Fund’s election, a distribution for a taxable year may be declared before the Fund timely files its tax return for the year and be paid with or before the first regular dividend payment after such declaration, provided that such payment is made during the 12-month period following the close of such taxable year. These distributions are taxable to the Fund’s Shareholders in the year in which paid, even though the distributions relate to the Fund’s prior taxable year for purposes of the 90% distribution requirement.

In order for distributions to be counted towards the Fund’s distribution requirement and to give rise to a tax deduction by the Fund, they must not be “preferential dividends.” A dividend is not a preferential dividend if it is pro rata among all outstanding shares of stock within a particular class and is in accordance with the preferences among different classes of stock as set forth in the organizational documents. To avoid paying preferential dividends, the Fund must treat every Shareholder of the class of Shares with respect to which the Fund makes a distribution the same as every other Shareholder of that class, and the Fund must not treat any class of Shares other than according to its dividend rights as a class. Under certain technical rules governing deficiency dividends, the Fund could lose its ability to cure an under-distribution in a year with a subsequent year deficiency dividend if the Fund pays preferential dividends. Preferential dividends potentially include “dividend equivalent redemptions.” Accordingly, the Fund intends to pay dividends pro rata within each class, and to abide by the rights and preferences of each class of the Fund’s Shares if there is more than one, and will seek to avoid dividend equivalent redemptions. (See “— Taxation of U.S. Shareholders — Redemptions of Common Shares” below for a discussion of when redemptions are dividend equivalent and measures the Fund intends to take to avoid them.). If, however, the Fund qualifies as a “publicly offered REIT” (within the meaning of Section 562(c) of the Code) in the future, the preferential dividend rules will cease to apply to the Fund. In addition, the IRS is authorized to provide alternative remedies to cure a failure to comply with the preferential dividend rules, but as of the date hereof, no such authorized procedures have been promulgated.

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To the extent that the Fund distributes at least 90%, but less than 100%, of the Fund’s “REIT taxable income,” as adjusted, the Fund will be subject to tax at ordinary U.S. federal corporate tax rates on the retained portion. In addition, the Fund may elect to retain, rather than distribute, the Fund’s net long-term capital gains and pay tax on such gains. In this case, the Fund could elect to have the Fund’s Shareholders include their proportionate share of such undistributed long-term capital gains in income and receive a corresponding credit or refund, as the case may be, for their proportionate share of the tax paid by the Fund. The Fund’s Shareholders would then increase the adjusted basis of their stock in the Fund by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their proportionate Shares.

If the Fund fails to distribute during each calendar year at least the sum of (1) 85% of the Fund’s REIT ordinary income for such year, (2) 95% of the Fund’s REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods, the Fund will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior periods) and (y) the amounts of income retained on which the Fund has paid corporate income tax. The Fund intends to make timely distributions so that the Fund is not subject to the 4% excise tax.

It is possible that the Fund, from time to time, may not have sufficient cash from operations to meet the distribution requirements, for example, due to timing differences between the actual receipt of cash and the inclusion of the corresponding items in income by the Fund for U.S. federal income tax purposes prior to receipt of such income in cash or non-deductible expenditures. See “—Gross Income Tests—Phantom Income” above. In the event that such shortfalls occur, to meet the Fund’s distribution requirements it might be necessary to arrange for short-term, or possibly long-term, borrowings, use cash reserves, liquidate non-cash assets at rates or times that the Fund regards as unfavorable or pay dividends in the form of taxable stock dividends. In the case of a taxable stock dividend, Shareholders would be required to include the dividend as income and would be required to satisfy the tax liability associated with the distribution with cash from other sources.

The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to Shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification as a REIT or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends.

In the event that the Fund undertakes a transaction (such as a tax-free merger) in which the Fund succeeds to earnings and profits of a taxable corporation, in addition to the distribution requirements above the Fund also must distribute such non-REIT earnings and profits to its Shareholders by the close the taxable year of the transaction. Such additional dividends are not deductible against the Fund’s REIT taxable income. The Fund may be able to rectify a failure to distribute any such non-REIT earnings and profits by making distributions in a later year comparable to deficiency dividends noted above and paying an interest charge.

Liquidating distributions generally will be treated as dividends for purposes of the above rules to the extent of current earnings and profits in the year paid provided the Fund completes its liquidation within 24 months following the Fund’s adoption of a plan of liquidation. Compliance with this 24 month requirement could require the Fund to sell assets at unattractive prices, distribute unsold assets to a “liquidating trust” for the benefit of the Fund’s Shareholders, or terminate the Fund’s status as a REIT. The U.S. federal income tax treatment of a beneficial interest in a liquidating trust would vary significantly from the U.S. federal income treatment of ownership of the Fund’s Shares.

Excess Inclusion Income

If the Fund directly or indirectly acquires a residual interest in a REMIC or equity interests in a taxable mortgage pool, a portion of its income from such arrangements may be treated as “excess inclusion income.” See “—Effect of Subsidiary Entities—Taxable Mortgage Pools.” The Fund is required to allocate any excess inclusion income to the Fund’s Shareholders in proportion to their dividends. The Fund would be subject to U.S. corporate tax to the extent of any excess inclusion income from the REMIC residual interest or taxable mortgage pool that is allocable to the percentage of the Fund’s Shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on UBTI. The LLC Agreement allows the Fund to deduct such taxes from the distributions otherwise payable to the responsible disqualified organizations. Because this tax would be imposed on the Fund, however, unless the Fund can recover the tax out of distributions to the disqualified holders, all of the Fund’s investors, including investors that are not disqualified organizations, would bear a portion of the tax cost associated with the classification of the Fund or a portion of the Fund’s assets as a taxable mortgage pool.

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Shareholders who are not disqualified organizations will have to treat the Fund’s dividends as excess inclusion income to the extent of their allocable shares of the Fund’s excess inclusion income. This income cannot be offset by net operating losses of the Fund’s Shareholders. If the Shareholder is a tax-exempt entity and not a disqualified organization, then this income is fully taxable as UBTI under Section 512 of the Code. If the Shareholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the Shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, the Shareholder’s allocable share of the Fund’s excess inclusion income could be considered excess inclusion income of such entity.

Prohibited Transactions

Net income the Fund derives from a prohibited transaction outside of a TRS is subject to a 100% tax unless the transaction qualifies for a statutory safe harbor discussed below. The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that is held as inventory or primarily for sale to customers, in the ordinary course of a trade or business by a REIT. For purposes of this 100% tax, income earned from a shared appreciation provision in a mortgage loan (see below) is treated as if the REIT sold an interest in the underlying property (thus subjecting such income to 100% tax if the Fund holds the shared appreciation mortgage outside of a TRS and the underlying property is inventory or held for sale). The 100% tax will not apply to gains from the sale of property held through a TRS or other taxable corporations (which are taxed at regular corporate rates). Thus, the Fund intends to conduct the Fund’s operations so that loans or other assets owned by the Fund (or assets that are the subject of a shared appreciation provision that the Fund owns) that are inventory or held primarily for sale to customers in the ordinary course of business are held through a TRS. However, whether property is held as inventory or “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances, and no assurance can be given that the Fund will be successful in isolating all investments subject to the 100% tax in the Fund’s TRSs or that the Fund will not engage in prohibited transactions outside of the Fund’s TRSs. With respect to kickers treated as equity for U.S. federal income tax purposes, as well as any loans treated as equity interests in the Fund’s borrowers for U.S. federal income tax purposes (see, “—Gross Income Tests—Treatment of Certain Debt Instruments as Equity”), the Fund’s income from such interests may be income from a prohibited transaction subject to the 100% tax if the underlying real property is treated as held as inventory or primarily for sale to customers.

Foreclosure Property

Foreclosure property is real property and any personal property incident to such real property (1) that is acquired by a REIT as a result of the REIT having bid on the property at foreclosure or having otherwise reduced the property to ownership or possession by agreement or process of law after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property, (2) for which the related loan or lease was acquired by the REIT at a time when default was not imminent or anticipated and (3) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the highest U.S. federal corporate rate on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election is in effect will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or property held for sale in the hands of the selling REIT.

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Shared Appreciation Mortgages/Equity Participations

In connection with the Fund’s acquisition and/or origination of loans, the Fund could obtain rights to share in the appreciation of the underlying collateral real property securing the mortgage loan. These participation features may be structured as “shared appreciation provisions” that are in connection with the loan itself or as a severable contingent right on the collateral. The participation features are sometimes referred to as “kickers.” To the extent the shared appreciation provision is in connection with the loan secured by real property, any income derived from the shared appreciation provision will be treated as gain from the sale of the collateral property for REIT income test purposes and for purposes of determining whether such income is income from a prohibited transaction. However, this treatment will not impact the character of the shared appreciation payment as contingent interest for other tax purposes. To the extent a participation feature is structured as a severable contingent right in the collateral property, or otherwise does not meet the definition of “shared appreciation provision,” the Fund may either be treated as owning an equity interest in the collateral property for the REIT income and asset tests or as holding a loan that provides for interest based on net profits, which would not be qualifying income for both the 75% and 95% REIT income tests. The Fund may hold severable contingent rights through a TRS, in which case they will be subject to corporate tax but will not generate non-qualifying income (except to the extent of TRS dividends for the 75% income test) or non-qualifying assets (except to the extent of the additional value in the TRS stock).

Failure to Qualify

In the event that the Fund violates a provision of the Code that would result in the Fund’s failure to qualify as a REIT, the Fund may nevertheless continue to qualify as a REIT under specified relief provisions available to the Fund to avoid such disqualification if (i) the violation is due to reasonable cause and not due to willful neglect, (ii) the Fund pays a penalty of $50,000 for each failure to satisfy a requirement for qualification as a REIT and (iii) the violation does not include a violation under the gross income or asset tests described above (for which other specified relief provisions are available). This cure provision reduces the instances that could lead to the Fund’s disqualification as a REIT for violations due to reasonable cause. If the Fund fails to qualify for taxation as a REIT in any taxable year and none of the relief provisions of the Code apply, the Fund will be subject to U.S. federal corporate income tax. Distributions to the Fund’s Shareholders in any year in which the Fund is not a REIT will not be deductible by the Fund, nor will they be required to be made. In this situation, to the extent of current or accumulated earnings and profits, and, subject to limitations of the Code, distributions to the Fund’s Shareholders will generally be taxable as qualified dividend income. Subject to certain limitations, dividends in the hands of the Fund’s corporate U.S. Shareholders may be eligible for the dividends received deduction. Unless the Fund is entitled to relief under the specific statutory provisions, the Fund will also be disqualified from re-electing to be taxed as a REIT for the four taxable years following a year during which qualification was lost. It is not possible to state whether, in all circumstances, the Fund will be entitled to statutory relief.

Taxation of Taxable U.S. Shareholders

This section summarizes the taxation of U.S. Shareholders that are not tax exempt organizations.

Distributions

Provided that the Fund qualifies as a REIT, distributions made to the Fund’s taxable U.S. Shareholders out of the Fund’s current or accumulated earnings and profits, and not designated as capital gain dividends, will generally be taken into account by them as ordinary dividend income and will not be eligible for the dividends received deduction for corporations. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. Shareholders who receive dividends from taxable subchapter C corporations. However, for taxable years before January 1, 2026, non-corporate taxpayers may deduct up to 20% of “qualified REIT dividends.” Qualified REIT dividends eligible for this deduction generally will include the Fund’s dividends received by a non-corporate U.S. stockholder that the Fund does not designate as capital gain dividends and that are not qualified dividend income. If the Fund fails to qualify as a REIT, such stockholders may not claim this deduction with respect to dividends paid by the Fund. As discussed above, if the Fund realizes excess inclusion income from a residual interest in REMIC or a taxable mortgage pool and allocate such excess inclusion income to a taxable U.S. Shareholder, that income cannot be offset by net operating losses of such Shareholder.

Distributions from the Fund that are designated as capital gain dividends will be taxed to U.S. Shareholders as long-term capital gains, to the extent that they do not exceed the Fund’s actual net capital gain for the taxable year, without regard to the period for which the U.S. Shareholder has held the Fund’s stock. To the extent that the Fund elects under the applicable provisions of the Code to retain the Fund’s net capital gains, U.S. Shareholders will be treated as having received, for U.S. federal income tax purposes, the Fund’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the Fund on such retained capital gains. U.S. Shareholders will increase their adjusted tax basis in the Fund’s common Shares by the difference between their allocable share of such retained capital gain and their share of the tax paid by the Fund. Corporate U.S. Shareholders may be required to treat up to 20% of some capital gain dividends as ordinary income. Long-term capital gains are generally taxable at maximum U.S. federal rates of 20% in the case of U.S. Shareholders who are individuals and 21% for corporations. Capital gains attributable to the sale of depreciable real property held for more than 12 months generally are subject to a 25% maximum U.S. federal income tax rate for U.S. Shareholders who are individuals, to the extent of previously claimed depreciation deductions.

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Distributions from the Fund in excess of the Fund’s current or accumulated earnings and profits will not be taxable to a U.S. Shareholder to the extent that they do not exceed the adjusted tax basis of the U.S. Shareholder’s common Shares in respect of which the distributions were made, but rather will reduce the adjusted tax basis of these Shares. To the extent that such distributions exceed the adjusted tax basis of a U.S. Shareholder’s common Shares, they will be treated as gain from the disposition of the Shares and thus will be included in income as long-term capital gain, or short-term capital gain if the Shares have been held for one year or less.

To the extent that the Fund has available net operating losses and capital losses carried forward from prior tax years, such losses, subject to limitations, may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. See “—Taxation of the Fund” and “—Annual Distribution Requirements.” Such losses, however, are not passed through to U.S. Shareholders and do not offset income of U.S. Shareholders from other sources, nor do they affect the character of any distributions that are actually made by the Fund.

Dispositions of the Fund’s Common Shares

In general, capital gains recognized by individuals and other non-corporate U.S. Shareholders upon the sale or disposition of Shares of the Fund’s common Shares will be subject to tax at capital gains rates, if such Shares were held for more than one year, and will be taxed at ordinary income rates if such Shares were held for one year or less. Gains recognized by U.S. Shareholders that are corporations are subject to U.S. federal corporate income tax, whether or not classified as long-term capital gains.

Capital losses recognized by a U.S. Shareholder upon the disposition of the Fund’s common Shares held for more than one year at the time of disposition will be considered long-term capital losses (or short-term capital losses if the Shares have not been held for more than one year), and are generally available only to offset capital gain income of the U.S. Shareholder but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year). In addition, any loss upon a sale or exchange of Shares of the Fund’s common Shares by a U.S. Shareholder who has held the Shares for six months or less, after applying holding period rules, will be treated as a long-term capital loss to the extent of distributions received from the Fund that were required to be treated by the U.S. Shareholder as long-term capital gain.

Redemptions of the Fund’s Common Shares

A redemption of Shares will be treated under Section 302 of the Code as a taxable distribution unless the redemption satisfies one of the tests set forth in Section 302(b) of the Code enabling the redemption to be treated as a sale or exchange of the redeemed Shares. A redemption that is not treated as a sale or exchange will be taxed in the same manner as regular distributions (e.g., ordinary dividend income to the extent paid out of earnings and profits unless properly designated as a capital gain dividend), and a redemption treated as a sale or exchange will be taxed in the same manner as other taxable sales discussed above.

The redemption will be treated as a sale or exchange if it (i) is “substantially disproportionate” with respect to the Shareholder, (ii) results in a “complete termination” of the Shareholder’s interest in the Fund, or (iii) is “not essentially equivalent to a dividend” with respect to the Shareholder, all within the meaning of Section 302(b) of the Code. In determining whether any of these tests have been met, Shares considered to be owned by the Shareholder by reason of certain constructive ownership rules set forth in the Code, as well as Shares actually owned, must generally be taken into account. Because the determination as to whether any of the alternative tests of Section 302(b) of the Code is satisfied with respect to any particular redemption will depend upon the facts and circumstances as of the time the determination is made and the constructive ownership rules are complicated, prospective Shareholders are advised to consult their own tax advisors to determine such tax treatment.

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If a redemption of Shares is treated as a distribution that is taxable as a dividend, the amount of the distribution would be measured by the amount of cash and the fair market value of the property received by the redeeming Shareholder. In addition, although guidance is sparse, the IRS could take the position that Shareholders who do not participate in any redemption treated as a dividend should be treated as receiving a constructive stock distribution taxable as a dividend in the amount of the increased percentage ownership in the Fund as a result of the redemption, even though such Shareholder did not actually receive cash or other property as a result of such redemption. The amount of any such constructive dividend would be added to the nonredeeming Shareholder’s basis in his Shares. It also is possible that under certain technical rules relating to the deduction for dividends paid, the IRS could take the position that redemptions taxed as dividends impair the Fund’s ability to satisfy the Fund’s distribution requirements under the Code. To avoid certain issues related to the Fund’s ability to comply with the REIT distribution requirements (see “— Qualification as a REIT — Annual Distribution Requirements”), the Fund has implemented procedures designed to track the Fund’s Shareholders’ percentage interests in the Fund’s common Shares and identify any such dividend equivalent redemptions, and the Fund will decline to effect a redemption to the extent that the Fund believes that it would constitute a dividend equivalent redemption. However, the Fund cannot assure you that the Fund will be successful in preventing all dividend equivalent redemptions. In general, the U.S. federal income tax rules applicable to REITs likely will require the Fund to complete its liquidation within 24 months following the Fund’s adoption of a plan of liquidation. Compliance with this 24 month requirement could require the Fund to distribute unsold assets to a “liquidating trust. “ Each Shareholder would be treated as receiving a liquidating distribution equal to the value of the liquidating trust interests received by the Shareholder. The U.S. federal income tax treatment of ownership an interest in any such liquidating trust would differ materially from the U.S. federal income tax treatment of an investment in the Fund’s Shares.

Liquidating Distributions

Once the Fund has adopted (or is deemed to have adopted) a plan of liquidation for U.S. federal income tax purposes, liquidating distributions received by a U.S. Shareholder with respect to the Fund’s common Shares will be treated first as a recovery of the Shareholder’s basis in the Shares (computed separately for each block of Shares) and thereafter as gain from the disposition of the Fund’s common Shares.

Medicare Tax on Unearned Income

U.S. Shareholders that are individuals, estates or trusts may be required to pay an additional 3.8% tax on, among other things, dividends on the Fund’s common Shares (without regard to the 20% deduction allowed by the TCJA on ordinary REIT dividends) and capital gains from the sale or other disposition of stock. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of the Fund’s common Shares.

Treatment of Tax Exempt U.S. Shareholders

U.S. tax exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. However, they are subject to taxation on their UBTI. While many investments in real estate may generate UBTI, the IRS has ruled that regular distributions from a REIT to a tax exempt entity do not constitute UBTI. Based on that ruling, and provided that (1) a tax exempt U.S. Shareholder has not held the Fund’s common Shares as “debt financed property” within the meaning of the Code (that is, where the acquisition or holding of the property is financed through a borrowing by the tax exempt Shareholder) and (2) the Fund does not hold REMIC residual interests or interests in a taxable mortgage pool that gives rise to “excess inclusion income,” distributions from the Fund and income from the sale of the Fund’s common Shares generally should not give rise to UBTI to a tax exempt U.S. Shareholder. Excess inclusion income from REMIC residual interests or interests in a taxable mortgage pool, if any, that the Fund allocates to a tax-exempt U.S. Shareholder will be treated as UBTI (or, in the case of a disqualified organization, taxable to us). See “—Excess Inclusion Income.”

Tax exempt U.S. Shareholders that are social clubs, voluntary employee benefit associations, or supplemental unemployment benefit trusts exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), or (c)(17) of the Code, respectively, are subject to different UBTI rules, which generally will require them to characterize distributions from the Fund as UBTI.

A pension trust (1) that is described in Section 401(a) of the Code, (2) is tax exempt under Section 501(a) of the Code, and (3) that owns more than 10% of the Fund’s stock could be required to treat a percentage of the dividends from the Fund as UBTI if the Fund is a “pension-held REIT.” The Fund will not be a pension-held REIT unless (1) either (A) one pension trust owns more than 25% of the value of the Fund’s stock, or (B) a group of pension trusts, each individually holding more than 10% of the value of the Fund’s stock, collectively owns more than 50% of such stock; and (2) the Fund would not have satisfied the 5/50 Test but for a special rule that permits the Fund to “look-through” such trusts to the ultimate beneficial owners of such trusts in applying the 5/50 Test.

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In general, the U.S. federal income tax rules applicable to REITs will require the Fund to complete the Fund’s liquidation within 24 months following the Fund’s adoption of a plan of liquidation. Compliance with this 24 month requirement could require the Fund to distribute unsold assets to a liquidating trust. The U.S. federal income tax treatment of ownership an interest in any such liquidating trust would differ materially from the U.S. federal income tax treatment of an investment in the Fund’s stock, including the potential incurrence of income treated as UBTI.

Tax exempt U.S. Shareholders are urged to consult their tax advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of owning the Fund’s common Shares.

U.S. Taxation of Non-U.S. Shareholders

General

In general, non-U.S. Shareholders will not be considered to be engaged in a U.S. trade or business solely as a result of their ownership of the Fund’s common Shares. In cases where a non-U.S. Shareholder’s investment in the Fund’s common Shares is, or is treated as, effectively connected with the non-U.S. Shareholder’s conduct of a U.S. trade or business, dividend income received in respect of the Fund’s common Shares and gain from the sale of the Fund’s common Shares generally will be “effectively connected income” (“ECI”) subject to U.S. federal income tax at graduated rates in the same manner as if the non-U.S. Shareholder were a U.S. Shareholder, and such dividend income may also be subject to the 30% branch profits tax (subject to possible reduction under a treaty) on the income after the application of the income tax in the case of a non-U.S. Shareholder that is a corporation. Additionally, non-U.S. Shareholders that are nonresident alien individuals who are present in the U.S. for 183 days or more during the taxable year and have a “tax home” in the U.S. are subject to a 30% withholding tax on their capital gains. The remaining discussion below assumes the dividends and gain generated in respect of the Fund’s common Shares is not effectively connected to a U.S. trade or business of the non-U.S. Shareholder and that the non-U.S. Shareholder is not present in the U.S. for more than 183 days during any taxable year.

FIRPTA

Under the Foreign Investment in Real Property Tax Act (“FIRPTA”), gains from U.S. real property interests (“USRPIs”) are generally treated as ECI subject to U.S. federal income tax at graduated rates in the same manner as if the non-U.S. shareholder were a U.S. Shareholder (and potentially branch profits tax to non-U.S. corporations), and will generate return filing obligations in the United States for such non-U.S. Shareholders. USRPIs for purposes of FIRPTA generally include interests in real property located in the United States and loans that provide the lender with a participation in the profits, gains, appreciation (or similar arrangements) of real property located in the United States. Loans secured by real property located in the United States that do not provide the lender with a participation in profits, gains, appreciation (or similar arrangements) of the real property are generally not treated as USRPIs.

In addition, stock of a domestic corporation (including a REIT such as the Fund) will be a USRPI if at least 50% of its real property assets and assets used in a trade or business are USRPIs at any time during a prescribed testing period. Notwithstanding the foregoing rule, (i) the Fund’s common Shares will not be a USRPI if the Fund is “domestically-controlled,” (ii) the Fund’s common Shares will not be a USRPI with respect to a selling non-U.S. Shareholder if the Shares sold are of a class that is regularly traded on an established securities market and the selling non-U.S. Shareholder owned, actually or constructively, 10% or less of the Fund’s outstanding stock of that class at all times during a specified testing period (generally the lesser of the five year period ending on the date of disposition or the period of the Fund’s existence), or (iii) with respect to a selling non-U.S Shareholder that is a “qualified shareholder” (as described below) or (iv) with respect to a selling non-U.S. Shareholder that is a “qualified foreign pension fund” (as described below).

A domestically controlled REIT is a REIT in which, at all times during a specified testing period (generally the lesser of the five year period ending on the date of disposition of the REIT’s shares of common shares or the period of the REIT’s existence), less than 50% in value of its outstanding shares of common shares is held directly or indirectly by non-U.S. persons. For these purposes, a person holding less than 5% of the Fund’s common Shares for five years will be treated as a U.S. person unless the Fund has actual knowledge that such person is not a U.S. person.

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The Fund’s Shares are not currently traded on an established securities market, and the Fund has no current intent to list the Fund’s Shares for trading. The Fund also cannot assure you that it will be domestically-controlled at all times in the future. Thus, the Fund cannot assure you that the Fund’s stock is not or will not become a USRPI in the future.

Ordinary Dividends

The portion of dividends received by non-U.S. Shareholders payable out of the Fund’s earnings and profits that are not attributable to gains from sales or exchanges of USRPIs will generally be subject to U.S. federal withholding tax at the rate of 30%, unless reduced or eliminated by an applicable income tax treaty. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. In addition, any portion of the dividends paid to non-U.S. Shareholders that are treated as excess inclusion income from REMIC residual interests or interests in a taxable mortgage pool will not be eligible for exemption from the 30% withholding tax or a reduced treaty rate.

Non-Dividend Distributions

A non-U.S. Shareholder should not incur tax on a distribution in excess of the Fund’s current and accumulated earnings and profits if the excess portion of the distribution does not exceed the adjusted basis of its common Shares. Instead, the excess portion of the distribution will reduce the adjusted basis of its common Shares. A non-U.S. Shareholder generally will not be subject to U.S. federal income tax on a distribution that exceeds both the Fund’s current and accumulated earnings and profits and the adjusted basis of its stock unless the Fund’s common Shares unless the Fund’s common Shares constitute a USRPI and no other exception applies to the selling non-U.S. Shareholder. If the Fund’s common Shares is a USRPI, and no other exception applies to the selling non-U.S. Shareholder, distributions in excess of both the Fund’s earnings and the non-U.S. Shareholder’s basis in the Fund’s stock will be treated as ECI subject to U.S. federal income tax. Regardless of whether the distribution exceeds basis, the Fund will be required to withhold 15% of any distributions to non-U.S. Shareholders in excess of the Fund’s current year and accumulated earnings (i.e., including distributions that represent a return of the non-U.S. Shareholder’s tax basis in the Fund’s common Shares). The withheld amounts will be credited against any U.S. tax liability of the non-U.S. Shareholder, and may be refundable to the extent such withheld amounts exceed the Shareholder’s actual U.S. federal income tax liability. Even in the event the Fund’s common Shares is not a USRPI, the Fund may choose to withhold on the entire amount of any distribution at the same rate as the Fund would withhold on a dividend because the Fund may not be able to determine at the time the Fund makes a distribution whether or not the distribution will exceed the Fund’s current and accumulated earnings and profits. However, a non-U.S. Shareholder may obtain a refund of amounts that the Fund withholds if it later determines that a distribution in fact exceeded the Fund’s current and accumulated earnings and profits, to the extent such withheld amounts exceed the Shareholder’s actual U.S. federal income tax liability.

Capital Gain Dividends and Distributions of FIRPTA Gains

Subject to the exceptions that may apply if the Fund’s common Shares are regularly traded on an established securities market or if the selling non-U.S. Shareholder is a “qualified shareholder” or a “qualified foreign pension fund,” each as described below, under a FIRPTA “look-through” rule, any of the Fund’s distributions to non-U.S. Shareholders of gain attributable to the sale of a USRPI will be treated as ECI and subject to the 21% FIRPTA withholding regardless of whether the Fund’s common Shares constitute a USRPI. Amounts treated as ECI under the look-through rule may also be subject to the 30% branch profits tax (subject to possible reduction under a treaty), after the application of the income tax to such ECI, in the case of a non-U.S. Shareholder that is a corporation. In addition, the Fund will be required to withhold tax at the highest U.S. federal corporate income tax rate on the maximum amount that could have been designated as capital gains dividends. Capital gain dividends received by a non-U.S. Shareholder that are attributable to dispositions of the Fund’s assets other than USRPIs are not subject to U.S. federal income tax. This FIRPTA look through rule also applies to distributions in redemption of shares and liquidating distributions, to the extent they represent distributions of gain attributable to the sale of a USRPI.

A distribution that would otherwise have been treated as gain from the sale of a USRPI under the FIRPTA look-through rule will not be treated as ECI, and instead will be treated as otherwise described herein without regard to the FIRPTA look-through rule, if (1) the distribution is received with respect to a class of stock that is regularly traded on an established securities market located in the United States, and (2) the recipient non-U.S. Shareholder does not own more than 10% of that class of stock at any time during the one-year period ending on the date on which the distribution is received. The Fund currently is not publicly traded and such rules will not apply unless and until the Fund’s common Shares become “regularly traded” on an established securities exchange in the future.

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Dispositions of the Fund’s Common Shares

A sale of the Fund’s common Shares by a non-U.S. Shareholder generally will not be subject to U.S. federal income tax unless the Fund’s Shares are a USRPI. Subject to the exceptions that may apply if the Fund’s common Shares were regularly traded on an established securities market (as described above) or if were a domestically controlled REIT for a specified testing period, if the Fund’s Shares are a USRPI, gain from the sale of the Fund’s Shares would be ECI to the non-U.S. Shareholder unless such non-U.S. Shareholder were a qualified Shareholder or qualified foreign pension fund, each as described below. If the Fund’s Shares are not a USRPI, gain from the sale of the Fund’s Shares would not be subject to U.S. federal income tax.

To the extent the Fund’s common Shares are held directly (or indirectly through one or more partnerships) by a “qualified Shareholder,” the Fund’s common Shares will not be treated as a USRPI. Further, to the extent such treatment applies, any distribution to such Shareholder will not be treated as gain recognized from the sale or exchange of a USRPI. For these purposes, a qualified Shareholder is generally a non-U.S. stockholder that (i)(A) is eligible for treaty benefits under an income tax treaty with the United States that includes an exchange of information program, and the principal class of interests of which is listed and regularly traded on one or more stock exchanges as defined by the treaty, or (B) is a foreign limited partnership organized in a jurisdiction with an exchange of information agreement with the United States and that has a class of regularly traded limited partnership units (having a value greater than 50% of the value of all partnership units) on the New York Stock Exchange or Nasdaq, (ii) is a “qualified collective investment vehicle” (within the meaning of Section 897(k)(3)(B) of the Code) and (iii) maintains records of persons holding 5% or more of the class of interests described in clauses (i)(A) or (i)(B) above. However, in the case of a qualified Shareholder having one or more “applicable investors,” the exception described in the first sentence of this paragraph will not apply to the applicable percentage of the qualified Shareholder’s stock (with “applicable percentage” generally meaning the percentage of the value of the interests in the qualified Shareholder held by applicable investors after applying certain constructive ownership rules). The applicable percentage of the amount realized by a qualified Shareholder on the disposition of the Fund’s stock or with respect to a distribution from the Fund attributable to gain from the sale or exchange of a USRPI will be treated as amounts realized from the disposition of USRPI. Such treatment will also apply to applicable investors in respect of distributions treated as a sale or exchange of stock with respect to a qualified Shareholder. For these purposes, an “applicable investor” is a person (other than a qualified Shareholder) who generally holds an interest in the qualified Shareholder and holds more than 10% of the Fund’s stock applying certain constructive ownership rules.

For FIRPTA purposes, a “qualified foreign pension fund” will not be treated as a non-U.S. stockholder, and any entity all of the interests of which are held by a qualified foreign pension fund will be treated as such a fund. A “qualified foreign pension fund” is an organization or arrangement (i) created or organized in a foreign country, (ii) established to provide retirement or pension benefits to current or former employees (including self-employed individuals) or their designees by either (A) a foreign country as a result of services rendered by such employees to their employers, or (B) one or more employers in consideration for services rendered by such employees to such employers, (iii) which does not have a single participant or beneficiary that has a right to more than 5% of its assets or income, (iv) which is subject to government regulation and with respect to which annual information about its beneficiaries is provided, or is otherwise available, to relevant local tax authorities and (v) with respect to which, under its local laws, (A) contributions that would otherwise be subject to tax are deductible or excluded from its gross income or taxed at a reduced rate, or (B) taxation of its investment income is deferred, or such income is excluded from its gross income or taxed at a reduced rate.

Redemptions and Liquidating Distributions

A redemption of Shares by a non-U.S. Shareholder will be treated as a regular distribution or as a sale or exchange of the redeemed Shares under the same rules of Section 302 of the Code that apply to U.S. Shareholders and which are discussed above under “Taxation of Taxable U.S. Shareholders—Redemptions of Common Shares.” Subject to the FIRPTA look-through rule, (i) if the Fund’s Shares are a USRPI, gain from a redemption treated as a sale or exchange of the Fund’s Shares would be ECI to the non-U.S. Shareholder unless such non-U.S. Shareholder were a qualified Shareholder or qualified foreign pension fund, as described above, and (ii) if the Fund’s Shares are not a USRPI, gain from a redemption treated as a sale or exchange of the Fund’s Shares would not be subject to U.S. federal income tax.

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Once the Fund has adopted (or are deemed to have adopted) a plan of liquidation for U.S. federal income tax purposes, liquidating distributions received by a non-U.S. Shareholder with respect to the Fund’s common Shares will be treated first as a recovery of the Shareholder’s basis in the Shares (computed separately for each block of Shares) and thereafter as gain from the disposition of the Fund’s common Shares. Subject to the FIRPTA look-through rule, (i) if the Fund’s Shares are a USRPI, gain from a liquidating distribution with respect the Fund’s Shares would be ECI to the non-U.S. Shareholder unless such non-U.S. Shareholder were a qualified Shareholder or qualified foreign pension fund, as described above, and (ii) if the Fund’s Shares are not a USRPI, gain from a liquidating distribution with respect to the Fund’s Shares would not be subject to U.S. federal income tax. In general, the U.S. federal income tax rules applicable to REITs will require the Fund to complete its liquidation within 24 months following the Fund’s adoption of a plan of liquidation. Compliance with this 24 month requirement could require the Fund to distribute unsold assets to a “liquidating trust. “ The U.S. federal income tax treatment of ownership an interest in any such liquidating trust would differ materially from the U.S. federal income tax treatment of an investment in the Fund’s stock, including the potential incurrence of income treated as ECI and the likely requirement to file U.S. federal income tax returns.

The IRS takes the view that under the FIRPTA look-through rule, but subject to the exceptions described above that may apply to a holder of no more than 10% of the Fund’s common Shares if the Fund’s common Shares are regularly traded on an established securities market, to a qualified Shareholder or to a qualified foreign pension fund, distributions in redemption of the Fund’s common Shares and liquidating distributions to non-U.S. Shareholders will be treated as ECI and subject to withholding at the highest U.S. federal corporate income rate, and also potentially subject to branch profits tax in the case of corporate non-U.S. Shareholders, to the extent that the distributions are attributable to gain from the sale of a USRPI, regardless of whether the Fund’s stock is a USRPI and regardless of whether the distribution is otherwise treated as a sale or exchange.

Backup Withholding and Information Reporting

The Fund will report to the Fund’s U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Under the backup withholding rules, a U.S. Shareholder may be subject to backup withholding with respect to dividends paid unless the holder is a corporation or comes within other exempt categories and, when required, demonstrates this fact or provides a taxpayer identification number or social security number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. Shareholder that does not provide his or her correct taxpayer identification number or social security number may also be subject to penalties imposed by the IRS. Backup withholding is not an additional tax. In addition, the Fund may be required to withhold a portion of dividends or capital gain distribution to any U.S. Shareholder who fails to certify their non-foreign status.

The Fund must report annually to the IRS and to each non-U.S. Shareholder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. Shareholder resides under the provisions of an applicable income tax treaty. A non-U.S. Shareholder may be subject to backup withholding unless applicable certification requirements are met.

Payment of the proceeds of a sale of the Fund’s common Shares within the United States is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. Shareholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person) or the holder otherwise establishes an exemption. Payment of the proceeds of a sale of the Fund’s common Shares conducted through certain U.S. related financial intermediaries is subject to information reporting (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. Shareholder and specified conditions are met or an exemption is otherwise established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

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Foreign Accounts and FATCA

Federal legislation commonly referred to as “FATCA” currently imposes withholding taxes on certain U.S. source passive payments to “foreign financial institutions” and certain other non-U.S. entities and will generally impose withholding taxes with respect to payments of disposition proceeds of U.S. securities realized after December 31, 2018. Under this legislation, the failure to comply with additional certification, information reporting and other specified requirements could result in withholding tax being imposed on payments of dividends and sales proceeds to U.S. Shareholders who own the Fund’s common Shares through foreign accounts or foreign intermediaries and certain non-U.S. Shareholders. The legislation imposes a 30% withholding tax on dividends currently on, and will generally impose a 30% withholding tax on gross proceeds from the sale or other disposition of, the Fund’s common Shares paid to a foreign financial institution or to a foreign entity other than a financial institution, unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the foreign entity is not a financial institution and either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. If the payee is a foreign financial institution (that is not otherwise exempt), it must either (1) enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements or (2) in the case of a foreign financial institution that is resident in a jurisdiction that has entered into an intergovernmental agreement to implement FATCA, comply with the revised diligence and reporting obligations of such intergovernmental agreement. Prospective investors should consult their tax advisors regarding this legislation.

State, Local and Non-U.S. Taxes

The Fund and its Shareholders may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of the Fund and its Shareholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by te Fund would not pass through to Shareholders as a credit against their U.S. federal income tax liability. The TCJA also disallows itemized deductions for individuals for state and local income, property and sales taxes in excess of a combined limit of $10,000 per year. Prospective Shareholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on an investment in the Fund’s common Shares.

Legislative or Other Actions Affecting REITs

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Department of the Treasury. No assurance can be given as to whether, when, or in what form, U.S. federal income tax laws applicable to the Fund and the Fund’s Shareholders may be enacted. Changes to the U.S. federal income tax laws and interpretations of U.S. federal income tax laws could adversely affect an investment in the Fund’s common Shares.

The recently enacted TCJA, generally applicable for tax years beginning after December 31, 2017, made significant changes to the Code, including a number of provisions of the Code that affect the taxation of businesses and their owners, including REITs and their stockholders.

Among other changes, the TCJA made the following changes:

•	For tax years beginning after December 31, 2017 and before January 1, 2026, (i) the U.S. federal income tax rates on ordinary income of individuals, trusts and estates have been generally reduced and (ii) non-corporate taxpayers are permitted to take a deduction for certain pass-through business income, including, as discussed above, dividends received from REITs that are not designated as capital gain dividends or qualified dividend income, subject to certain limitations.

•	The maximum U.S. federal income tax rate for corporations has been reduced, and corporate alternative minimum tax has been eliminated for corporations, which would generally reduce the amount of U.S. federal income tax payable by the Fund’s TRSs and by the Fund to the extent the Fund was subject corporate U.S. federal income tax. In addition, the maximum withholding rate on distributions by the Fund to non-U.S. stockholders that are treated as attributable to gain from the sale or exchange of a U.S. real property interest has been reduced.

•	Certain new limitations on the deductibility of interest expense now apply, which limitations may affect the deductibility of interest paid or accrued by the Fund or the its TRSs.

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•	Certain new limitations on net operating losses now apply, which limitations may affect net operating losses generated by the Fund or its TRSs.

•	A U.S. tax-exempt stockholder that is subject to tax on its UBTI will be required to separately compute its taxable income and loss for each unrelated trade or business activity for purposes of determining its UBTI.

•	Accounting rules generally require the Fund to recognize income items for federal income tax purposes no later than when the Fund takes the item into account for financial statement purposes, which may accelerate the Fund’s recognition of certain income items.

The effect of the TCJA on the Fund and the Fund’s Shareholders is uncertain, and administrative guidance will be required in order to fully evaluate the effect of many provisions. Any technical corrections with respect to the TCJA could have an adverse effect on the Fund or its Shareholders.

CUSTODIAN AND TRANSFER AGENT

[____] (“[____]”), which has its principal office at [____], serves as the Fund’s transfer agent.

[____], which has its principal office at [____], serves as the Fund’s custodian for the securities and cash of the Fund’s portfolio. Under the Custodian Agreement between the Fund and [____],[____] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____] is the independent registered public accounting firm for the Fund and will perform an annual audit the Fund’s financial statements. [____] is located at [____].

LEGAL COUNSEL

Goodwin Procter, LLP, 901 New York Avenue, NW Washington, DC 20001, serves as legal counsel to the Fund.

ADDITIONAL INFORMATION

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[____]). The complete Registration Statement, including the exhibits filed therewith, may be obtained from the SEC at www.sec.gov. See the cover page of this SAI for information about how to obtain a paper copy of this SAI or the Prospectus without charge. Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Income eREIT Interval Fund, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fundrise Platform website at www.fundrise.com.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the Registration Statement.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

[To be updated by subsequent amendment]

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APPENDIX A

FUND PROXY VOTING POLICIES AND PROCEDURES

[To be updated by subsequent amendment]

A-1

APPENDIX B

ADVISER PROXY VOTING POLICIES AND PROCEDURES

[To be updated by subsequent amendment]

B-1

PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements.

Part A:	None.

Part B:	Report of Independent Registered Public Accounting Firm* Statement of Assets and Liabilities* Statement of Operations* Notes to Financial Statements*

2.	Exhibits.

(a)	Certificate of Formation of Fundrise Income eREIT Interval Fund (“Registrant”)**

(b)	Limited Liability Company Agreement*

(e)	Dividend Reinvestment Plan*

(g)	Form of Investment Management Agreement dated [ ], 2019, between Registrant and Fundrise Advisors, LLC*

(j)	Form of Custody Agreement*

(k)(1)	Form of Expense Limitation Agreement dated [ ], 2019, between Registrant and Fundrise Advisors, LLC*

(k)(2)	Form of Transfer Agency Agreement*

(l)	Opinion and Consent of Counsel*

(n)	Consent of Independent Registered Public Accounting Firm*

(p)	Initial Capital Agreement*

(r)(1)	Code of Ethics of Registrant*

(r)(2)	Code of Ethics of Fundrise Advisors, LLC*

*	To be completed by amendment.
**	Filed herewith.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution*

SEC Registration Fees	$	[ ]
Legal Fees	$	[ ]
FINRA Fees	$	[ ]
Blue Sky Fees	$	[ ]
Accounting Fees	$	[ ]
Printing Fees	$	[ ]
Total	$	[ ]

* To be completed by amendment.

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

As of [ ], 2019:

Title of Class	Number of Record Holders

Item 30.	Indemnification

To be completed by amendment.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which Fundrise Advisors, LLC, and each member, director, executive officer, or partner of Fundrise Advisors, LLC, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of Fundrise Advisors, LLC is included in its Form ADV, as filed with the SEC (File No. 801-[ ]), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

To be completed by amendment.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	The Registrant undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C:

Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3.	The Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

4.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the 4th day of June, 2019.

Income eREIT Interval Fund, LLC

By:	Fundrise Advisors, LLC, its manager

By:	/s/ Benjamin S. Miller
Name:	Benjamin S. Miller
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Capacity	Date

/s/ Benjamin S. Miller	Chief Executive Officer	June 4, 2019
Benjamin S. Miller

Exhibit INDEX

Exhibit	Exhibit Name

(a)	Certificate of Formation